              As filed with the Securities and Exchange Commission
                               on January 27, 2003


                        Securities Act File No. 33-51308
                    Investment Company Act File No. 811-7142

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                                                                             ---

                           Pre-Effective Amendment No.                       / /
                                                                             ---

                         Post-Effective Amendment No. 38                     /X/
                                                                             ---

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                                                                             ---

                              Amendment No. 40 /X/
                                               ---

                        (Check appropriate box or boxes)

                                    GE FUNDS
         ...............................................................
               (Exact Name of Registrant as Specified in Charter)

                               3003 Summer Street
                           Stamford, Connecticut 06905
              ....................................................
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (203) 326-4040

                            Matthew J. Simpson, Esq.
     Senior Vice President, Associate General Counsel & Assistant Secretary
                        GE Asset Management Incorporated
                               3003 Summer Street
                           Stamford, Connecticut 06905
            .........................................................
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

-    immediately upon filing pursuant to paragraph (b)
                                                           ---
-    on January 29, 2003 pursuant to paragraph (b)          X
                                                           ---

-    60 days after filing pursuant to paragraph (a)(1)
                                                           ---
-    on (date) pursuant to paragraph (a)(1)
                                                           ---
-    75 days after filing pursuant to paragraph (a)(2)
                                                           ---
-    on (date) pursuant to paragraph (a)(2) of Rule 485
                                                           ---

If appropriate, check the following box:

This post-effective amendment designates a new
effective date for a previously filed post-effective
amendment.
                                                           ---


GE International Fixed Income Fund and GE Small-Cap Growth Equity Fund, series of Registrant (the shares of) which are not currently being offered to the public, remain registered and unaffected by this post-effective amendment.

[GRAPHIC]

GE FUNDS

PROSPECTUS


JANUARY 29, 2003



EQUITY FUNDS
GE U.S. EQUITY FUND
GE VALUE EQUITY FUND
GE MID-CAP GROWTH FUND
GE MID-CAP VALUE EQUITY FUND
GE SMALL-CAP VALUE EQUITY FUND
GE S&P 500 INDEX FUND
GE GLOBAL EQUITY FUND
GE INTERNATIONAL EQUITY FUND

GE EUROPE EQUITY FUND

PREMIER FUNDS
GE PREMIER GROWTH EQUITY FUND
GE PREMIER RESEARCH EQUITY FUND
GE PREMIER INTERNATIONAL EQUITY FUND
GE PREMIER VALUE EQUITY FUND

INCOME FUNDS
GE FIXED INCOME FUND
GE GOVERNMENT SECURITIES FUND
GE SHORT-TERM GOVERNMENT FUND
GE TAX-EXEMPT FUND
GE HIGH YIELD FUND

ASSET ALLOCATION FUNDS
GE STRATEGIC INVESTMENT FUND

MONEY MARKET FUNDS
GE MONEY MARKET FUND


LIKE ALL MUTUAL FUNDS, THE GE FUNDS' SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[GE LOGO]

GE FUNDS

PROSPECTUS

                                    CONTENTS


EQUITY FUNDS                                                  3
GE U.S. Equity Fund                                           4
GE Value Equity Fund                                          6
GE Mid-Cap Growth Fund                                        8
GE Mid-Cap Value Equity Fund                                 10
GE Small-Cap Value Equity Fund                               12
GE S&P 500 Index Fund                                        14
GE Global Equity Fund                                        16
GE International Equity Fund                                 18
GE Europe Equity Fund                                        20
GE Premier Growth Equity Fund                                22
GE Premier Research Equity Fund                              24
GE Premier International Equity Fund                         26
GE Premier Value Equity Fund                                 28

INCOME FUNDS                                                 31
GE Fixed Income Fund                                         32
GE Government Securities Fund                                34
GE Short-Term Government Fund                                36
GE Tax-Exempt Fund                                           38
GE High Yield Fund                                           40

ASSET ALLOCATION FUNDS                                       43
GE Strategic Investment Fund                                 44

MONEY MARKET FUNDS                                           47
GE Money Market Fund                                         48

FUND EXPENSES                                                50

MORE ON STRATEGIES AND RISKS                                 58
Important Definitions                                        58
More on Investment Strategies                                61
More on Risks                                                66

ABOUT THE INVESTMENT ADVISER                                 71
Investment Adviser and Administrator                         71
About the Funds' Portfolio Managers                          72
About the Sub-Advisers                                       74

HOW TO INVEST                                                76
How to Buy Shares                                            76
Choosing a Share Class                                       79
How to Redeem Shares                                         84
How to Exchange Shares                                       85
Distribution and Shareholder Service Fees                    87

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION           88

CALCULATING SHARE VALUE                                      90

FINANCIAL HIGHLIGHTS                                         91



Additional information regarding the GE Funds (each a "Fund" and collectively the "Funds") is contained in the Statement of Additional Information dated January 29, 2003, which is incorporated by reference into (legally forms a part of) this Prospectus.

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                                  EQUITY FUNDS

WHO MAY WANT TO INVEST IN A GE EQUITY FUND?

GE Equity Funds may be appropriate for your investment portfolio if you:

- have a long-term investment goal

- are willing to accept higher short-term risk for potential long-term returns

- want to diversify a portfolio composed mostly of other types of investments

GE Equity Funds may not be appropriate if you want:

- to avoid potentially significant changes in share price

- a short-term investment

- regular income

EQUITY FUNDS generally invest in equity securities. EQUITY SECURITIES may include common stocks, preferred securities, depositary receipts, CONVERTIBLE SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

[SIDENOTE]

AN INVESTMENT IN A GE EQUITY FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A GE FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

GE U.S. EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY


GE U.S. Equity Fund invests primarily in EQUITY SECURITIES of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combines GROWTH and VALUE investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500(R) Composite Stock Index (S&P 500 Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.


Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

- attractive valuations

- financial strength

- high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS


The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (GROWTH INVESTING RISK and VALUE INVESTING RISK). To the extent that the portfolio managers invest in FOREIGN SECURITIES or DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK or INTEREST RATE RISK and CREDIT RISK.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 19.82% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -16.18% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 INDEX. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -2%
1995                       35%
1996                       22%
1997                       32%
1998                       23%
1999                       19%
2000                        0%
2001                       -9%
2002                      -20%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                          SINCE
                            1 YEAR       5 YEARS       INCEPTION(2)
GE U.S. Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes      -24.18%        0.26%          9.45%
   Return After Taxes on
   Distributions(3)         -24.43%       -1.00%          7.83%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)        -14.84%        0.29%          7.63%
  RETURN BEFORE TAXES
   Class B                  -23.38%        0.69%          9.24%
   Class C (level load)     -20.99%           -          -6.73%
   Class Y                  -19.39%        1.70%         10.06%
  S&P 500 INDEX(4)          -22.10%       -0.59%          9.27%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
Class Y - 11/29/93.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. S&P 500 Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE VALUE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

THE STRATEGY


GE Value Equity Fund invests primarily in EQUITY SECURITIES of U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low stock prices and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. Stock selection is key to the performance of the Fund.


The portfolio manager seeks to identify securities of companies with characteristics such as:

- low prices in relation to their peers and the overall market

- the potential for long-term earnings growth

- above average dividend yields

- expectation of income in future periods

- strong management

- financial strength

- attractive upside potential and limited downside risk

- a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management.

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (VALUE INVESTING RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES or DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, or INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 20.39% for the quarter ended June 30, 1997. The lowest return before taxes for a quarter was -16.60% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX (S&P 500 INDEX) and the STANDARD & POOR'S 500/BARRA VALUE INDEX (S&P VALUE INDEX). The Fund changed its benchmark index effective January 29, 2003 from the S&P VALUE INDEX to the S&P 500 INDEX because the S&P 500 INDEX is more consistent with the manner in which the Fund is managed and has a higher correlation to the Fund's overall equity research capabilities. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -2%
1995                       30%
1996                       23%
1997                       33%
1998                       24%
1999                       18%
2000                        0%
2001                       -9%
2002                      -18%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                         SINCE
                            1 YEAR       5 YEARS      INCEPTION(2)
GE Value Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes      -22.40%        0.72%          8.75%
   Return After Taxes on
   Distributions(3)         -22.69%       -0.09%          6.67%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)        -13.75%        0.59%          6.67%
  RETURN BEFORE TAXES
   Class B                  -21.67%        1.22%          8.83%
   Class C (level load)     -19.17%           -          -6.20%
   Class Y                  -17.48%           -           2.20%
  S&P 500 INDEX(4)          -22.10%       -0.59%          9.10%
  S&P VALUE INDEX(4)        -20.74%       -0.86%          8.15%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

(2) Inception date: Class A - 9/8/93; Class B - 9/8/93; Class C - 9/30/99; Class Y - 1/5/98.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the S&P 500 Index and S&P Value Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. S&P 500 Index and S&P Value Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY


GE Mid-Cap Growth Fund invests primarily in EQUITY SECURITIES of mid-cap companies that the portfolio manager believes have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization within the capitalization range of the Russell MidCap Index or $13 billion in market capitalization, whichever of the two is greater. As of December 31, 2002 the market capitalization of companies in the Russell MidCap Index ranged from $193.9 million to $13.3 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell MidCap Index. Stock selection is key to the performance of the Fund.


The portfolio manager seeks to identify securities of growth companies with characteristics such as:

- above-average revenue and earnings growth

- attractive products or services

- financial strength

- strong competitive positions within their industries

- high quality management focused on generating shareholder value

- reasonable valuation




The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund's mid-cap range, FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (GROWTH INVESTING RISK and MID-CAP COMPANY RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES, DEBT SECURITIES or initial public offerings of EQUITY SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and INITIAL PUBLIC OFFERING RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 22.83% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -18.52% for the quarter ended September 30, 1998.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the RUSSELL MIDCAP INDEX AND THE STANDARD & POOR'S(R) MIDCAP 400 INDEX (S&P(R) MIDCAP INDEX). The Fund changed its benchmark index during the fiscal year ended September 30, 2002 from the S&P MidCap Index to the Russell MidCap Index because the Russell MidCap Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -1%
1995                       32%
1996                       18%
1997                       26%
1998                        3%
1999                       17%
2000                        5%
2001                       -7%
2002                      -23%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                           SINCE
                                  1 YEAR     5 YEARS    INCEPTION(2)
GE Mid-Cap Growth Fund
  CLASS A SHARES(1)
   Return Before Taxes            -27.81%     -2.96%        6.11%
   Return After Taxes on
   Distributions(3)               -27.81%     -3.43%        4.54%
   Return After Taxes on
   Distributions and Sale of
   Fund Shares(3)                 -17.08%     -2.27%        4.99%
  RETURN BEFORE TAXES
   Class B                        -26.89%     -2.43%        6.18%
   Class C (level load)           -24.82%         -        -3.19%
   Class Y                        -23.20%         -        -1.03%
  RUSSELL MIDCAP INDEX(4)         -16.18%      2.18%        9.25%
  S&P MIDCAP INDEX(4)             -14.51%      6.39%       11.73%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

(2) Inception date: Class A - 9/8/93; Class B - 9/8/93; Class C - 9/30/99; Class Y - 1/5/98.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the Russell MidCap Index and S&P MidCap Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Russell MidCap Index and S&P MidCap Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE MID-CAP VALUE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY


GE Mid-Cap Value Equity Fund invests primarily in EQUITY SECURITIES of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization within the capitalization range of the Russell MidCap Index or $13 billion in market capitalization, whichever of the two is greater. As of December 31, 2002, the market capitalization of companies in the Russell MidCap Index ranged from $193.9 million to $13.3 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell MidCap Index. The portfolio manager also invests in companies that are considered "special situation companies" where due to management turnaround, corporate or asset restructuring or significantly undervalued assets, their securities may not have performed well in the recent past, but appear to have potential for significant future earnings growth. Stock selection is key to the performance of the Fund.


The Fund is value-oriented and seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company's profitability. Examples of these catalysts are:

- new management

- industry consolidation

- company restructuring

- change in the company's fundamentals

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (VALUE INVESTING RISK and MID-CAP COMPANY RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES, DEBT SECURITIES or initial public offerings of EQUITY SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and INITIAL PUBLIC OFFERING RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 13.86% for the quarter ended June 30, 1999. The lowest return before taxes for a quarter was -18.32% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the RUSSELL MIDCAP VALUE INDEX and the STANDARD & POOR'S 400/BARRA VALUE INDEX ("S&P VALUE INDEX"). The Fund changed its benchmark index during the fiscal year ended September 30, 2002 from the S&P Value Index to the Russell MidCap Value Index because the Russell MidCap Value Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1999                        8%
2000                        5%
2001                        0%
2002                      -14%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(2)
GE Mid-Cap Value Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes               -19.32%       -2.42%
   Return After Taxes on
   Distributions(3)                  -19.42%       -2.72%
   Return After Taxes on
   Distributions and Sale of
   Fund Shares(3)                    -11.86%       -2.04%
  RETURN BEFORE TAXES
   Class B                           -18.39%       -1.72%
   Class C (level load)              -15.91%       -1.39%
   Class Y                           -14.21%       -0.74%
  RUSSELL MIDCAP VALUE INDEX(4)       -9.63%        2.43%
  S&P VALUE INDEX(4)                 -10.13%        5.95%



Both the bar chart and table assume reinvestment of dividends and distributions. During certain of the periods presented, GE Asset Management retained a sub-adviser. As of October 1, 2000, GE Asset Management no longer retains the sub-adviser. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 12/31/98; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the Russell MidCap Value Index and S&P Value Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE SMALL-CAP VALUE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY


GE Small-Cap Value Equity Fund invests primarily in EQUITY SECURITIES of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000(R) Index (Russell 2000 Index). As of December 31, 2002 the market capitalization of companies in the Russell 2000 Index ranged from $8.3 million to $2.5 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of companies with characteristics such as:

- high quality management

- attractive products or services

- appropriate capital structure

- strong competitive positions in their industries

- management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund's small-cap range, DEBT SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (VALUE INVESTING RISK and SMALL-CAP COMPANY RISK). To the extent that the portfolio managers invest in FOREIGN SECURITIES, DEBT SECURITIES or initial public offerings of EQUITY SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and INITIAL PUBLIC OFFERINGS RISK.

If you would like additional information regarding the Fund's investment strategies, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 22.64% for the quarter ended June 30, 1999. The lowest return before taxes for a quarter was -15.27% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the RUSSELL 2000 INDEX. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1999                       21%
2000                       15%
2001                       12%
2002                      -14%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(2)
GE Small-Cap Value
Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes               -19.00%       10.37%
   Return After Taxes on
   Distributions(3)                  -19.00%        7.43%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)                 -11.67%        7.13%
  RETURN BEFORE TAXES
   Class B                           -18.11%       11.08%
   Class C (level load)              -15.51%        8.11%
   Class Y                           -13.89%       12.18%
  RUSSELL 2000 INDEX(4)              -20.41%        2.64%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 12/31/98; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE S&P 500 INDEX FUND

INVESTMENT OBJECTIVE: GROWTH OF CAPITAL AND ACCUMULATION OF INCOME THAT CORRESPONDS TO THE INVESTMENT RETURN OF THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX.

THE STRATEGY

GE S&P 500 Index Fund invests primarily in EQUITY SECURITIES of companies contained in the Standard & Poor's(R) 500 Composite Stock Index (S&P 500 Index).* The portfolio manager seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover. The portfolio manager attempts to achieve a correlation between its total return and that of the S&P 500 Index of at least .95, without taking expenses into account.

The portfolio manager uses a passive management approach to select a representative group of stocks within the S&P 500 Index. The portfolio manager also may use statistical selection to determine which securities within the S&P 500 Index to purchase or sell for the Fund. The Fund generally will not hold all of the securities that comprise the S&P 500 Index and, in some cases, the Fund's weightings in particular industry segments represented in the S&P 500 Index may differ significantly from those of the S&P 500 Index.

The Fund also may invest to a lesser extent in DEBT SECURITIES, FOREIGN SECURITIES and other securities that are not in the S&P 500 Index. Except for DEBT SECURITIES, which are used to manage cash flows, all securities held by the Fund are acquired to fulfill its investment objective. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and the risk that the Fund's return may not correlate exactly with that of the S&P 500 Index. To the extent that the portfolio manager invests in FOREIGN SECURITIES and DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.


IMPORTANT NOTICE

THE GE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE GE S&P 500 INDEX FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT
FEBRUARY 28, 2003.

EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.


*"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information for additional disclaimers and liabilities regarding Standard & Poor's.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, the Fund's highest return before taxes for a quarter was 10.49% for the quarter ended December 31, 2001. The lowest return before taxes for a quarter was -17.28% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 INDEX. The table reflects the impact of the Fund's expenses. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

2001                      -12%
2002                      -22%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(1)
GE S&P 500 INDEX FUND
  Return Before Taxes                -22.41%      -16.21%
  Return After Taxes on
  Distributions(2)                   -22.76%      -16.56%
  Return After Taxes on
  Distributions and Sale
  of Fund Shares(2)                  -13.75%      -12.69%
S&P 500 INDEX(3)                     -22.10%      -16.00%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Inception date: 4/28/00.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. S&P 500 Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY

GE Global Equity Fund invests primarily in EQUITY SECURITIES of companies in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested primarily in countries included in the Morgan Stanley Capital International World Index and in no fewer than three different countries. Stock selection is key to the performance of the fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

- low prices relative to their long-term cash earnings potential

- potential for significant improvement in the company's business

- financial strength

- sufficient liquidity

The Fund also may invest to a lesser extent in DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, STYLE RISK (GROWTH INVESTING RISK and MID-CAP COMPANY RISK), and EMERGING MARKETS RISK. To the extent that the portfolio managers invest in DEBT SECURITIES, the Fund would be subject to INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 21.91% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -18.81% for the quarter ended September 30, 1998.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCIW INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -2%
1995                       14%
1996                       15%
1997                        7%
1998                       16%
1999                       36%
2000                       -8%
2001                      -18%
2002                      -20%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                     SINCE
                            1 YEAR    5 YEARS     INCEPTION(2)
GE Global Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes      -24.99%     -2.28%        4.51%
   Return After Taxes on
   Distributions(3)         -25.12%     -3.50%        3.19%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)        -15.34%     -1.42%        3.75%
  RETURN BEFORE TAXES
   Class B                  -24.24%     -1.86%        2.76%
   Class C (level load)     -21.84%         -       -10.15%
   Class Y                  -20.26%     -0.87%        4.13%
  MSCIW INDEX(4)            -19.89%     -2.13%        6.07%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
Class Y - 11/29/93.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the MSCIW Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. MSCIW Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY

GE International Equity Fund invests primarily in EQUITY SECURITIES of companies in developed and developing countries other than the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in FOREIGN SECURITIES of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

- low prices relative to their long-term cash earnings potential

- potential for significant improvement in the company's business

- financial strength

- sufficient liquidity

The Fund also may invest to a lesser extent in DEBT SECURITIES. The Fund also may invest in securities of companies located in the United States. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, STYLE RISK (MID-CAP COMPANY RISK and GROWTH INVESTING RISK), and EMERGING MARKETS RISK. To the extent that the portfolio managers invest in DEBT SECURITIES, the Fund would be subject to INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the investment strategies and risks, including a description of the terms in BOLD TYPE, associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 21.52% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -22.81% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA and FAR EAST (EAFE(R)) INDEX (MSCI EAFE INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1995                       15%
1996                       12%
1997                        6%
1998                       14%
1999                       31%
2000                      -13%
2001                      -23%
2002                      -23%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                     SINCE
                            1 YEAR     5 YEARS    INCEPTION(2)
GE International
Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes      -27.78%     -6.28%       -0.57%
   Return After Taxes on
   Distributions(3)         -27.85%     -7.90%       -1.72%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)        -16.95%     -4.65%       -0.31%
  RETURN BEFORE TAXES
   Class B                  -26.96%     -5.87%       -0.40%
   Class C (level load)     -24.78%         -       -14.11%
   Class Y                  -23.18%     -4.90%        0.41%
  MSCI EAFE INDEX(4)        -15.94%     -2.93%        0.34%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 2/2/94; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other shares classes will vary.

(4) The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. MSCI EAFE Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE EUROPE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

Developed European countries currently include:
AUSTRIA
BELGIUM
DENMARK
FINLAND
FRANCE
GERMANY
GREECE
IRELAND
ITALY
LUXEMBOURG
THE NETHERLANDS
NORWAY
PORTUGAL
SPAIN
SWEDEN
SWITZERLAND
UNITED KINGDOM

THE STRATEGY

The GE Europe Equity Fund invests primarily in EQUITY SECURITIES of issuers located in developed European countries. The portfolio manager focuses on companies that are expected to grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in FOREIGN SECURITIES of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

- low prices relative to their long-term cash earnings potential

- potential for significant improvement in the company's business

- financial strength

- sufficient liquidity

The Fund also may invest to a lesser extent in securities of companies representing European emerging market countries, developed or emerging countries outside of Europe (including the United States) and DEBT SECURITIES. European emerging market countries include the Czech Republic, Poland, Hungary, Turkey, Russia and other former republics of the Soviet Union. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK AND STYLE RISK (GROWTH INVESTING RISK, MID-CAP COMPANY RISK AND SMALL-CAP COMPANY RISK). To the extent that the portfolio managers invest in securities of emerging market countries and DEBT SECURITIES, the Fund would be subject to EMERGING MARKETS RISK, INTEREST RATE RISK and CREDIT RISK.

Because the Fund targets a single region, investors should expect the Fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

IMPORTANT NOTICE

THE GE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE GE EUROPE EQUITY FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT
FEBRUARY 28, 2003.

EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 13.49% for the quarter ended March 31, 2000. The lowest return before taxes for a quarter was -23.41% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX (MSCI EUROPE INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)



2000                 2%
2001               -27%
2002               -20%


AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                 SINCE
                                     1 YEAR   INCEPTION(2)
GE Europe Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes               -25.04%     -8.11%
   Return After Taxes on
   Distributions(3)                  -25.05%     -9.34%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)                 -15.26%     -6.54%
  RETURN BEFORE TAXES
   Class B                           -24.25%     -7.61%
   Class C (level load)              -21.69%     -8.55%
   Class Y                           -20.29%     -6.47%
  MSCI EUROPE INDEX(4)               -18.38%     -8.82%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 1/29/99; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the MSCI Europe Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. MSCI Europe Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE PREMIER GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME.


THE STRATEGY


The GE Premier Growth Equity Fund invests primarily in a limited number of EQUITY SECURITIES of large- and medium-sized companies that the portfolio manager believes have above average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify stocks of companies with characteristics such as:

- above-average annual growth rates

- financial strength

- leadership in their respective industries

- high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, DIVERSIFICATION RISK and STYLE RISK (GROWTH INVESTING RISK and MID-CAP COMPANY
RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES or DEBT securities, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 23.47% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -17.00% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the STANDARD & POOR'S 500 COMPOSITE STOCK INDEX (S&P 500 INDEX(R)). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1997                       26%
1998                       35%
1999                       36%
2000                       -5%
2001                      -10%
2002                      -21%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                     SINCE
                            1 YEAR     5 YEARS    INCEPTION(2)
GE Premier Growth
Equity Fund
  CLASS A SHARES(1)
   Return Before Taxes      -25.74%      3.12%        6.68%
   Return After Taxes on
   Distributions(3)         -25.74%      2.49%        6.01%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)        -15.80%      2.64%        5.53%
  RETURN BEFORE TAXES
   Class B                  -24.92%      3.57%        6.94%
   Class C (level load)     -22.58%         -        -6.82%
   Class Y                  -21.03%      4.61%        8.01%
  S&P 500 INDEX(4)          -22.10%     -0.59%        4.39%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 12/31/96; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE PREMIER RESEARCH EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

THE STRATEGY

The GE Premier Research Equity Fund invests primarily in a limited number of EQUITY SECURITIES of large- and medium-sized companies located in the United States. The portfolio managers select equity securities based on the recommendations of a team of analysts. Each analyst is dedicated to particular industries. The portfolio managers select securities from the industry analysts' recommendations while keeping the Fund's sector weighting consistent with that of the Standard & Poor's 500(R) Composite Stock Index (S&P 500 Index). Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify stocks of companies with characteristics such as:

- above-average annual growth rates

- financial strength

- attractive valuations

- leadership in their respective industries

- high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, DIVERSIFICATION RISK, and STYLE RISK (MID-CAP COMPANY RISK). To the extent that the portfolio managers invest in FOREIGN SECURITIES or DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, or INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 11.48% for the quarter ended December 31, 2001. The lowest return before taxes for a quarter was -16.97% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 INDEX. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS
CLASS A SHARES

2001                      -13%
2002                      -23%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(1)
GE Premier Research
Equity Fund
  CLASS A SHARES
   Return Before Taxes               -27.73%      -17.49%
   Return After Taxes on
   Distributions(2)                  -27.81%      -17.67%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(2)                 -17.03%      -13.56%
  RETURN BEFORE TAXES
   Class B                           -26.75%      -16.84%
   Class C (level load)              -24.46%      -16.21%
   Class Y                           -22.99%      -15.39%
  S&P 500 INDEX(3)                   -22.10%      -16.00%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Inception date: 4/28/00.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(3) The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. S&P 500 Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE PREMIER INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

THE STRATEGY

The GE Premier International Equity Fund invests primarily in a limited number of EQUITY SECURITIES of companies located in developed and developing countries other than the United States. The portfolio manager focuses on companies that he expects will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in FOREIGN SECURITIES of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of growth companies with characteristics such as:

- low prices relative to their long-term cash earnings potential

- potential for significant improvement in the company's business

- financial strength

- sufficient liquidity

The Fund also may invest to a lesser extent in DEBT SECURITIES. The Fund also may invest in securities of companies located in the United States. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, STYLE RISK (GROWTH INVESTING RISK and MID-CAP COMPANY RISK), DIVERSIFICATION RISK, and EMERGING MARKETS RISK. To the extent that the portfolio manager invests in DEBT SECURITIES, the Fund would be subject to INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 7.89% for the quarter ended December 31, 2001. The lowest return before taxes for a quarter was -25.00% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA and FAR EAST (EAFE(R)) INDEX (MSCI EAFE INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS
CLASS A SHARES

2001                      -23%
2002                      -26%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(1)
GE Premier International
Equity Fund
  CLASS A SHARES
   Return Before Taxes               -30.15%      -26.07%
   Return After Taxes on
   Distributions(2)                  -30.23%      -26.26%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(2)                 -18.39%      -19.66%
  RETURN BEFORE TAXES
   Class B                           -29.46%      -25.57%
   Class C (level load)              -27.06%      -24.96%
   Class Y                           -25.67%      -24.21%
  MSCI EAFE INDEX(3)                 -15.94%      -17.56%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.


(1) Inception date: 4/28/00.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other shares classes will vary.


(3) The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. MSCI EAFE Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.

[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE PREMIER VALUE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

THE STRATEGY

The GE Premier Value Equity Fund invests primarily in a limited number of EQUITY SECURITIES of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

- low prices in relation to their peers and the overall market

- the potential for long-term earnings growth

- improving returns on capital

- improving cash flows

- strong management

- financial strength

- attractive upside potential and limited downside risk

The Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, DIVERSIFICATION RISK, and STYLE RISK (VALUE INVESTING RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES or DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK or INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 11.63% for the quarter ended December 31, 2002. The lowest return before taxes for a quarter was -20.51% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the RUSSELL 1000 VALUE INDEX. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS
CLASS A SHARES

2001                      -12%
2002                      -14%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                                     1 YEAR     INCEPTION(1)
GE Premier Value
Equity Fund
  CLASS A SHARES
   Return Before Taxes               -18.85%       -6.41%
   Return After Taxes on
   Distributions(2)                  -19.36%       -6.99%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(2)                 -11.56%       -5.31%
  RETURN BEFORE TAXES
   Class B                           -17.87%       -5.69%
   Class C (level load)              -15.38%       -5.02%
   Class Y                           -13.59%       -4.05%
  RUSSELL 1000 VALUE INDEX(3)        -15.51%       -5.55%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Inception date: 4/28/00.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Calss A shares only and after-tax returns for other share classes will vary.

(3) The returns of the Russell 1000 Value Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Russell 1000 Value Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                                  INCOME FUNDS

WHO MAY WANT TO INVEST IN A GE INCOME FUND?

GE Income Funds may be appropriate for your investment portfolio if you:

- seek regular income

- seek lower potential volatility than equity funds over the long term

- want to diversify a portfolio composed mostly of equity investments

The GE Tax-Exempt Fund may be appropriate for your investment portfolio if you

- are in a high tax bracket

- want income that is exempt from federal income tax

GE Income Funds may not be appropriate if you want:

- high potential capital appreciation

- an investment that seeks to maintain a stable share price

INCOME FUNDS generally invest in debt securities. DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of DEBT SECURITIES have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as ZERO COUPON OBLIGATIONS, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.

[SIDENOTE]

AN INVESTMENT IN A GE INCOME FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A GE FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

GE FIXED INCOME FUND

INVESTMENT OBJECTIVE: MAXIMUM INCOME CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY

The GE Fixed Income Fund invests primarily in a variety of INVESTMENT-GRADE DEBT SECURITIES, such as MORTGAGE-BACKED SECURITIES, CORPORATE BONDS, U.S. GOVERNMENT SECURITIES, and money MARKET INSTRUMENTS. The Fund normally has a WEIGHTED AVERAGE MATURITY of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:

- attractive yields and prices

- the potential for capital appreciation

- reasonable credit quality

The Fund also may invest to a lesser extent in ASSET-BACKED SECURITIES, HIGH YIELD SECURITIES and FOREIGN DEBT securities. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES and HIGH YIELD SECURITIES, the Fund would be subject to ASSET-BACKED SECURITIES RISK, FOREIGN EXPOSURE RISK and HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 5.92% for the quarter ended June 30, 1995. The lowest return before taxes for a quarter was -2.59% for the quarter ended March 31, 1994.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the LEHMAN BROTHERS AGGREGATE BOND INDEX (LB AGGREGATE BOND INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -3%
1995                       17%
1996                        3%
1997                        9%
1998                        8%
1999                       -2%
2000                       10%
2001                        7%
2002                       10%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION(2)
GE Fixed Income Fund
  CLASS A SHARES(1)
   Return Before Taxes           4.96%    5.67%      5.97%
   Return After Taxes on
   Distributions(3)              2.94%    3.40%      3.62%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)             3.01%    3.37%      3.57%
  RETURN BEFORE TAXES
   Class B                       5.80%    5.78%      5.96%
   Class C (level load)          7.80%       -       7.45%
   Class Y                       9.89%    6.85%      6.71%
  LB AGGREGATE BOND INDEX(4)    10.26%    7.55%      7.25%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
Class Y - 11/29/93.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. LB Aggregate Bond Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE: HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH SAFETY OF PRINCIPAL.

THE STRATEGY

The GE Government Securities Fund invests primarily in U.S. GOVERNMENT SECURITIES, including MORTGAGE-BACKED SECURITIES, with remaining maturities of one year or more. The Fund normally has an average DURATION of approximately three to six years. The Fund invests in securities issued by the:

- U.S. Treasury

- Government National Mortgage Association (Ginnie Mae)

- Federal National Mortgage Association (Fannie Mae)

- Federal Home Loan Mortgage Corporation (Freddie Mac)

- other U.S. Government agencies

No more than 25% of the Fund's assets may be invested in DEBT SECURITIES rated A or lower by Moody's or S&P or comparably rated by another nationally recognized statistical rating organization, and no more than 10% of the Fund's assets may be invested in DEBT SECURITIES rated Baa by Moody's or BBB by S&P or comparably rated by another nationally recognized statistical rating organization.

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:

- attractive yields and prices

- the potential for capital appreciation

- reasonable credit quality

The Fund also may invest to a lesser extent in CORPORATE DEBT SECURITIES, ASSET-BACKED SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in ASSET-BACKED SECURITIES and FOREIGN SECURITIES, the Fund also would be subject to ASSET-BACKED SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class B's highest return before taxes for a quarter was 5.69% for the quarter ended September 30, 2002. The lowest return before taxes for a quarter was -4.85% for the quarter ended June 30, 1994.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the LEHMAN BROTHERS GOVERNMENT BOND INDEX (LB GOVERNMENT BOND INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS B SHARES


1993                        8%
1994                       -9%
1995                       14%
1996                        2%
1997                        9%
1998                        8%
1999                       -3%
2000                       11%
2001                        6%
2002                       10%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                                 SINCE
                               1 YEAR   5 YEARS   10 YEARS    INCEPTION(1)
GE Government
Securities Fund
  CLASS B SHARES
   Return Before Taxes           7.07%    6.30%      5.42%           -
   Return After Taxes
   on Distributions(2)           5.68%    4.12%      2.85%           -
   Return After Taxes on
   on Distributions and
    Sale of Fund Shares(2)       4.30%    3.93%      2.98%           -
  RETURN BEFORE TAXES
   Class A(3)                    6.13%    6.08%         -         4.91%
   Class C (level load)          9.04%       -          -         8.21%
  LB GOVERNMENT BOND INDEX(4)   11.50%    7.77%      7.56%        6.95%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Inception date: Class A - 9/8/93; Class B - 4/22/87 (inception date of predecessor fund which merged into GE Government Securities Fund on 9/25/97); Class C - 9/30/99.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other share classes will vary.

(3) Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets. Effective September 17, 1999, Distribution and Service Fees were reduced to 0/25% of average daily net assets.

(4) The returns of the LB Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. LB Government Bond Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE SHORT-TERM GOVERNMENT FUND

INVESTMENT OBJECTIVE: HIGH LEVEL OF INCOME CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY

The GE Short-Term Government Fund invests primarily in U.S. GOVERNMENT SECURITIES, including MORTGAGE-BACKED SECURITIES, and REPURCHASE AGREEMENTS secured by U.S. Government securities. The Fund normally has a weighted average MATURITY of not more than three years. The Fund invests in securities issued or secured by the:

- U.S. Treasury

- Government National Mortgage Association (Ginnie Mae)

- Federal National Mortgage Association (Fannie Mae)

- Federal Home Loan Mortgage Corporation (Freddie Mac)

- other U.S. Government agencies

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:

- attractive yields and prices

- the potential for capital appreciation

- reasonable credit quality

The Fund also may invest to a lesser extent in a variety of DEBT SECURITIES including CORPORATE DEBT SECURITIES, privately issued MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the Fund invests in FOREIGN SECURITIES and ASSET-BACKED SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK and ASSET-BACKED SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 3.60% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was 0.09% for the quarter ended December 31, 2001.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX (LB 1-3 YEAR GOVERNMENT BOND INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1995                       10%
1996                        5%
1997                        6%
1998                        6%
1999                        3%
2000                        8%
2001                        7%
2002                        7%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                 SINCE
                            1 YEAR   5 YEARS  INCEPTION(2)
GE Short-Term
Government Fund
  CLASS A SHARES(1)
   Return Before Taxes        3.91%    5.60%      5.57%
   Return After Taxes on
   Distributions(3)           2.04%    3.44%      3.31%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)          2.38%    3.40%      3.31%
  RETURN BEFORE TAXES
   Class B                    2.88%    5.51%      5.44%
   Class C (level load)       4.71%       -       6.05%
   Class Y                    6.88%    6.35%      6.10%
  LB 1-3 YEAR GOVERNMENT
  BOND INDEX(4)               6.01%    6.51%      6.27%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 3/2/94; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the LB 1-3 Year Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. LB 1-3 Year Government Bond Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE: AS HIGH A LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAXATION AS IS CONSITENT WITH PRESERVATION OF CAPITAL.

THE STRATEGY

The GE Tax-Exempt Fund invests primarily in INVESTMENT-GRADE MUNICIPAL SECURITIES. Under normal conditions, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.


The Fund generally will have an effective duration of 75% to 125% of the duration of the Lehman Brothers 10-Year Municipal Index (LB 10-Year Muni Index). As of December 31, 2002, the effective duration of the LB 10-Year Muni Index was
6.9 years.


The portfolio manager seeks to identify DEBT SECURITIES with characteristics such as:

- attractive yields and prices

- the potential for income generation

- the potential for capital appreciation

- reasonable credit quality

The Fund also may invest to a lesser extent in TAX-FREE or TAXABLE MONEY MARKET INSTRUMENTS and may hold CASH and CASH EQUIVALENTS. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are MUNICIPAL SECURITIES RISK, INTEREST RATE RISK and CREDIT RISK. The Fund's income may be subject to state and local taxes. Capital gains, if any, are subject to capital gains tax.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 6.47% for the quarter ended March 31, 1995. The lowest return before taxes for a quarter was -4.30% for the quarter ended March 31, 1994.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the LB 10-YEAR MUNI INDEX. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994                       -4%
1995                       15%
1996                        4%
1997                        7%
1998                        5%
1999                       -3%
2000                       10%
2001                        5%
2002                       10%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                   SINCE
                              1 YEAR   5 YEARS  INCEPTION(2)
GE Tax-Exempt Fund
  CLASS A SHARES(1)
   Return Before Taxes          5.27%    4.35%      4.88%
   Return After Taxes on
   Distributions(3)             3.67%    4.01%      4.63%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)            3.19%    4.00%      4.57%
  RETURN BEFORE TAXES
   Class B                      6.05%    4.55%      4.99%
   Class C (level load)         8.11%       -       6.48%
   Class Y                     10.25%    5.71%      5.76%
  LB 10-YEAR MUNI INDEX(4)     10.17%    6.12%      6.25%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average net assets. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

(2) Inception date: Class A - 9/8/93; Class B - 9/8/93; Class C - 9/30/99; Class Y - 9/26/97.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the LB 10-Year Muni Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. LB 10-Year Muni Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

TAX-EXEMPT INVESTING-TAX-EXEMPT INVESTING USUALLY BENEFITS INVESTORS IN HIGHER TAX BRACKETS.

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE HIGH YIELD FUND

INVESTMENT OBJECTIVE: ABOVE-AVERAGE TOTAL RETURN OVER A MARKET CYCLE OF THREE TO FIVE YEARS, CONSISTENT WITH REASONABLE RISK.

THE STRATEGY

The GE High Yield Fund invests primarily in HIGH YIELD SECURITIES (including bonds rated below investment grade, sometimes called "junk bonds"). The portfolio managers will not sell a particular security solely because it is no longer classified as high yield. The Fund may also invest in U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, INVESTMENT GRADE SECURITIES, MUNICIPAL OBLIGATIONS, agency securities (securities that are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency), and short-term fixed income securities, such as CERTIFICATES OF DEPOSIT, treasury bills and COMMERCIAL PAPER. The Fund seeks to achieve its objective by earning a high rate of current income, although the Fund may seek capital growth opportunities when consistent with its objective. The Fund's WEIGHTED AVERAGE MATURITY will generally be greater than five years.


The portfolio management team uses equity and fixed income valuation techniques, analyses of economic and industry trends and MATURITY and DURATION management to determine the portfolio's structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.


The Fund also may invest to a lesser extent in FOREIGN DEBT SECURITIES, including HIGH YIELD SECURITIES of foreign issuers and EMERGING MARKET SECURITIES. The Fund also may use DERIVATIVE SECURITIES to pursue its portfolio strategy. The portfolio management team may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risk of investing in the Fund is HIGH YIELD SECURITIES RISK. The Fund is also subject to INTEREST RATE risk, CREDIT RISK, PREPAYMENT RISK and STYLE RISK (HIGH YIELD INVESTING RISK). To the extent that the Fund invests in FOREIGN DEBT SECURITIES, MUNICIPAL OBLIGATIONS and DERIVATIVE SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, EMERGING MARKETS RISK, MUNICIPAL SECURITIES RISK and DERIVATIVE SECURITIES RISK.

Because the Fund invests primarily in HIGH YIELD SECURITIES that are considered speculative, investment in the Fund may not be suitable for all investors.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

IMPORTANT NOTICE

THE GE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE GE HIGH YIELD FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT
FEBRUARY 28, 2003.

EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 6.54% for the quarter ended December 31, 2002. The lowest return before taxes for a quarter was -7.07% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the CS FIRST BOSTON HIGH YIELD INDEX (CSFB INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1999                        4%
2000                      -11%
2001                       -4%
2002                       -7%

AVERAGE ANNUAL TOTAL RETURN

(AS OF DECEMBER 31, 2002)



                                                 SINCE
                                     1 YEAR   INCEPTION(2)
GE High Yield Fund
  CLASS A SHARES(1)
   Return Before Taxes               -11.23%     -5.53%
   Return After Taxes on
   Distributions(3)                  -14.25%     -8.86%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)                  -6.86%     -5.72%
  RETURN BEFORE TAXES
   Class B                           -10.54%     -5.21%
   Class C (level load)               -8.86%     -6.38%
   Class Y                            -7.08%     -4.27%
  CSFB INDEX(4)                        3.10%      1.65%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A, B and Y - 12/31/98; Class C - 9/30/99.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

(4) The returns of the CSFB Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                             ASSET ALLOCATION FUNDS

WHO MAY WANT TO INVEST IN A GE ASSET ALLOCATION FUND?

An Asset Allocation Fund may be appropriate for your investment portfolio if you:

- seek both capital appreciation and current income

- want a single diversified investment

ASSET ALLOCATION FUNDS are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both EQUITY SECURITIES and DEBT SECURITIES. Although an investor may achieve the same level of diversification by buying individual GE Equity or Income Funds, the GE Strategic Investment Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

[SIDENOTE]

AN INVESTMENT IN A GE ASSET ALLOCATION FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. AN INVESTMENT IN A GE FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

GE STRATEGIC INVESTMENT FUND

INVESTMENT OBJECTIVE: MAXIMUM TOTAL RETURN.

THE STRATEGY

The GE Strategic Investment Fund invests primarily in a combination of EQUITY SECURITIES and INVESTMENT-GRADE DEBT SECURITIES. The portfolio managers follow an asset allocation process established by GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. EQUITY SECURITIES, DEBT SECURITIES and FOREIGN SECURITIES based on the relative attractiveness of the asset classes. The Fund invests in EQUITY SECURITIES principally for their capital appreciation potential and DEBT SECURITIES principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify EQUITY SECURITIES of companies with characteristics such as:

- strong earnings growth

- attractive prices

- a presence in successful industries

- high quality management

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:

- attractive yields and prices

- the potential for capital appreciation

- reasonable credit quality


The portion of the Fund invested in DEBT SECURITIES normally has a WEIGHTED AVERAGE MATURITY of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.


The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent the portfolio managers invest in HIGH YIELD securities, the Fund would be subject to HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund's returns. During the periods presented in the bar chart, Class A's highest return before taxes for a quarter was 11.74% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -9.30% for the quarter ended September 30, 2002.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX (S&P 500 INDEX) and the return of the LEHMAN BROTHERS AGGREGATE BOND INDEX (LB AGGREGATE BOND INDEX). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

CLASS A SHARES(1)


1994            -2%
1995            27%
1996            14%
1997            18%
1998            16%
1999            13%
2000             5%
2001            -4%
2002           -10%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                                                SINCE
                                                   1 YEAR         5 YEARS    INCEPTION(2)
GE Strategic
Investment Fund
  CLASS A SHARES(1)
   Return Before Taxes                             -14.89%         2.56%        7.71%
   Return After Taxes
   on Distributions(3)                             -15.55%         0.73%        6.10%
   Return After Taxes on
   Distributions and Sale
   of Fund Shares3                                  -9.13%         1.63%        5.88%
  RETURN BEFORE TAXES
   Class B                                         -13.94%         3.00%        7.63%
   Class C (level load)                            -11.26%            -        -0.74%
   Class Y                                          -9.45%         4.03%        8.49%
  S&P 500 INDEX(4)                                 -22.10%        -0.59%        9.27%
  LB AGGREGATE BOND INDEX(4)                        10.26%         7.55%        7.25%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

(1) Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Return Figures for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

(2) Inception date: Class A - 2/22/93; Class B - 12/22/93; Class C - 9/30/99;
Class Y - 11/29/93.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.


(4) The returns of the S&P 500 Index and LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. S&P 500 Index and LB Aggregate Bond Index returns are not available from the Fund's inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.

[SIDENOTE]

ALL MUTUAL FUNDS MUST USE THE SAME FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                               MONEY MARKET FUNDS

WHO MAY WANT TO INVEST IN A GE MONEY MARKET FUND?

A Money Market Fund may be appropriate for your portfolio if you:

- want an investment seeking modest but regular income, compared with other investments

- are investing for a short period of time

- want an investment that

- seeks to maintain a stable share price

A Money Market Fund may not be appropriate if you:

- want a potentially higher rate of income

- want a long-term investment

- seek capital appreciation

[SIDENOTE]

MONEY MARKET FUNDS invest in short-term, high quality DEBT SECURITIES. They seek to provide stability of principal and regular income. The income provided by a money market fund varies with interest rate movements.

GE MONEY MARKET FUND

INVESTMENT OBJECTIVE: HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

THE STRATEGY

The GE Money Market Fund invests primarily in short-term, U.S.
dollar-denominated MONEY MARKET INSTRUMENTS. The Fund's investments may include U.S. GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES, EURODOLLAR DEPOSITS and domestic and foreign BANK DEPOSITS.


The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the average maturity of the Fund's portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund's assets are rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets are rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the MONEY MARKET INSTRUMENTS in which the Fund may invest, including rating categories, is contained in the statement of additional information.


THE RISKS

The principal risks of investing in the Fund are INTEREST RATE RISK, CREDIT RISK, ASSET-BACKED SECURITIES RISK AND FOREIGN EXPOSURE RISK. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's share price to decline below $1.00.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 1.56% for the quarter ended December 31, 2000. The Fund's lowest return for a quarter was 0.30% for the quarter ended December 31, 2002. The Fund's seven day yield was 1.09% and the seven day effective yield was 1.09% for the calendar quarter ended December 31, 2002. "Effective yield" reflects the compounding effect of earnings on reinvested dividends.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 DAY TREASURY BILL RATE (90 DAY T-BILL). The table reflects the impact of the Fund's expenses. It assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS

1994             4%
1995             6%
1996             5%
1997             5%
1998             5%
1999             5%
2000             6%
2001             4%
2002             1%

AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2002)



                                                  SINCE
                         1 YEAR     5 YEARS    INCEPTION(1)
GE Money Market Fund      1.39%       4.24%       4.39%
90 Day T-Bill(2)          1.62%       4.14%       4.43%



Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund's total returns. As with all mutual funds, past performance is not an indication of future performance.

(1) Inception date: 2/23/93.

(2) The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. 90 Day T-Bill returns are not available from the Fund's Inception date and therefore since inception performance is calculated from the month end nearest the Fund's inception date.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

GE FUNDS

PROSPECTUS

                                  FUND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.


                                                                                          GE        GE             GE
SHAREHOLDER                                                  GE            GE             MID-CAP   MID-CAP        SMALL-CAP
FEES (PAID DIRECTLY FROM YOUR INVESTMENT,                    U.S. EQUITY   VALUE EQUITY   GROWTH    VALUE EQUITY   VALUE EQUITY
NOT REFLECTED IN SHARE PRICE)*                               FUND          FUND           FUND      FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
OF SHARES (AS A PERCENTAGE OF OFFERING PRICE):
Class A**                                                           5.75%          5.75%     5.75%          5.75%          5.75%
Classes B, C and Y                                                  None           None      None           None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS (AS A PERCENTAGE OF OFFERING PRICE): All Classes          None           None      None           None           None
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF REDEMPTION PROCEEDS):**
Class A***                                                           1.0%           1.0%      1.0%           1.0%           1.0%
Class B                                                              4.0%           4.0%      4.0%           4.0%           4.0%
Class C+                                                             1.0%           1.0%      1.0%           1.0%           1.0%
Class Y                                                             None           None      None           None           None
----------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE: All Classes                                         None           None      None           None           None
----------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FEE: All Classes                                           None           None      None           None           None
----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER                                                    GE          GE
FEES (PAID DIRECTLY FROM YOUR INVESTMENT,                      S&P INDEX   GLOBAL EQUITY
NOT REFLECTED IN SHARE PRICE)*                                 FUND++      FUND
------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
OF SHARES (AS A PERCENTAGE OF OFFERING PRICE):
Class A**                                                            N/A            5.75%
Classes B, C and Y                                                   N/A            None
-----------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS (AS A PERCENTAGE OF OFFERING PRICE): All Classes           N/A            None
-----------------------------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF REDEMPTION PROCEEDS):**
Class A***                                                           N/A             1.0%
Class B                                                              N/A             4.0%
Class C+                                                             N/A             1.0%
Class Y                                                              N/A            None
-----------------------------------------------------------------------------------------
REDEMPTION FEE: All Classes                                         None            None
-----------------------------------------------------------------------------------------
EXCHANGE FEE: All Classes                                           None            None
-----------------------------------------------------------------------------------------

                                                                                 GE       GE              GE
SHAREHOLDER                                                     GE               EUROPE   PREMIER         PREMIER
FEES (PAID DIRECTLY FROM YOUR INVESTMENT,                       INTERNATIONAL    EQUITY   GROWTH EQUITY   RESEARCH EQUITY
NOT REFLECTED IN SHARE PRICE)*                                  EQUITY FUND      FUND     FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
OF SHARES (AS A PERCENTAGE OF OFFERING PRICE):
Class A**                                                                5.75%     5.75%           5.75%             5.75%
Classes B, C and Y                                                       None      None            None              None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS (AS A PERCENTAGE OF OFFERING PRICE): All Classes               None      None            None              None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF REDEMPTION PROCEEDS):**
Class A***                                                                1.0%      1.0%            1.0%              1.0%
Class B                                                                   4.0%      4.0%            4.0%              4.0%
Class C+                                                                  1.0%      1.0%            1.0%              1.0%
Class Y                                                                  None      None            None              None
---------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE: All Classes                                              None      None            None              None
---------------------------------------------------------------------------------------------------------------------------
EXCHANGE FEE: All Classes                                                None      None            None              None
---------------------------------------------------------------------------------------------------------------------------

                                                                GE              GE                           GE
SHAREHOLDER                                                     PREMIER         PREMIER        GE            GOVERNMENT
FEES (PAID DIRECTLY FROM YOUR INVESTMENT,                       INTERNATIONAL   VALUE EQUITY   FIXED INCOME  SECURITIES
NOT REFLECTED IN SHARE PRICE)*                                  EQUITY FUND     FUND           FUND          FUND
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
OF SHARES (AS A PERCENTAGE OF OFFERING PRICE):
Class A**                                                                5.75%          5.75%          4.25%        4.25%
Classes B, C and Y                                                       None           None           None         None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS (AS A PERCENTAGE OF OFFERING PRICE): All Classes               None           None           None         None
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF REDEMPTION PROCEEDS):**
Class A***                                                                1.0%           1.0%           1.0%         1.0%
Class B                                                                   4.0%           4.0%           3.0%         3.0%
Class C+                                                                  1.0%           1.0%           1.0%         1.0%
Class Y                                                                  None           None           None         None
---------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE: All Classes                                              None           None           None         None
---------------------------------------------------------------------------------------------------------------------------
EXCHANGE FEE: All Classes                                                None           None           None         None
---------------------------------------------------------------------------------------------------------------------------

                                                               GE                                     GE
SHAREHOLDER                                                    SHORT-TERM   GE            GE          STRATEGIC    GE
FEES (PAID DIRECTLY FROM YOUR INVESTMENT,                      GOVERNMENT   TAX-EXEMPT    HIGH YIELD  INVESTMENT   MONEY MARKET
NOT REFLECTED IN SHARE PRICE)*                                 FUND         FUND          FUND        FUND         FUND++
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
OF SHARES (AS A PERCENTAGE OF OFFERING PRICE):
Class A**                                                            2.50%        4.25%        4.25%        5.75%           N/A
Classes B, C and Y                                                   None         None         None         None            N/A
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS (AS A PERCENTAGE OF OFFERING PRICE): All Classes           None         None         None         None            N/A
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(AS A PERCENTAGE OF REDEMPTION PROCEEDS):**
Class A***                                                            1.0%         1.0%         1.0%         1.0%           N/A
Class B                                                               3.0%         3.0%         3.0%         4.0%           N/A
Class C+                                                              1.0%         1.0%         1.0%         1.0%           N/A
Class Y                                                              None         None         None         None            N/A
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEE: All Classes                                          None         None         None         None           None
---------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FEE: All Classes                                            None         None         None         None           None
---------------------------------------------------------------------------------------------------------------------------------


* Certain broker-dealers and financial institutions also may charge their clients fees not reflected in the table above in connection with investments in the Funds.

** The sales charge and contingent deferred sales charge ("CDSC") set out in the above table are the maximum charges imposed on purchases or redemptions of shares. Investors may pay actual charges that are less. See "How To Invest."


*** Purchases of $1 million or more of Class A shares are subject to a 1% CDSC if redeemed withtin one year of purchase. The Class A CDSC does not apply to investors purchasing $1 million or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver.

+ Class C shares are subject to a 1% CDSC for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.


++ GE Money Market Fund and GE S&P 500 Index Fund do not currently offer multiple classes of shares. No sales charges, redemption fees or exchange fees are assessed by these Funds.

Annual fund operating expenses come out of a Fund's assets and are reflected in the Fund's share price and dividends.


The figures below are based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these figures may not be the same as figures that appear in the Annual Report dated September 30, 2002.



                                                                            GE        GE             GE
                                               GE            GE             MID-CAP   MID-CAP        SMALL-CAP
ANNUAL FUND OPERATING EXPENSES                 U.S. EQUITY   VALUE EQUITY   GROWTH    VALUE EQUITY   VALUE EQUITY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        FUND          FUND           FUND*     FUND           FUND
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES:**
All Classes                                            .40%           .55%      .60%           .80%           .70%
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES:***
Class A                                                .25%           .25%      .25%           .25%           .25%
Class B                                               1.00%          1.00%     1.00%          1.00%          1.00%
Class C                                               1.00%          1.00%     1.00%          1.00%          1.00%
Class Y                                               None           None      None           None           None
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES:+
All Classes                                            .22%           .22%      .28%           .39%           .23%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES:++
Class A                                                .87%          1.02%     1.13%          1.44%          1.18%
Class B                                               1.62%          1.77%     1.88%          2.19%          1.93%
Class C                                               1.62%          1.77%     1.88%          2.19%          1.93%
Class Y                                                .62%           .77%      .88%          1.19%           .93%
-------------------------------------------------------------------------------------------------------------------

                                               GE          GE              GE
ANNUAL FUND OPERATING EXPENSES                 S&P INDEX   GLOBAL EQUITY   INTERNATIONAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        500 FUND    FUND            EQUITY FUND*
------------------------------------------------------------------------------------------
MANAGEMENT FEES:**
All Classes                                          .30%            .75%            .80%
-----------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES:***           None
Class A                                                              .25%            .25%
Class B                                                             1.00%           1.00%
Class C                                                             1.00%           1.00%
Class Y                                                             None            None
-----------------------------------------------------------------------------------------
OTHER EXPENSES:+
All Classes                                          .20%            .27%            .34%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES:++              .50%
Class A                                                             1.27%           1.39%
Class B                                                             2.02%           2.14%
Class C                                                             2.02%           2.14%
Class Y                                                             1.02%           1.14%
-----------------------------------------------------------------------------------------



* With respect to GE Premier Growth Equity Fund, GE Mid-Cap Growth Fund, GE International Equity Fund and GE Short-Term Government Fund, administration fees (amounting to .05%) are imposed pursuant to a separate contract.

** The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "About the Investment Adviser."

*** Because the Funds pay distribution and service fees, long-term shareholders of Class A, Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the NASD, Inc.
+ " Other Expenses" include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata based on assets among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as transfer agent or sub-transfer agent fees, are allocated to the Fund that incurs such expense pro rata based on assets across share classes. Other expense allocation methodologies may result in different expense ratios.

                                             GE       GE              GE                GE              GE
                                             EUROPE   PREMIER         PREMIER           PREMIER         PREMIER        GE
ANNUAL FUND OPERATING EXPENSES               EQUITY   GROWTH EQUITY   RESEARCH EQUITY   INTERNATIONAL   VALUE EQUITY   FIXED INCOME
(AS A PERCENTAGE OF AVERAGE NET ASSETS)      FUND     FUND*           FUND              EQUITY FUND     FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES:**
All Classes                                    1.05%            .60%              .70%            .80%           .60%           .35%
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES:***
Class A                                         .25%            .25%              .25%            .25%           .25%           .25%
Class B                                        1.00%           1.00%             1.00%           1.00%          1.00%          1.00%
Class C                                        1.00%           1.00%             1.00%           1.00%          1.00%          1.00%
Class Y                                        None            None              None            None           None           None
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES:+
All Classes                                     .48%            .20%              .51%            .65%           .39%           .22%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES:++
Class A                                        1.78%           1.05%             1.46%           1.70%          1.24%           .82%
Class B                                        2.53%           1.80%             2.21%           2.45%          1.99%          1.57%
Class C                                        2.53%           1.80%             2.21%           2.45%          1.99%          1.57%
Class Y                                        1.53%            .80%             1.21%           1.45%           .99%           .57%
------------------------------------------------------------------------------------------------------------------------------------

                                                  GE            GE                                     GE
                                                  GOVERNMENT    SHORT-TERM   GE          GE            STRATEGIC    GE
ANNUAL FUND OPERATING EXPENSES                    SECURITIES    GOVERNMENT   TAX-EXEMPT  HIGH-YIELD    INVESTMENT   MONEY MARKET
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FUND          FUND*        FUND        FUND          FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES:**
All Classes                                              .40%          .30%         .35%        .60%          .35%           .25%
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES:***                                                                                   None
Class A                                                  .25%          .25%         .25%        .25%          .25%
Class B                                                 1.00%          .85%        1.00%       1.00%         1.00%
Class C                                                 1.00%         1.00%        1.00%       1.00%         1.00%
Class Y                                                 None          None         None        None
----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES:+
All Classes                                              .20%          .24%         .27%        .31%          .26%           .20%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES:++                                                                                      .45%
Class A                                                  .85%          .79%         .87%       1.16%          .86%
Class B                                                 1.60%         1.39%        1.62%       1.91%         1.61%
Class C                                                 1.60%         1.74%        1.62%       1.91%         1.61%
Class Y                                                 None           .74%         .62%        .91%          .61%
----------------------------------------------------------------------------------------------------------------------------------



++ GE Asset Management has agreed to voluntarily limit "Other Expenses" of each class of each Fund through March 31, 2003, which may be terminated at any time without prior notice. Under this agreement, "Other Expenses" would not exceed the following: GE U.S. Equity Fund - 0.25%; GE Value Equity Fund - 0.30%; GE Mid-Cap Growth Fund - 0.30%; GE Mid-Cap Value Equity Fund - 0.25%; GE Small-Cap Value Equity Fund - 0.20%; GE S&P 500 Index Fund - 0.15%; GE Global Equity Fund
- 0.35%; GE International Equity Fund - 0.30%; GE Europe Equity Fund - 0.30%; GE Premier Growth Equity Fund - 0.30%; GE Premier Research Equity Fund - 0.25%; GE Premier International Equity Fund - 0.25%; GE Premier Value Equity Fund - 0.25%; GE Fixed Income Fund - 0.20%; GE Government Securities Fund - 0.20%; GE Short-Term Government Fund - 0.15%; GE Tax-Exempt Fund - 0.25%; GE High Yield Fund - 0.20%; GE Strategic Investment Fund - 0.30%; GE Money Market Fund - 0.25%.

THE IMPACT OF FUND EXPENSES

The following examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund's operating expenses remain the same. The examples also assume that you either redeemed all of your shares at the end of each period shown or you did not redeem your shares.


EXAMPLES



                                                YOU WOULD PAY THE FOLLOWING                 YOU WOULD PAY THE FOLLOWING
                                          EXPENSES ON A $10,000 INVESTMENT,           EXPENSES ON A $10,000 INVESTMENT,
                                                       ASSUMING REDEMPTION:                     ASSUMING NO REDEMPTION:

                                    1 YEAR*  3 YEARS   5 YEARS   10 YEARS**      1 YEAR   3 YEARS   5 YEARS  10 YEARS**
-----------------------------------------------------------------------------------------------------------------------
GE U.S. EQUITY FUND:
Class A                              $ 659   $   837   $ 1,029    $ 1,586        $  659   $   837   $ 1,029   $ 1,586
Class B                              $ 565   $   711   $   881    $ 1,537        $  165   $   511   $   881   $ 1,537
Class C                              $ 265   $   511   $   881    $ 1,922        $  165   $   511   $   881   $ 1,922
Class Y                              $  63   $   199   $   346    $   774        $   63   $   199   $   346   $   774
-----------------------------------------------------------------------------------------------------------------------
GE VALUE EQUITY FUND:
Class A                              $ 673   $   881   $ 1,106    $ 1,751        $  673   $   881   $ 1,106   $ 1,751
Class B                              $ 580   $   757   $   959    $ 1,705        $  180   $   557   $   959   $ 1,705
Class C                              $ 280   $   557   $   959    $ 2,084        $  180   $   557   $   959   $ 2,084
Class Y                              $  79   $   246   $   428    $   954        $   79   $   246   $   428   $   954
-----------------------------------------------------------------------------------------------------------------------
GE MID-CAP GROWTH FUND:
Class A                              $ 684   $   913   $ 1,161    $ 1,871        $  684   $   913   $ 1,161   $ 1,871
Class B                              $ 591   $   791   $ 1,016    $ 1,826        $  191   $   591   $ 1,016   $ 1,826
Class C                              $ 291   $   591   $ 1,016    $ 2,201        $  191   $   591   $ 1,016   $ 2,201
Class Y                              $  90   $   281   $   488    $ 1,084        $   90   $   281   $   488   $ 1,084
-----------------------------------------------------------------------------------------------------------------------
GE MID-CAP VALUE EQUITY FUND:
Class A                              $ 713   $ 1,004   $ 1,317    $ 2,200        $  713   $ 1,004   $ 1,317   $ 2,200
Class B                              $ 622   $   885   $ 1,175    $ 2,160        $  222   $   685   $ 1,175   $ 2,160
Class C                              $ 322   $   685   $ 1,175    $ 2,524        $  222   $   685   $ 1,175   $ 2,524
Class Y                              $ 121   $   378   $   632    $ 1,299        $  121   $   378   $   632   $ 1,299
-----------------------------------------------------------------------------------------------------------------------
GE SMALL-CAP VALUE EQUITY FUND:
Class A                              $ 688   $   928   $ 1,187    $ 1,924        $  688   $   928   $ 1,187   $ 1,924
Class B                              $ 596   $   806   $ 1,042    $ 1,880        $  196   $   606   $ 1,042   $ 1,880
Class C                              $ 296   $   606   $ 1,042    $ 2,254        $  196   $   606   $ 1,042   $ 2,254
Class Y                              $  95   $   296   $   515    $ 1,143        $   95   $   296   $   515   $ 1,143
-----------------------------------------------------------------------------------------------------------------------
GE S&P 500 INDEX FUND
                                     $  51   $   160   $   280    $   628        $   51   $   160   $   280   $   628
-----------------------------------------------------------------------------------------------------------------------
GE GLOBAL EQUITY FUND:
Class A                              $ 697   $   955   $ 1,232    $ 2,021        $  697   $   955   $ 1,232   $ 2,021
Class B                              $ 615   $   834   $ 1,088    $ 1,978        $  205   $   634   $ 1,088   $ 1,978
Class C                              $ 315   $   634   $ 1,088    $ 2,348        $  205   $   634   $ 1,088   $ 2,348
Class Y                              $ 114   $   325   $   563    $ 1,248        $  104   $   325   $   563   $ 1,248
-----------------------------------------------------------------------------------------------------------------------
GE INTERNATIONAL EQUITY FUND:
Class A                              $ 708   $   990   $ 1,292    $ 2,148        $  708   $   990   $ 1,292   $ 2,148
Class B                              $ 617   $   870   $ 1,149    $ 2,107        $  217   $   670   $ 1,149   $ 2,107
Class C                              $ 317   $   670   $ 1,149    $ 2,472        $  217   $   670   $ 1,149   $ 2,472
Class Y                              $ 116   $   362   $   628    $ 1,386        $  116   $   362   $   628   $ 1,386
-----------------------------------------------------------------------------------------------------------------------

                                                YOU WOULD PAY THE FOLLOWING                 YOU WOULD PAY THE FOLLOWING
                                          EXPENSES ON A $10,000 INVESTMENT,           EXPENSES ON A $10,000 INVESTMENT,
                                                       ASSUMING REDEMPTION:                     ASSUMING NO REDEMPTION:

                                    1 YEAR*  3 YEARS   5 YEARS   10 YEARS**      1 YEAR   3 YEARS   5 YEARS  10 YEARS**
-----------------------------------------------------------------------------------------------------------------------
GE EUROPE EQUITY FUND:
Class A                              $ 745   $ 1,103   $ 1,484    $ 2,549        $  745   $ 1,103   $ 1,484   $ 2,549
Class B                              $ 656   $   988   $ 1,345    $ 2,514        $  256   $   788   $ 1,345   $ 2,514
Class C                              $ 356   $   788   $ 1,345    $ 2,866        $  256   $   788   $ 1,345   $ 2,866
Class Y                              $ 156   $   483   $   834    $ 1,824        $  156   $   483   $   834   $ 1,824
-----------------------------------------------------------------------------------------------------------------------
GE PREMIER GROWTH EQUITY FUND:
Class A                              $ 676   $   890   $ 1,121    $ 1,784        $  676   $   890   $ 1,121   $ 1,784
Class B                              $ 583   $   766   $   975    $ 1,738        $  183   $   566   $   975   $ 1,738
Class C                              $ 283   $   566   $   975    $ 2,116        $  183   $   566   $   975   $ 2,116
Class Y                              $  82   $   255   $   444    $   990        $   82   $   255   $   444   $   990
-----------------------------------------------------------------------------------------------------------------------
GE PREMIER RESEARCH EQUITY FUND:
Class A                              $ 715   $ 1,010   $ 1,327    $ 2,221        $  715   $ 1,010   $ 1,327   $ 2,221
Class B                              $ 624   $   891   $ 1,185    $ 2,181        $  224   $   691   $ 1,185   $ 2,181
Class C                              $ 324   $   691   $ 1,185    $ 2,544        $  224   $   691   $ 1,185   $ 2,544
Class Y                              $ 123   $   384   $   665    $ 1,466        $  123   $   384   $   665   $ 1,466
-----------------------------------------------------------------------------------------------------------------------
GE PREMIER INTERNATIONAL EQUITY FUND:
Class A                              $ 738   $ 1,080   $ 1,445    $ 2,468        $  738   $ 1,080   $ 1,445   $ 2,468
Class B                              $ 648   $   964   $ 1,306    $ 2,432        $  248   $   764   $ 1,306   $ 2,432
Class C                              $ 348   $   764   $ 1,306    $ 2,786        $  248   $   764   $ 1,306   $ 2,786
Class Y                              $ 148   $   459   $   792    $ 1,735        $  148   $   459   $   792   $ 1,735
-----------------------------------------------------------------------------------------------------------------------
GE PREMIER VALUE EQUITY FUND:
Class A                              $ 694   $   946   $ 1,217    $ 1,989        $  694   $   946   $ 1,217   $ 1,989
Class B                              $ 602   $   824   $ 1,073    $ 1,946        $  202   $   624   $ 1,073   $ 1,946
Class C                              $ 302   $   624   $ 1,073    $ 2,317        $  202   $   674   $ 1,073   $ 2,317
Class Y                              $ 101   $   315   $   547    $ 1,213        $  101   $   315   $   547   $ 1,213
-----------------------------------------------------------------------------------------------------------------------
GE FIXED INCOME FUND:
Class A                              $ 505   $   676   $   861    $ 1,395        $  505   $   676   $   861   $ 1,395
Class B                              $ 460   $   696   $   855    $ 1,481        $  160   $   496   $   855   $ 1,481
Class C                              $ 260   $   496   $   855    $ 1,867        $  160   $   496   $   855   $ 1,867
Class Y                              $  58   $   183   $   318    $   714        $   58   $   183   $   318   $   714
-----------------------------------------------------------------------------------------------------------------------
GE GOVERNMENT SECURITIES FUND:
Class A                              $ 508   $   685   $   876    $ 1,429        $  508   $   685   $   876   $ 1,429
Class B                              $ 463   $   705   $   871    $ 1,514        $  163   $   505   $   871   $ 1,514
Class C                              $ 263   $   505   $   871    $ 1,900        $  163   $   505   $   871   $ 1,900
-----------------------------------------------------------------------------------------------------------------------



* For certain Class A share investors, expenses for the one-year period would be different due to the waiver of the sales charge and the imposition of the 1% CDSC for redemptions of Class A shares which were part of a purchase of $1 million or more.

** Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

                                                YOU WOULD PAY THE FOLLOWING                 YOU WOULD PAY THE FOLLOWING
                                          EXPENSES ON A $10,000 INVESTMENT,           EXPENSES ON A $10,000 INVESTMENT,
                                                       ASSUMING REDEMPTION:                     ASSUMING NO REDEMPTION:

                                    1 YEAR*  3 YEARS   5 YEARS   10 YEARS**      1 YEAR   3 YEARS   5 YEARS  10 YEARS**
-----------------------------------------------------------------------------------------------------------------------
GE SHORT-TERM GOVERNMENT FUND:
Class A                              $ 329   $   496   $   678    $ 1,192        $  329   $   496   $   678   $ 1,203
Class B                              $ 457   $   686   $   839    $ 1,435        $  157   $   486   $   839   $ 1,447
Class C                              $ 257   $   486   $   839    $ 1,824        $  157   $   486   $   839   $ 1,834
Class Y                              $  55   $   173   $   302    $   665        $   55   $   173   $   302   $   677
-----------------------------------------------------------------------------------------------------------------------
GE TAX-EXEMPT FUND:
Class A                              $ 510   $   691   $   887    $ 1,452        $  510   $   691   $   887   $ 1,452
Class B                              $ 465   $   711   $   881    $ 1,537        $  165   $   511   $   881   $ 1,537
Class C                              $ 265   $   511   $   881    $ 1,922        $  165   $   511   $   881   $ 1,922
Class Y                              $  63   $   199   $   346    $   774        $   63   $   199   $   346   $   774
-----------------------------------------------------------------------------------------------------------------------
GE HIGH YIELD FUND:
Class A                              $ 538   $   778   $ 1,036    $ 1,774        $  538   $   778   $ 1,036   $ 1,774
Class B                              $ 494   $   800   $ 1,032    $ 1,859        $  194   $   600   $ 1,032   $ 1,859
Class C                              $ 294   $   600   $ 1,032    $ 2,233        $  194   $   600   $ 1,032   $ 2,233
Class Y                              $  93   $   290   $   504    $ 1,120        $   93   $   290   $   504   $ 1,120
-----------------------------------------------------------------------------------------------------------------------
GE STRATEGIC INVESTMENT FUND:
Class A                              $ 658   $   834   $ 1,024    $ 1,575        $  658   $   834   $ 1,024   $ 1,575
Class B                              $ 564   $   708   $   876    $ 1,526        $  164   $   508   $   876   $ 1,526
Class C                              $ 264   $   508   $   876    $ 1,911        $  164   $   508   $   876   $ 1,911
Class Y                              $  62   $   195   $   340    $   762        $   62   $   195   $   340   $   762
-----------------------------------------------------------------------------------------------------------------------
GE MONEY MARKET FUND                 $  46   $   144   $   252    $   567        $   46   $   144   $   252   $   567
-----------------------------------------------------------------------------------------------------------------------



* For certain Class A share investors, expenses for the one-year period would be different due to the waiver of the sales charge and the imposition of the 1% CDSC for redemptions of Class A shares which were part of a purchase of $1 million or more.

** Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                          MORE ON STRATEGIES AND RISKS

IMPORTANT DEFINITIONS

THIS SECTION DEFINES IMPORTANT TERMS THAT MAY BE UNFAMILIAR TO AN INVESTOR READING ABOUT THE GE FUNDS:

ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

CERTIFICATES OF DEPOSIT include short-term DEBT SECURITIES issued by banks.

COMMERCIAL PAPER includes short-term debt securities issued by banks, corporations and other borrowers.

CONVERTIBLE SECURITIES may be DEBT OR EQUITY SECURITIES that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

CORPORATE BONDS are DEBT SECURITIES issued by companies.

DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).


DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of DEBT SECURITIES have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as ZERO COUPON OBLIGATIONS, are sold at a discount from their face values instead of paying interest.


DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only DEBT SECURITIES, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations ("CMOs"), and STRUCTURED AND INDEXED SECURITIES.

DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:

- Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

- Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

- Securities denominated in currencies other than U.S. dollars.

FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.


GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are MORTGAGE-BACKED SECURITIES that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying MORTGAGE-BACKED SECURITIES.


GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.


HIGH YIELD SECURITIES are DEBT SECURITIES, PREFERRED SECURITIES and CONVERTIBLE SECURITIES of corporations rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. HIGH YIELD SECURITIES include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.


INVESTMENT-GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

MATURITY represents the date on which a DEBT SECURITY matures or when the issuer must pay back the principal amount of the security.

MONEY MARKET INSTRUMENTS are short-term DEBT SECURITIES of the U.S. government, banks and corporations. The Funds may invest in MONEY MARKET INSTRUMENTS through investments in the GEI Short-Term Investment Fund (Investment Fund), The Investment Fund is advised by GE Investment Management, which charges no advisory fee for such services.

MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.

MORTGAGE DOLLAR ROLLS are transactions involving the sale of a MORTGAGE-BACKED SECURITY with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.


MUNICIPAL OBLIGATIONS are DEBT SECURITIES issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. They include: (i) MUNICIPAL LEASES, which pay interest that is exempt from both regular federal income taxes and federal alternative minimum taxes, and in certain cases, state, personal income taxes imposed by the state in which the municipal lessee is located;
(ii) PARTICIPATION INTERESTS IN MUNICIPAL OBLIGATIONS, which are proportionate, undivided interests in MUNICIPAL OBLIGATIONS; (iii) MUNICIPAL OBLIGATION COMPONENTS, which are MUNICIPAL OBLIGATIONS that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); and (iv) CUSTODIAL RECEIPTS ON MUNICIPAL OBLIGATIONS, which evidence ownership of future interest payments, principal payments, or both, on certain MUNICIPAL OBLIGATIONS.


PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a "call") or sell (i.e., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

REPURCHASE AGREEMENTS (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.

RESTRICTED SECURITIES (which include Rule 144A Securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

REVERSE REPURCHASE AGREEMENTS involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RULE 144A SECURITIES are RESTRICTED SECURITIES that may be sold to certain institutional purchasers under Rule 144A.

SHORT SALES AGAINST THE BOX involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. GOVERNMENT SECURITIES are backed by the full faith and credit of the federal government. Other U.S. GOVERNMENT SECURITIES are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. GOVERNMENT SECURITIES are considered highly creditworthy.


VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.


VARIABLE RATE SECURITIES, which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to DERIVATIVE SECURITIES RISK.

WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.


WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond normal settlement date.

ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

MORE ON INVESTMENT STRATEGIES

In addition to each Fund's principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds' SAI.

HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund (other than the GE S&P 500 Index Fund) may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH AND CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. Each Fund, other than the GE Money Market Fund, may invest in MONEY MARKET INSTRUMENTS directly or indirectly through investment in the GEI Short-Term Investment Fund ("Investment Fund"). The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund.

To the extent that a Fund, other than the GE Money Market Fund, holds CASH or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated technique.

                                                                                             RESTRICTED AND
                                                          REPURCHASE    REVERSE REPURCHASE   ILLIQUID           STRUCTURED AND
                                          BORROWING       AGREEMENTS    AGREEMENTS           SECURITIES         INDEXED SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                          33 1/3%             Yes                    No              Yes                     No

GE Value Equity Fund                         33 1/3%             Yes                   Yes              Yes                     No

GE Mid-Cap Growth Fund                       33 1/3%             Yes                    No              Yes                     No

GE Mid-Cap Value Equity Fund                 33 1/3%             Yes                    No              Yes                    Yes

GE Small-Cap Value Equity Fund               33 1/3%             Yes                   Yes              Yes                     No

GE S&P 500 Index Fund                        33 1/3%             Yes                   Yes              Yes                     No

GE Global Equity Fund                        33 1/3%             Yes                    No              Yes                     No

GE International Equity Fund                 33 1/3%             Yes                    No              Yes                     No

GE Europe Equity Fund                        33 1/3%             Yes                   Yes              Yes                    Yes

GE Premier Growth Equity Fund                33 1/3%             Yes                    No              Yes                     No

GE Premier Research Equity Fund              33 1/3%             Yes                   Yes              Yes                     No

GE Premier International Equity Fund         33 1/3%             Yes                   Yes              Yes                     No

GE Premier Value Equity Fund                 33 1/3%             Yes                   Yes              Yes                     No

GE Fixed Income Fund                         33 1/3%             Yes                    No              Yes                    Yes

GE Government Securities Fund                33 1/3%             Yes                   Yes              Yes                    Yes

GE Short-Term Government Fund                33 1/3%             Yes                    No              Yes                    Yes

GE Tax-Exempt Fund                               10%             Yes                   Yes              Yes                     No

GE High Yield Fund                           33 1/3%             Yes                   Yes              Yes                    Yes

GE Strategic Investment Fund                 33 1/3%             Yes                    No              Yes                    Yes

GE Money Market Fund                         33 1/3%             Yes                   Yes               No                     No

                                     PURCHASING AND        PURCHASING AND
                                     WRITING SECURITIES    SECURITIES WRITING
                                     OPTIONS               INDEX OPTIONS
-----------------------------------------------------------------------------
GE U.S. Equity Fund                                 Yes                   Yes

GE Value Equity Fund                                Yes                   Yes

GE Mid-Cap Growth Fund                              Yes                   Yes

GE Mid-Cap Value Equity Fund                        Yes                   Yes

GE Small-Cap Value Equity Fund                      Yes                   Yes

GE S&P 500 Index Fund                               Yes                   Yes

GE Global Equity Fund                               Yes                   Yes

GE International Equity Fund                        Yes                   Yes

GE Europe Equity Fund                               Yes                   Yes

GE Premier Growth Equity Fund                       Yes                   Yes

GE Premier Research Equity Fund                     Yes                   Yes

GE Premier International Equity Fund                Yes                   Yes

GE Premier Value Equity Fund                        Yes                   Yes

GE Fixed Income Fund                                Yes                   Yes

GE Government Securities Fund                       Yes                   Yes

GE Short-Term Government Fund                       Yes                   Yes

GE Tax-Exempt Fund                                  Yes                   Yes

GE High Yield Fund                                  Yes                   Yes

GE Strategic Investment Fund                        Yes                   Yes

GE Money Market Fund                                 No                    No

                                                                                    OPTIONS ON
                                        FUTURES AND            FORWARD CURRENCY     FOREIGN          MAXIMUM INVESTMENT IN DEBT
                                        OPTIONS ON FUTURES     TRANSACTIONS         CURRENCIES       SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                    Yes                  Yes            Yes                               20%

GE Value Equity Fund                                   Yes                  Yes            Yes                               20%

GE Mid-Cap Growth Fund                                 Yes                  Yes            Yes    35% (maximum of 25% in BBB by
                                                                                                         S&P, Baa by Moody's or
                                                                                                                    equivalent)

GE Mid-Cap Value Equity Fund                           Yes                  Yes            Yes                               20%

GE Small-Cap Value Equity Fund                          No                   No             No                               20%

GE S&P 500 Index Fund                                  Yes                  Yes            Yes                               20%

GE Global Equity Fund                                  Yes                  Yes            Yes                               20%

GE International Equity Fund                           Yes                  Yes            Yes                               20%

GE Europe Equity Fund                                  Yes                  Yes            Yes                               20%

GE Premier Growth Equity Fund                          Yes                  Yes             No                               20%

GE Premier Research Equity Fund                        Yes                  Yes             No                               20%

GE Premier International Equity Fund                   Yes                  Yes            Yes                               20%

GE Premier Value Equity Fund                           Yes                  Yes            Yes                               20%

GE Fixed Income Fund                                   Yes                  Yes            Yes   100% (maximum of 25% in BBB by
                                                                                                       S&P or Baa by Moody's or
                                                                                                                    equivalent)

GE Government Securities Fund                          Yes                  Yes            Yes   100% (maximum of 10% in BBB by
                                                                                                       S&P or Baa by Moody's or
                                                                                                  equivalent; maximum of 25% in
                                                                                                  A or lower by S&P, Moody's or
                                                                                                                    equivalent)

GE Short-Term Government Fund                          Yes                  Yes            Yes                              100%

GE Tax-Exempt Fund                                     Yes                   No             No                 100% (maximum of
                                                                                                    10% in BBB by S&P or Baa by
                                                                                                         Moody's or equivalent)

GE High Yield Fund                                     Yes                  Yes            Yes                              100%

GE Strategic Investment Fund                           Yes                  Yes            Yes   100% (maximum of 25% in BBB by
                                                                                                       S&P or Baa by Moody's or
                                                                                                                    equivalent)

GE Money Market Fund                                    No                   No             No                              100%

                                                       MAXIMUM INVESTMENT IN
                                                       BELOW-INVESTMENT GRADE      MAXIMUM INVESTMENT IN   WHEN-ISSUED AND DELAYED
                                                       DEBT SECURITIES             FOREIGN SECURITIES      DELIVERY SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                         5%                        15%*                     Yes

GE Value Equity Fund                                                        5%                        25%*                     Yes

GE Mid-Cap Growth Fund                       10% in BB or B by S&P or Ba or B                         35%*                     Yes
                                                     by Moody's or equivalent

GE Mid-Cap Value Equity Fund                   15% in securities rated BBB or                         15%*                     Yes
                                              below by S&P or Baa or below by
                                                        Moody's or equivalent

GE Small-Cap Value Equity Fund                                             10%                        10%*                     Yes

GE S&P 500 Index Fund                                                       5%                        35%                      Yes

GE Global Equity Fund                                                       5%                       100%                      Yes

GE International Equity Fund                                                5%                       100%                      Yes

GE Europe Equity Fund                                                      15%                       100%                      Yes

GE Premier Growth Equity Fund                                               5%                        25%*                     Yes

GE Premier Research Equity Fund                                             5%                        25%*                     Yes

GE Premier International Equity Fund                                        5%                       100%                      Yes

GE Premier Value Equity Fund                                                5%                        25%*                     Yes

GE Fixed Income Fund                         10% in BB or B by S&P or Ba or B                         35%*                     Yes
                                                     by Moody's or equivalent

GE Government Securities Fund                                            None                         35%*                     Yes

GE Short-Term Government Fund                                            None                         35%*                     Yes

GE Tax-Exempt Fund                                5% in debt downgraded below                       None                       Yes
                                               investment grade subsequent to
                                                                     purchase

GE High Yield Fund                                                        100%                        35%*                     Yes

GE Strategic Investment Fund                 10% in BB or B by S&P or Ba or B                         30%*                     Yes
                                                     by Moody's or equivalent

GE Money Market Fund                                                     None                         25%*                     Yes


* This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market.

                                           LENDING PORTFOLIO        RULE144A      DEBT OBLIGATIONS OF          DEPOSITARY
                                           SECURITIES               SECURITIES    SUPRANATIONAL AGENCIES       RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                      Yes               Yes                       Yes              Yes

GE Value Equity Fund                                     Yes               Yes                       Yes              Yes

GE Mid-Cap Growth Fund                                   Yes               Yes                       Yes              Yes

GE Mid-Cap Value Equity Fund                             Yes               Yes                       Yes              Yes

GE Small-Cap Value Equity Fund                           Yes               Yes                       Yes              Yes

GE S&P 500 Index Fund                                    Yes               Yes                       Yes              Yes

GE Global Equity Fund                                    Yes               Yes                       Yes              Yes

GE International Equity Fund                             Yes               Yes                       Yes              Yes

GE Europe Equity Fund                                    Yes               Yes                       Yes              Yes

GE Premier Growth Equity Fund                            Yes               Yes                       Yes              Yes

GE Premier Research Equity Fund                          Yes               Yes                       Yes              Yes

GE Premier International Equity Fund                     Yes               Yes                       Yes              Yes

GE Premier Value Equity Fund                             Yes               Yes                       Yes              Yes

GE Fixed Income Fund                                     Yes               Yes                       Yes              Yes

GE Government Securities Fund                            Yes               Yes                       Yes              Yes

GE Short-Term Government Fund                            Yes               Yes                       Yes              Yes

GE Tax-Exempt Fund                                       Yes               Yes                       Yes               No

GE High Yield Fund                                       Yes               Yes                       Yes              Yes

GE Strategic Investment Fund                             Yes               Yes                       Yes              Yes

GE Money Market Fund                                     Yes               Yes                       Yes               No

                                         SECURITIES OF OTHER      MUNICIPAL     FLOATING AND VARIABLE   PARTICIPATION INTERESTS
                                         INVESTMENT FUNDS         LEASES        RATE INSTRUMENTS        IN MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                       No             No                        No*                        No

GE Value Equity Fund                                     Yes             No                        No*                        No

GE Mid-Cap Growth Fund                                   Yes             No                        No*                        No

GE Mid-Cap Value Equity Fund                             Yes             No                        No*                        No

GE Small-Cap Value Equity Fund                           Yes             No                        No*                        No

GE S&P 500 Index Fund                                    Yes             No                        No*                        No

GE Global Equity Fund                                    Yes             No                        No*                        No

GE International Equity Fund                             Yes             No                        No*                        No

GE Europe Equity Fund                                    Yes             No                       Yes                         No

GE Premier Growth Equity Fund                            Yes             No                        No*                        No

GE Premier Research Equity Fund                          Yes             No                        No*                        No

GE Premier International Equity Fund                     Yes             No                        No*                        No

GE Premier Value Equity Fund                             Yes             No                        No*                        No

GE Fixed Income Fund                                     Yes             No                       Yes                         No

GE Government Securities Fund                            Yes             No                       Yes                         No

GE Short-Term Government Fund                            Yes             No                       Yes                         No

GE Tax-Exempt Fund                                       Yes            Yes                       Yes                        Yes

GE High Yield Fund                                       Yes             No                       Yes                         No

GE Strategic Investment Fund                             Yes            Yes                       Yes                        Yes

GE Money Market Fund                                      No             No                       Yes                         No


* Excludes commercial paper and notes with variable and floating rates of interest

                                                              MUNICIPAL                                  MORTGAGE RELATED
                                             ZERO COUPON      OBLIGATIONS    CUSTODIAL RECEIPTS ON       SECURITIES,
                                             OBLIGATION       COMPONENTS     MUNICIPAL OBLIGATIONS       INCLUDING CMOs
-------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                  Yes               No                       No                    Yes

GE Value Equity Fund                                  No               No                       No                    Yes

GE Mid-Cap Growth Fund                                No               No                       No                    Yes

GE Mid-Cap Value Equity Fund                         Yes               No                       No                    Yes

GE Small-Cap Value Equity Fund                        No               No                       No                    Yes

GE Global Equity Fund                                 No               No                       No                    Yes

GE S&P 500 Index Fund                                 No               No                       No                    Yes

GE International Equity Fund                          No               No                       No                    Yes

GE Europe Equity Fund                                 No               No                       No                    Yes

GE Premier Growth Equity Fund                         No               No                       No                    Yes

GE Premier Research Equity Fund                       No               No                       No                    Yes

GE Premier International Equity Fund                  No               No                       No                    Yes

GE Premier Value Equity Fund                          No               No                       No                    Yes

GE Fixed Income Fund                                 Yes               No                       No                    Yes

GE Government Securities Fund                        Yes               No                       No                    Yes

GE Short-Term Government Fund                        Yes               No                       No                    Yes

GE Tax-Exempt Fund                                   Yes              Yes                      Yes                    Yes

GE High Yield Fund                                   Yes               No                       No                    Yes

GE Strategic Investment Fund                         Yes              Yes                      Yes                    Yes

GE Money Market Fund                                  No               No                       No                    Yes

                                                                  ASSET BACKED
                                          GOVERNMENT STRIPPED     SECURITIES AND
                                          MORTGAGE RELATED        RECEIVABLE-BACKED   MORTGAGE DOLLAR       SHORT SALES
                                          SECURITIES              SECURITIES          ROLLS                 AGAINST THE BOX
---------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                        No                    No                No                    No

GE Value Equity Fund                                       No                    No                No                   Yes

GE Mid-Cap Growth Fund                                     No                    No                No                   Yes

GE Mid-Cap Value Equity Fund                               No                    No                No                   Yes

GE Small-Cap Value Equity Fund                             No                    No                No                   Yes

GE Global Equity Fund                                      No                    No                No                   Yes

GE S&P 500 Index Fund                                      No                    No                No                    No

GE International Equity Fund                               No                    No                No                   Yes

GE Europe Equity Fund                                      No                    No                No                   Yes

GE Premier Growth Equity Fund                              No                    No                No                    No

GE Premier Research Equity Fund                            No                    No                No                    No

GE Premier International Equity Fund                       No                    No                No                   Yes

GE Premier Value Equity Fund                               No                    No                No                   Yes

GE Fixed Income Fund                                      Yes                   Yes               Yes                    No

GE Government Securities Fund                             Yes                   Yes               Yes                   Yes

GE Short-Term Government Fund                             Yes                   Yes               Yes                    No

GE Tax-Exempt Fund                                         No                    No                No                   Yes

GE High Yield Fund                                        Yes                   Yes               Yes                   Yes

GE Strategic Investment Fund                              Yes                   Yes               Yes                    No

GE Money Market Fund                                       No                   Yes                No                    No

MORE ON RISKS

Like all mutual funds, investing in the GE Funds involves risk factors and special considerations. A Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in shares of a Fund should not be considered a complete investment program. The share value of the Equity Funds, Income Funds and the Asset Allocation Fund will rise and fall. Although the GE Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below, For more information about the risks associated with the Funds, please see the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.

ASSET-BACKED SECURITIES RISK: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because ASSET-BACKED SECURITIES often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities.

CREDIT RISK: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some INVESTMENT GRADE DEBT SECURITIES may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.


DERIVATIVE SECURITIES RISK: A Fund's use of VARIOUS INVESTMENT TECHNIQUES may involve DERIVATIVE SECURITIES, such as options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives is speculative and involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with a Fund's other investments. A Fund may choose not to invest in DERIVATIVE SECURITIES because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


DIVERSIFICATION RISK: The Premier Funds may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a Fund that invests in a larger number of issuers. As a result, price movements of a single issuer's securities will have a greater impact on such Fund's net asset value causing it to fluctuate more than that of a more widely diversified Fund.

EMERGING MARKETS RISK: Emerging market securities bear most FOREIGN EXPOSURE RISKS discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

FOREIGN EXPOSURE RISK: Investing in FOREIGN SECURITIES, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

- CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including DEPOSITARY RECEIPTS, also are subject to currency risk based on their related investments.

- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

- REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.


ILLIQUID SECURITIES RISK: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forgo other investment opportunities, all of which may have an impact on the Fund.


INITIAL PUBLIC OFFERINGS RISK: Certain Funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INTEREST RATE RISK: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.


MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal securities typically is exempt from regular Federal income tax, however capital gains are subject to Federal tax. In addition, interest income on certain municipal securities may be subject to Federal corporate and individual alternative minimum taxes. The municipal securities market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.


PREPAYMENT RISK: Prices and yields of MORTGAGE-BACKED SECURITIES assume the securities will be redeemed at a given time. When interest rates decline, MORTGAGE-BACKED SECURITIES experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid MORTGAGE-BACKED SECURITIES at lower rates, which results in a lower return for the Fund. When interest rates increase, MORTGAGE-BACKED SECURITIES experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK: A Fund entering into a REPURCHASE AGREEMENT may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A REVERSE REPURCHASE AGREEMENT involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK: RESTRICTED SECURITIES (including RULE 144A SECURITIES) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling RESTRICTED SECURITIES in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK: Stock market risk is the risk that the value of EQUITY SECURITIES may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when EQUITY SECURITIES in general are rising, or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular EQUITY SECURITY is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.

STYLE RISK: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

- GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

- VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

- HIGH YIELD VALUE INVESTING RISK: The GE High Yield Fund uses value-based criteria to select securities. Such securities may not realize their perceived value for extended periods of time or may never realize their perceived value.

- MID-CAP COMPANY RISK: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


- SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly.

                      [This page intentionally left blank.]

GE FUNDS

PROSPECTUS

                          ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER AND ADMINISTRATOR


GE Asset Management Incorporated (GE Asset Management), located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2002, GE Asset Management had $170.6 billion of assets under management, of which more than $12.8 billion was invested in mutual funds.


For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.


For their services, GE Asset Management pays certain subadvisers (out of the advisory fee that it receives): Palisade Capital Management, L.L.C. (Palisade), Morgan Stanley Investments LP (MSI) and SSgA Funds Management, Inc. (SSgAFM) monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages.


INVESTMENT MANAGEMENT FEE:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly up to the following maximum annual fee rates:


GE U.S. Equity Fund                                                   0.40%
--------------------------------------------------------------------------

GE Value Equity Fund                                                  0.55%
--------------------------------------------------------------------------

GE Mid-Cap Growth Fund*                                               0.60%
--------------------------------------------------------------------------

GE Mid-Cap Value Equity Fund                                          0.80%
--------------------------------------------------------------------------

GE Small-Cap Value Equity Fund                                        0.70%
--------------------------------------------------------------------------

GE S&P 500 Index Fund                                                 0.30%
--------------------------------------------------------------------------

GE Global Equity Fund                                                 0.75%
--------------------------------------------------------------------------

GE International Equity Fund*                                         0.80%
--------------------------------------------------------------------------

GE Europe Equity Fund                                                 1.05%
--------------------------------------------------------------------------

GE Premier Growth Equity Fund*                                        0.60%
--------------------------------------------------------------------------

GE Premier Research Equity Fund                                       0.70%
--------------------------------------------------------------------------

GE Premier International Equity Fund                                  0.80%
--------------------------------------------------------------------------

GE Premier Value Equity Fund                                          0.60%
--------------------------------------------------------------------------

GE Fixed Income Fund                                                  0.35%
--------------------------------------------------------------------------

GE Government Securities Fund                                         0.40%
--------------------------------------------------------------------------

GE Short-Term Government Fund*                                        0.30%
--------------------------------------------------------------------------

GE Tax-Exempt Fund                                                    0.35%
--------------------------------------------------------------------------

GE High Yield Fund                                                    0.60%
--------------------------------------------------------------------------

GE Strategic Investment Fund                                          0.35%
--------------------------------------------------------------------------

GE Money Market Fund                                                  0.25%
--------------------------------------------------------------------------



* With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate contract.

ABOUT THE FUNDS' PORTFOLIO MANAGERS


EUGENE K. BOLTON is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for GE U.S. EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Bolton also serves as co-portfolio manager of GE GLOBAL EQUITY FUND. Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management and a co-portfolio manager of GE PREMIER RESEARCH EQUITY FUND. He has served in that capacity since the Fund's commencement. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.


DAVID B. CARLSON is a Senior Vice President of GE Asset Management. He is portfolio manager for GE PREMIER GROWTH EQUITY FUND and manages equity investments for GE STRATEGIC INVESTMENT FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management (OGEAMO). He is portfolio manager of the GE TAX EXEMPT FUND and has served in that capacity since October 1, 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.


PAUL M. COLONNA is a Vice President of GE Asset Management. He is portfolio manager of GE SHORT-TERM GOVERNMENT FUND and has served on the Fund's portfolio management team since joining GE Asset Management in 2000. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is portfolio manager of GE MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager -- Short Term Securities in 1990 and Vice President -- Money Markets in 2002.

WILLIAM M. HEALEY is a Vice President of GE Asset Management. He is portfolio manager of GE GOVERNMENT SECURITIES FUND and has served on the Fund's portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management and portfolio manager of GE PREMIER INTERNATIONAL EQUITY FUND. He has served in that capacity since the Fund's commencement. Mr. Hopkinson joined the International Equities Team at GE Asset Management in 1996 as a portfolio manager. Prior to joining GE Asset Management, Mr. Hopkinson was a portfolio manager with Fiduciary Trust Company International.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investment for GE Asset Management. Mr. Layman leads a team of portfolio managers for GE INTERNATIONAL EQUITY FUND and serves as co-portfolio manager for GE GLOBAL EQUITY FUND. He has served in those capacities since each Fund's commencement. Mr. Layman has also managed foreign investments for GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

ROBERT A. MACDOUGALL is a Director and Executive Vice President of GE Asset Management. He oversees a portion of the fixed income investments for GE

Asset Management. He leads a team of portfolio managers for GE FIXED INCOME FUND. Mr. MacDougall also manages fixed income investments for GE STRATEGIC INVESTMENT FUND. He has served in those capacities since each Fund's commencement. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became a Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management and portfolio manager of GE PREMIER VALUE EQUITY FUND. He has served in that capacity since the Fund's commencement. Mr. Reinhardt also serves as portfolio manager of GEVALUE EQUITY FUND and has served in that capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

RICHARD L. SANDERSON is a Senior Vice President of GE Asset Management and co-portfolio manager of GE PREMIER RESEARCH EQUITY FUND. He has served in that capacity since the Fund's commencement. Mr. Sanderson joined GE Asset Management in 1995 as a Vice President and Equity Analyst and was appointed Director of Investment. Research, Domestic Equities, in 1997. Prior to that time, Mr. Sanderson was a Senior Analyst with Alliance Capital Management.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management, and portfolio manager of GE EUROPE EQUITY FUND. He has served in that capacity since the Fund's commencement. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

RALPH E. WHITMAN is a Senior Vice President of GE Asset Management and portfolio manager of the GE MID-CAP VALUE EQUITY FUND since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

DIANE M. WEHNER is a Vice President of GE Asset Management and portfolio manager of the GE MID-CAP GROWTH FUND since July 2001. Before joining GE Asset Management, Ms. Wehner was a Vice President from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation.

ABOUT THE SUB-ADVISERS

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management's wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-advisers to conduct the investment programs for the following Funds.

GE SMALL-CAP VALUE EQUITY FUND

Palisade Capital Management, L.L.C. (Palisade)
One Bridge Plaza
Fort Lee, NJ 07024


Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.0 billion as of December 31, 2002. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the GE Small-Cap Value Equity Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 31 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President -- Investments at Smith Barney from 1990 to 1995.

GE S&P 500 INDEX FUND


SSgA Funds Management, Inc. (SSgAFM)

Two International Place
Boston, MA 02110


SSgAFM is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgAFM is a newly formed entity which, as a result of a change in federal law, succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2002, SSgAFM had approximately $60 billion in assets under management, and State Street Global Advisors had approximately $762 billion in assets under management.


The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in the State Street Global Advisors' Currency Management Group. Prior to this, he was an analyst in the Process Engineering division of State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

GE HIGH YIELD FUND

Morgan Stanley Investments LP (MSI)
One Tower Bridge
West Conshohocken, PA 19428


Morgan Stanley Investments LP (formerly known as Miller Anderson & Sherrerd, LP) is a Pennsylvania limited partnership founded in 1969, and is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. As of December 31, 2002, MSI had approximately $173.4 billion of assets under management.


Stephen F. Esser, Gordon W. Loery and Deanna L. Loughnane are co-portfolio managers of the GE High Yield Fund. Mr. Esser has served in that capacity since the Fund's inception. Mr. Loery and Ms. Loughnane have served as co-portfolio managers since 1999 and 2000, respectively. Mr. Esser has more than 15 years of investment experience and joined MSI in 1998 and is currently a Managing Director of MSI. Mr. Loery joined MSI in 1996 and is currently an Executive Director. He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996. Ms. Loughnane joined MSI in 1997 and is currently an Executive Director. She served as a Senior Corporate Bond Analyst at Putnam Investments from 1993 to 1997.

GE FUNDS

PROSPECTUS

                                  HOW TO INVEST

HOW TO BUY SHARES

The GE Funds offer several ways to purchase shares. You may purchase shares by mail, bank wire, electronic funds transfer, or by telephone. You may obtain an application from your investment professional or from GE Investment Distributors, Inc. (the "Distributor") by calling 1-800-242-0134.


To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one household has an account with the Fund. If you would like to receive additional reports, prospectuses, or proxy statements, please contact your financial representative or call 1-800-242-0134.


The Funds and the Distributor may reject any purchase order or exchange request for any reason. Excessive or short-term trading in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds or the Distributor may reject a purchase order and may terminate or restrict the exchange privilege of any investor, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds. The Funds or the Distributor may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed.

MINIMUM INVESTMENTS

                           BY MAIL   BY WIRE   AUTOMATICALLY
Initial Investment           $ 500   $ 1,000            $ 25
------------------------------------------------------------
Subsequent Investments       $ 100   $ 1,000            $ 25
------------------------------------------------------------

Minimums are reduced for accounts with active Direct Deposit, Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice and will bear any associated transaction costs, market exposure risks and tax consequences.

INVESTING THROUGH AN AUTHORIZED FIRM

You may invest through authorized broker-dealers, financial institutions or investment advisers that have entered into sales agreements with the Distributor ("Authorized Firms").

If you invest through an Authorized Firm with an investment professional, they can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus.

IF YOU WORK FOR GE


As a GE employee, or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. You may also purchase Class A shares of a Fund without paying a sales charge if your purchase is in response to a designated program offered by the Distributor or a designated affiliate. If you purchase Fund shares through an investment professional other than the Distributor, including those affiliated with GE, you may pay transaction fees including any applicable sales charges.


Please call 1-800-242-0134 for details.

OPENING AN ACCOUNT

- Read this Prospectus.

- Complete and sign an application. You may obtain an application from your investment professional or from the Distributor by calling 1-800-242-0134.

- If you are opening an account directly through the Distributor, send a check drawn on a U.S. bank in U.S. dollars payable to GE Funds. Third party checks, endorsed checks, cash, money orders, travelers cheques or credit card checks are not accepted by the Funds.

- If adding to an existing account, include your account number on the check.

- If a check used to open or add to an account does not clear, you may be assessed an additional charge.

Mail to:
GE Funds
P.O. Box 219631
Kansas City, MO 64121-9631

Overnight delivery:
GE Funds
c/o National Financial Data Services Inc.
330 West 9th Street
Kansas City, MO 64105

ONCE YOU HAVE OPENED AN ACCOUNT -- YOU HAVE ADDITIONAL OPTIONS

BY WIRE

- You may have your financial institution electronically transfer ("wire") monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.

Wire Address:
State Street Bank and Trust Company
ABA No. 0110-0002-8
DDA No. 9904-641-9

- Your financial institution may charge a fee for wire transactions.


- Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) are executed at that day's offering price. Wire orders received after the close of regular trading on the NYSE receive the next business day's offering price.


ELECTRONIC FUNDS TRANSFER

You may transfer money between your bank account and your fund account by electronic funds transfer if you have completed the appropriate section of the application. Electronic funds transfers are similiar to wires but are not processed as quickly. Most transfers are completed within three business days of your request. Prior to your first transfer, call the GE Funds at (800) 242-0134 to confirm that electronic transfer has been enabled on your account.

DIRECT DEPOSIT OR PAYROLL SAVINGS PLAN

- You must have an existing account.

- You may invest automatically with money deducted from your Federal paycheck, Social Security check, GE employee payroll check or through your company's payroll savings plan.

- To establish a direct deposit arrangement or to invest through a payroll savings plan, contact your payroll department or Federal agency.

- You may elect to modify or terminate your participation in the Direct Deposit or Payroll Savings Plans by notifying the Funds in writing.

- The Funds may modify or terminate your participation in a Plan upon notice.

AUTOMATIC INVESTMENT PLAN

- You may have money transferred directly from your bank account each month. Call 1-800-242-0134 or your investment professional to make arrangements.

- Money transferred using the automatic investment plan will not be available from your Fund account for 10 business days.

- If an automatic monthly investment transaction fails because there is an insufficient balance in your account, you may be assessed an additional charge. The Funds may modify or terminate the Plan at any time.

RETIREMENT PLANS

Shares of the Funds, other than the Tax-Exempt Fund, are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from your investment professional or the Distributor.

PURCHASES IN KIND -- IF YOU INVEST MORE THAN $10 MILLION

Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares "in kind," or provide the Fund with securities instead of cash. The Funds' distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

CHOOSING A SHARE CLASS

Each GE Fund (other than the GE S&P 500 Index Fund, GE Money Market Fund and GE Government Securities Fund) offers four share classes to investors. You should select the share class that best suits your needs. Sales charges and expenses are determined by the share class you select and manner in which you purchase. Offering price is equal to the net asset value next determined after receipt of your order in good form plus any applicable sales charge.


Class A shares carry an initial sales charge. Certain investors listed below under "Sales Charge Waivers for Class A Shares" may purchase Class A shares on a sales charge-waived basis, but may be subject to a contingent deferred sales charge (CDSC) if Fund shares are sold within one year. Class B shares are subject to a contingent deferred sales charge (CDSC) based on the amount of time you hold your shares, Class C shares are subject to a CDSC for one year after purchase, and finally, Class Y shares are available only to certain institutional investors. The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers.

PURCHASING CLASS A SHARES (THROUGH AN AUTHORIZED FIRM)

Class A shares may be appropriate for long-term investors who compensate their investment professional for the services they provide with traditional front-end sales charges and for investors who are eligible for quantity discounts or waivers.

When purchased through an Authorized Firm, Class A shares have initial sales charges, which are included in the offering price. Initial sales charges on Class A shares may be reduced, waived or may vary with the amount invested. The initial sales charge varies with the amount invested, as shown below:


GE U.S. EQUITY FUND, GE VALUE EQUITY FUND, GE MID-CAP GROWTH FUND, GE MID-CAP VALUE EQUITY FUND, GE SMALL-CAP VALUE EQUITY FUND, GE GLOBAL EQUITY FUND, GE INTERNATIONAL EQUITY FUND, GE EUROPE EQUITY FUND, GE PREMIER GROWTH EQUITY FUND, GE PREMIER RESEARCH EQUITY FUND, GE PREMIER INTERNATIONAL EQUITY FUND, GE PREMIER VALUE EQUITY FUND, AND GE STRATEGIC INVESTMENT FUND


                                                                                                            MAXIMUM DEALERS'
        YOUR INVESTMENT**                                 FRONT-END SALES CHARGE                              REALLOWANCE*
                                      (AS A % OF OFFERING PRICE)    (AS A % OF YOUR NET INVESTMENT)    (AS A % OF OFFERING PRICE)
Less than $50,000                                5.75%                           6.10%                            5.25%
$50,000 but less than $100,000                   4.25%                           4.44%                            3.75%
$100,000 but less than $250,000                  3.25%                           3.36%                            2.75%
$250,000 but less than $500,000                  2.50%                           2.56%                            2.00%
$500,000 but less than $1,000,000                2.00%                           2.04%                            1.55%
$1,000,000 or more***                               0                               0                                 +


GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND, GE TAX-EXEMPT FUND AND GE HIGH YIELD FUND


                                                                                                            MAXIMUM DEALERS'
        YOUR INVESTMENT**                                 FRONT-END SALES CHARGE                              REALLOWANCE*
                                      (AS A % OF OFFERING PRICE)    (AS A % OF YOUR NET INVESTMENT)    (AS A % OF OFFERING PRICE)
Less than $100,000                               4.25%                           4.44%                            3.75%
$100,000 but less than $250,000                  3.25%                           3.36%                            2.75%
$250,000 but less than $500,000                  2.50%                           2.56%                            2.00%
$500,000 but less than $1,000,000                2.00%                           2.04%                            1.55%
$1,000,000 or more***                               0                               0                                 +

GE SHORT-TERM GOVERNMENT FUND

                                                                                                            MAXIMUM DEALERS'
        YOUR INVESTMENT**                                 FRONT-END SALES CHARGE                              REALLOWANCE*
                                      (AS A % OF OFFERING PRICE)    (AS A % OF YOUR NET INVESTMENT)    (AS A % OF OFFERING PRICE)
Less than $100,000                               2.50%                           2.56%                            2.25%
$100,000 but less than $250,000                  2.25%                           2.30%                            2.00%
$250,000 but less than $500,000                  1.75%                           1.78%                            1.50%
$500,000 but less than $1,000,000                1.25%                           1.27%                            1.00%
$1,000,000 or more***                               0                               0                                 +

* For the Premier Funds, and for the other Funds in certain circumstances, the full amount of the front-end sales charge may be reallowed to dealers. Dealers who receive more than 90% of the sales charge may be considered "underwriters" under the U.S. securities laws.
** Under the Distributor's guidelines, except for certain employee benefit plans that select Class C shares (see "Purchasing Class C Shares" below), purchases of $250,000 or more intended for Class B shares and purchases of $1,000,000 or more ($500,000 for the GE Short-Term Government Fund) intended for Class C shares should be made in Class A shares.

*** Purchases through an Authorized Firm of $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. The CDSC does not apply to investors purchasing $1 million or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value at the time of purchase or its net asset value at the time of redemption.

+ For purchases through an Authorized Firm of a single Fund that exceed $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, 0.50% of the next $45 million and 0.25% thereafter, to the selling dealer.

REDUCED SALES CHARGES FOR CLASS A SHARES

Purchases of Class A shares have reduced sales charges in the following situations:

- "COMBINED RIGHT OF ACCUMULATION" POLICY--you may group prior investments made by you and/or members of your immediate family in Class A shares of the same or other GE Funds to count towards volume discounts on new purchases.

- "LETTER OF INTENT" PURCHASE--if you intend to make purchases in GE Funds of over $50,000 in the Equity Funds or $100,000 in the Fixed Income Funds within a 13 month period, you may sign a letter of intent and receive a volume discount on each purchase as if you were making a single purchase. (Please complete and sign the letter of intent section on the Fund application.) If you fail to satisfy the letter of intent, the higher sales charges applicable to your investment will be assessed retroactively. The Funds' Transfer Agent will hold a portion of the amount specified in the letter of intent as Fund shares in escrow, which will be used to cover the applicable sales charge if the letter is not satisfied.

Additional information about sales charge reductions is contained in the SAI or you may contact your investment professional or the Distributor for details.

SALES CHARGE WAIVERS FOR CLASS A SHARES

The sales charge on Class A shares is waived if the purchase:

- is at least $1 million


- represents reinvested dividends or capital gains received on Fund shares


- is made by employee retirement plans determined not to be affiliated plans with respect to GE Asset Management that seek services in addition to investment advisory services in connection with their investments in the Funds that are provided or paid by GE Asset Management or its affiliates

- is made by investment companies not managed or sponsored by GE Asset Management or any of its affiliates


- is made directly through the Distributor by employees of companies that sponsor retirement plans which include GE Funds as investment options or for which GE Asset Management serves as investment adviser


- is made by officers, directors, employees and registered representatives of authorized firms that have agreements with the Distributor or other financial institutions selling Fund shares

- is made directly through the Distributor by a GE employee, retiree or members of their family


- is made directly through the Distributor (or a designated affiliate) in response to a solicitation by the Distributor, (or a designated affiliate), including authorized offerings to employees and retirees of certain companies and offerings to selected customers of certain subsidiaries and divisions of GE

- is made by a GE employee, retiree or members of their family in response to a designated program offered by the Distributor or a designated affiliate

- is made directly through the Distributor by employees and their family members of certain vendors of GE's employee retirement plan

- is made by certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings

- is made through certain GE LifeStyle Funds

- is made through certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services and who have an agreement with or among the Funds, GE Asset Management, and/or the Distributor.

Purchases of $1 million or more in Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. The Class A CDSC is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares. The Class A CDSC does not apply to investors purchasing $1 million or more of any fund's Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. For more information on Class A sales charge waivers, please contact the Distributor or your investment professional.

PURCHASING CLASS B SHARES

Class B Shares may be appropriate if you dislike front-end sales charges or if you are not planning to redeem shares in the short term.

Class B shares have no initial sales charge but pay a higher distribution and service fee and may be subject to a contingent deferred sales charge (CDSC). Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses.

Class B shares acquired initially through Investors Trust Funds convert to Class A shares after eight years. Intended purchases of Class B shares by investors not eligible for Class Y shares of $250,000 or more should be made in Class A shares.

REDEMPTIONS SUBJECT TO A CDSC

The CDSC on Class B shares declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described at right will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CDSC to fill your redemption requests.

CDSC WAIVERS ON CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES

CDSCs are waived on shares:

- acquired through dividends or capital gains reinvestment


- redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (Code)


- that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan

- that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor's account value

CONTINGENT DEFERRED SALES CHARGES


FUNDS                                  CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
GE U.S. Equity Fund                    - 4% in the first year
GE Value Equity Fund                   - 3% in the second year
GE Mid-Cap Growth Fund                 - 2% in the third year
GE Mid-Cap Value Equity Fund           - 1% in the fourth year
GE Small Cap Value Equity Fund         - 0% in the fifth and sixth years
GE Global Equity Fund                  - converts to Class A shares
GE International Equity Fund
GE Europe Equity Fund
GE Premier Growth Equity Fund
GE Premier Research Equity Fund
GE Premier International Equity Fund
GE Premier Value Equity Fund
GE Strategic Investment Fund

GE Fixed Income Fund                   - 3% in the first and second years
GE Government Securities Fund          - 2% in the third year
GE Short-Term Government Fund          - 1% in the fourth year
GE Tax-Exempt Fund                     - 0% in the fifth and sixth years
GE High Yield Fund                     - converts to Class A shares


IF YOU INITIALLY PURCHASED THROUGH INVESTORS TRUST FUNDS:


FUNDS                                  CONTINGENT DEFERRED SALES CHARGE
Any Fund's Class B shares acquired     - 5% in the first year
as a result of the merger of           - 4% in the second year
Investors Trust Funds with certain     - 3% in the third year
GE Funds.                              - 2% in the fourth year
                                       - 1% in the fifth year
                                       - 0% in the sixth year
                                       - converts to Class A shares

- that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver.

- that represent "substantially equal periodic payments" as described under
Section 72(t)(2) of the Internal Revenue Code of 1986, as amended


PURCHASING CLASS C SHARES (LEVEL LOAD CLASS)

Class C shares may be appropriate if you are opposed to traditional front-end sales charges or are unsure of the length of time you will hold your investment. Class C shares also may be appropriate for investment by certain employee benefit plans. If you are a plan sponsor of a small business employee benefit plan served by GE Group Retirement Inc. or other consultant and want the Funds that you make available under the plan to pay, through their distribution and service fees, for certain plan expenses and compensation to your investment professional who may have helped you establish the plan, then you may wish to select Class C shares instead of Class A shares. Because you may purchase Class C shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C shares is available to work for you. However, Class C shares pay a higher distribution and service fee (Rule 12b-1 fee) than Class A shares (or Class B shares after conversion to Class A shares).

Class C shares may be subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of GE Investment Distributors related to the sale of Class C shares, including the payment of compensation to authorized firms. The CDSC on Class C shares is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares.

Intended purchases of Class C shares by investors not eligible for Class Y shares of $1,000,000 ($500,000 for the Short-Term Government Fund) should be made in Class A shares. An amount up to 1% of the amount invested in Class C shares is paid by the Distributor to authorized firms.

PURCHASING CLASS Y SHARES (FORMERLY CLASS D SHARES) -- INSTITUTIONAL INVESTORS

Class Y shares have no initial sales charges or CDSC. Class Y shares may be purchased by:

- financial institutions and corporations purchasing shares for their own account

- fiduciaries investing on behalf of clients

- tax-exempt investors including defined contribution plans that do not seek services in connection with their investments in the Funds that are provided or paid by GE Asset Management or its affiliates, in addition to investment advisory services.


- investment companies not managed by GE Asset Management

- certain GE LifeStyle Funds


- clients of certain financial intermediaries who invest at least $250,000

- tax-exempt investors, including defined benefit and defined contribution plans that are determined to be affiliated plans with respect to GE Asset Management

Investors eligible to purchase Class Y shares may not purchase any other class of shares, except as described under Class A shares or under Class C shares.

HOW TO REDEEM SHARES

You may take money out of your account by redeeming (selling) some or all of your shares.

IF YOU INVESTED WITH AN INVESTMENT PROFESSIONAL

Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional.

BY MAIL

Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration.

MAIL TO:
GE Funds
P.O. Box 219631
Kansas City, MO 64121-9631

Overnight Delivery:
GE Funds
c/o National Financial Data Services Inc.
330 West 9th Street
Kansas City, MO 64105
Telephone: (816) 843-7335

Signature(s) must each be guaranteed for any redemption:

- exceeding $50,000

- mailed to a different address from that on record

- paid to someone else

- wired to a financial institution

- mailed to an address that has been changed within the last 30 days

BY TELEPHONE

Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds' automated Voice Response system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free 1-800-242-0134.

The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

BY WIRE

You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.

- Minimum wire amount: $1,000

- A $10 fee per wire will be charged to your account (in addition to any applicable sales charges)


- Include your account number, share class and specific dollar amount you want to redeem in your wire request Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee


Mail your signed, signature guaranteed written request to establish wire privileges to:
GE Funds
P.O. Box 219631
Kansas City, MO 64121-9631
Or call the Distributor at 1-800-242-0134.

BY SYSTEMATIC WITHDRAWAL PLAN

You may select a specific amount to be redeemed from your account on a regular basis.

- Your account balance must be at least $10,000

- Maximum of 10% of the value of your account each year and a minimum of $50 per withdrawal

- You may sell shares monthly or quarterly

CHECKWRITING

Checkwriting privileges may be elected at no cost by shareholders of the Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.

SPECIAL CONSIDERATIONS FOR SELLING SHARES

- If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.

- When using a check to sell shares of GE Money Market Fund, the minimum check amount is $100.

- If you have purchased shares of a Fund by personal check, redemption of these shares, under normal circumstances, can only be processed after 15 calendar days have passed in order to provide the Fund with sufficient time to make sure that your check clears.

- If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your shares and mail the proceeds to you, in which case you will bear any associated transaction costs, market exposure risks and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit accounts, Payroll Savings Plan accounts and Automatic Investment Plan accounts.

- Normally, redemption requests are processed by the next business day after receipt of a request in good order, but payments may take up to seven business days if making immediate payment would adversely affect the fund.

- Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

REINSTATEMENT OF SHARES

For 60 days after you sell shares, you have the right to "reinstate" your investment at the then current net asset value and pay no sales charge. For Class A, Class B and Class C shares, any CDSC associated with the redemption will be reinstated to your account in direct proportion to the amount reinvested. Reinstatement will occur at the then-current net asset value and may have tax consequences. You must request share reinstatement in writing.

REDEMPTIONS IN KIND

Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing shareholders. Therefore, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those securities through a broker and may incur transaction costs when you sell them.

HOW TO EXCHANGE SHARES

You may exchange shares of a class of one GE Fund for the same class of another GE Fund. You can also exchange shares from GE Money Market Fund and GE S&P 500 Index Fund for Class A, Class B, Class C or Class Y shares of another GE Fund. Exchanges are permitted provided that the acquired Fund is an investment option available to the investor requesting the exchange and the investor meets the minimum investment requirements. An exchange is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

- by phone, call 1-800-242-0134. (This option is not available for certain corporate or trust accounts.)

- through the GE Funds Website at www.ge.com/mutualfunds. (This option is not available for certain corporate or trust accounts.)

- in writing, send your request to GE Funds:

Mail to:
GE Funds
P.O. Box 219631
Kansas City, MO 64121-9631

Overnight Delivery:
GE Funds
c/o National Financial Data Services Inc.
330 West 9th Street
Kansas City, MO 64105
Telephone: (816) 843-7335

If you exchange Class A, Class B or Class C shares for GE Money Market Fund or GE S&P 500 Index Fund shares, you will be subject to the applicable CDSC at the time that you sell your GE Money Market Fund or GE S&P 500 Index Fund shares. The time that you hold GE Money Market Fund or GE S&P 500 Index Fund shares is not included in the holding period for purposes of calculating the applicable CDSC on a redemption.

The Funds may terminate the exchange privilege of any investor that makes more than four exchanges out of a Fund in any twelve month period or more than two exchanges out of a Fund in any 30 day period. Accounts under common control will be aggregated for purposes of the four exchange limit. The exchange limit may be modified for certain retirement plan investors.

WHEN WE RECEIVE YOUR TRANSACTION ORDER

Purchase and redemption requests received in good order will be executed at the next offering price calculated after receipt of transaction instructions. Offering price is equal to the net asset value next determined plus any applicable sales charge.

- Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV is normally calculated as of the close of business on the NYSE. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

- If you hold more than one Class of shares of a Fund, you must specify which class you intend to purchase or sell.

- For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of the Funds have adopted Rule 12b-1 plans which requires that fees be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The following table shows the distribution and service fees associated with investing in each class of shares.

DISTRIBUTION AND SHAREHOLDER SERVICE FEE RATES

                  ALL GE FUNDS EXCEPT GE S&P 500 INDEX FUND,
                        GE SHORT-TERM GOVERNMENT FUND
                          AND GE MONEY MARKET FUND*                   GE SHORT-TERM GOVERNMENT FUND

                  DISTRIBUTION FEE              SERVICE FEE          DISTRIBUTION FEE   SERVICE FEE
Class A                0.00%                      0.25%**               0.00%             0.25%**
Class B                0.75%                      0.25%                 0.60%             0.25%
Class C                0.75%                      0.25%                 0.75%             0.25%
Class Y                None                       None                  None              None

* No distribution and service fees are paid by the GE S&P 500 Index Fund or GE Money Market Fund.

** The amount paid by Class A Shares under the Rule 12b-1 plan may be used for both distribution and shareholder service expenses.

INVESTMENT THROUGH INTERMEDIARIES

If you invest through an Authorized Firm, the fees may be different than those described in this Prospectus. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative from your financial institution if you have questions.


Financial services firms selling significant amounts of Class A, Class B or Class Y Shares may receive extra compensation. This compensation, which GE Asset Management will pay out of its own resources, may include reimbursement for marketing costs, distribution and servicing of shares of the Funds. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list program. Such additional compensation may, but is currently not expected to, annually exceed .50% of the amount invested. GE Asset Management also may use its own resources to compensate third parties that sell or service shares of the Funds in connection with certain investment programs.

GE FUNDS

PROSPECTUS

               DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION

Most GE Funds pay dividends from net investment income and from net capital gains once each year. Unless you instruct a Fund to mail dividends from net investment income and net capital gains to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends.

GE Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and net capital gains more frequently.


FUND                                   DISTRIBUTION SCHEDULEGE
U.S. Equity Fund                       - Dividends are typically declared and
                                       paid annually.
GE Value Equity Fund

GE Mid-Cap Growth Fund                 - Short-term and long-term capital gains, if any,
                                       are typically declared and paid annually.
GE Mid-Cap Value Equity Fund

GE Small-Cap Value Equity Fund

GE S&P 500 Index Fund

GE Global Equity Fund

GE International Equity Fund

GE Europe Equity Fund

GE Premier Growth Equity Fund

GE Premier Research Equity Fund

GE Premier International Equity Fund

GE Premier Value Equity Fund

GE Strategic Investment Fund


GE Fixed Income Fund                   - Dividends are declared daily and paid
                                       monthly.
GE Government Securities Fund

GE Short-Term Government Fund          - Short-term and long-term capital gains, if any,
                                       are typically declared and paid annually.
GE Tax-Exempt Fund

GE High Yield Fund

GE Money Market Fund

TAXES

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.

Except for investments in tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates regardless of how long you have owned your shares. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you hold those shares. If you exchange shares for the same class of another GE Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

DISTRIBUTIONS FROM GE TAX-EXEMPT FUND


In general, income from the GE Tax-Exempt Fund is exempt from regular Federal income tax but will generally be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to Federal and state income taxes. Moreover, some dividends from net investment income may be subject to Federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.


TAX STATEMENT

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

BACKUP WITHHOLDING

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 30% of most Fund distributions.

GE FUNDS

PROSPECTUS

                             CALCULATING SHARE VALUE

Fund shares are sold at net asset value (NAV) plus any applicable sales charge. The NAV of each share class is calculated at the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share class for Funds (other than the Money Market Fund) is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service.

The prices are composed of the average of the bid and ask prices on the secondary market. All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of the security's primary market, the security may be valued using procedures approved by a Fund's Board of Trustees that they believe accurately reflect "fair value". Security values may differ depending on the valuation procedures used to determine value.

                                                                      GE FUNDS

                                                                      PROSPECTUS

                              FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand a Fund's financial performance for the fiscal years ended September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available on request.

GE U.S. EQUITY FUND


                                                                CLASS A

YEARS ENDED SEPTEMBER 30                                          2002(b)        2001(b)        2000(b)     1999(b,c)       1998(b)
INCEPTION DATE                                                         --             --             --            --        1/5/93
Net Asset Value, Beginning of Period                            $   25.00      $   32.45      $   32.53     $   27.82     $   29.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                       0.13           0.13           0.15          0.18          0.27
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                      (4.49)         (5.52)          3.63          7.26          1.22
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                      (4.36)         (5.39)          3.78          7.44          1.49
LESS DISTRIBUTIONS
  Dividends (from net investment income)                             0.09           0.12           0.14          0.23          0.24
  Distributions (from capital gains)                                 0.24           1.94           3.72          2.50          2.43
TOTAL DISTRIBUTIONS                                                  0.33           2.06           3.86          2.73          2.67

NET ASSET VALUE, END OF PERIOD                                  $   20.31      $   25.00      $   32.45     $   32.53     $   27.82

TOTAL RETURN(a)                                                    (17.78)%       (17.71)%        12.10%        27.79%         5.62%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                      $ 251,251      $ 285,417      $ 385,111     $ 311,958     $ 124,714
  Ratio of Net Expenses to Average Net Assets*                       0.87%          0.87%          0.83%         0.81%         0.75%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                       0.53%          0.43%          0.46%         0.56%         0.92%
  Ratio of Gross Expenses to Average Net Assets*                     0.87%          0.88%          0.83%         0.83%         0.84%
  Portfolio Turnover Rate                                              41%            53%            48%           46%           29%


GE PREMIER GROWTH EQUITY FUND


                                                         CLASS A

YEARS ENDED SEPTEMBER 30                                   2002(b)         2001(b)         2000(b)       1999(b,c)        1998(b)
INCEPTION DATE                                                  --              --              --              --       12/31/96
Net Asset Value, Beginning of Period                     $   22.63       $   31.38       $   27.50       $   20.44      $   18.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                               (0.08)          (0.09)          (0.07)          (0.08)          0.03
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                               (3.32)          (7.06)           5.10            7.83           2.38
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               (3.40)          (7.15)           5.03            7.75           2.41
LESS DISTRIBUTIONS
Dividends (from net investment income)                          --              --              --            0.03           0.03
  Distributions (from capital gains)                          0.73            1.60            1.15            0.66           0.29
  TOTAL DISTRIBUTIONS                                         0.73            1.60            1.15            0.69           0.32

NET ASSET VALUE, END OF PERIOD                           $   18.50       $   22.63       $   31.38       $   27.50      $   20.44

TOTAL RETURN(a)                                             (15.97)%        (23.94)%         18.61%          38.54%         13.35%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period                              $ 127,446       $ 104,215       $ 128,255       $  67,311      $  15,044
  Ratio of Net Expenses to Average Net Assets*                1.05%           1.08%           1.01%           1.10%          1.12%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                               (0.36)%         (0.32)%         (0.24)%         (0.29)%         0.17%
  Ratio of Gross Expenses to Average Net Assets*              1.05%           1.10%           1.01%           1.10%          1.16%
  Portfolio Turnover Rate                                       19%             20%             22%             26%            35%

GE U.S. EQUITY FUND


                                                               CLASS B

YEARS ENDED SEPTEMBER 30                                         2002(b)       2001(b)      2000(b)       1999(b)        1998(b)
INCEPTION DATE                                                        --            --           --            --       12/22/93
Net Asset Value, Beginning of Period                           $   23.97      $  31.30     $  31.58      $  27.11      $   28.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     (0.06)        (0.09)       (0.09)        (0.06)          0.05
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                     (4.29)        (5.30)        3.53          7.08           1.20
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                     (4.35)        (5.39)        3.44          7.02           1.25
LESS DISTRIBUTIONS
  Dividends (from net investment income)                              --            --           --          0.05           0.06
  Distributions (from capital gains)                                0.24          1.94         3.72          2.50           2.43
TOTAL DISTRIBUTIONS                                                 0.24          1.94         3.72          2.55           2.49

NET ASSET VALUE, END OF PERIOD                                 $   19.38      $  23.97     $  31.30      $  31.58      $   27.11

TOTAL RETURN(a)                                                   (18.40)%      (18.33)%      11.29%        26.83%          4.80%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                     $  22,806      $ 35,163     $ 46,577      $ 36,921      $  21,407
  Ratio of Net Expenses to Average Net Assets*                      1.62%         1.62%        1.58%         1.56%          1.50%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                     (0.23)%       (0.32)%      (0.29)%       (0.19)%         0.17%
  Ratio of Gross Expenses to Average Net Assets*                    1.62%         1.63%        1.58%         1.58%          1.63%
  Portfolio Turnover Rate                                             41%           53%          48%           46%            29%

                                                                         CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                                   2002(b)               2001(b)                2000(b)
INCEPTION DATE                                                                  --                    --                9/30/99
Net Asset Value, Beginning of Period                                     $   23.79             $   31.08              $   31.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               (0.05)                (0.09)                 (0.10)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                               (4.27)                (5.26)                  3.53
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                               (4.32)                (5.35)                  3.43
LESS DISTRIBUTIONS
  Dividends (from net investment income)                                        --                    --                   0.21
  Distributions (from capital gains)                                          0.24                  1.94                   3.72
TOTAL DISTRIBUTIONS                                                           0.24                  1.94                   3.93

NET ASSET VALUE, END OF PERIOD                                           $   19.23             $   23.79              $   31.08

TOTAL RETURN(a)                                                             (18.41)%              (18.30)%                11.25%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                               $   4,851             $   5,129              $   4,811
  Ratio of Net Expenses to Average Net Assets*                                1.62%                 1.62%                  1.57%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                               (0.22)%               (0.33)%                (0.32)%
  Ratio of Gross Expenses to Average Net Assets*                              1.62%                 1.64%                  1.57%
  Portfolio Turnover Rate                                                       41%                   53%                    48%

                                                             CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                        2002(b)       2001(b)        2000(b)       1999(b)       1998(b)
INCEPTION DATE                                                       --            --             --            --      11/29/93
Net Asset Value, Beginning of Period                         $    24.94     $   32.38     $    32.48    $    27.78     $   28.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.20          0.20           0.23          0.26          0.34
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                    (4.49)        (5.50)          3.62          7.25          1.21
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                    (4.29)        (5.30)          3.85          7.51          1.55
LESS DISTRIBUTIONS
  Dividends (from net investment income)                           0.15          0.20           0.23          0.31          0.33
  Distributions (from capital gains)                               0.24          1.94           3.72          2.50          2.43
TOTAL DISTRIBUTIONS                                                0.39          2.14           3.95          2.81          2.76

NET ASSET VALUE, END OF PERIOD                               $    20.26     $   24.94     $    32.38    $    32.48     $   27.78

TOTAL RETURN(a)                                                  (17.58)%      (17.50)%        12.38%        28.14%         5.86%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                   $  243,957     $ 288,666     $  377,913    $  358,583     $ 281,071
  Ratio of Net Expenses to Average Net Assets*                     0.62%         0.62%          0.58%         0.56%         0.50%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                     0.78%         0.68%          0.71%         0.81%         1.16%
  Ratio of Gross Expenses to Average Net Assets*                   0.62%         0.63%          0.58%         0.58%         0.56%
  Portfolio Turnover Rate                                            41%           53%            48%           46%           29%


GE PREMIER GROWTH EQUITY FUND


                                                          CLASS B

YEARS ENDED SEPTEMBER 30                                    2002(b)        2001(b)        2000(b)       1999(b)       1998(b)
INCEPTION DATE                                                   --             --             --            --      12/31/96
Net Asset Value, Beginning of Period                      $   21.84     $    30.55      $   27.00     $   20.20     $   18.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                (0.26)         (0.29)         (0.30)        (0.27)        (0.12)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                (3.15)         (6.82)          5.00          7.73          2.36
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                (3.41)         (7.11)          4.70          7.46          2.24
LESS DISTRIBUTIONS
Dividends (from net investment income)                           --             --             --            --            --
  Distributions (from capital gains)                           0.73           1.60           1.15          0.66          0.29
  TOTAL DISTRIBUTIONS                                          0.73           1.60           1.15          0.66          0.29

NET ASSET VALUE, END OF PERIOD                            $   17.70     $    21.84      $   30.55     $   27.00     $   20.20

TOTAL RETURN(a)                                              (16.61)%       (24.48)%        17.70%        37.53%        12.47%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period                               $  25,900     $   32,761      $  41,795     $  15,501     $   2,076
  Ratio of Net Expenses to Average Net Assets*                 1.81%          1.83%          1.75%         1.84%         1.90%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                (1.13)%        (1.07)%        (0.98)%       (1.03)%       (0.62)%
  Ratio of Gross Expenses to Average Net Assets*               1.81%          1.85%          1.75%         1.84%         2.27%
  Portfolio Turnover Rate                                        19%            20%            22%           26%           35%

                                                                              CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                                         2002(b)              2001(b)              2000(b)
INCEPTION DATE                                                                        --                   --              9/30/99
Net Asset Value, Beginning of Period                                          $    21.84            $   30.55            $   27.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                     (0.23)               (0.29)               (0.31)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                                     (3.19)               (6.82)                5.01
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                     (3.42)               (7.11)                4.70
LESS DISTRIBUTIONS
Dividends (from net investment income)                                                --                   --                   --
  Distributions (from capital gains)                                                0.73                 1.60                 1.15
  TOTAL DISTRIBUTIONS                                                               0.73                 1.60                 1.15

NET ASSET VALUE, END OF PERIOD                                                $    17.69            $   21.84            $   30.55

TOTAL RETURN(a)                                                                   (16.66)%             (24.48)%              17.66%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period                                                   $   14,003            $   3,933            $   3,134
  Ratio of Net Expenses to Average Net Assets*                                      1.77%                1.84%                1.75%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                                     (1.04)%              (1.08)%              (0.98)%
  Ratio of Gross Expenses to Average Net Assets*                                    1.77%                1.87%                1.75%
  Portfolio Turnover Rate                                                             19%                  20%                  22%

                                                         CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                    2002(b)         2001(b)         2000(b)         1999(b)       1998(b)
INCEPTION DATE                                                   --              --              --              --      12/31/96
Net Asset Value, Beginning of Period                     $    22.84      $    31.58      $    27.60      $    20.50     $   18.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                (0.03)          (0.02)           0.00(f)        (0.01)         0.09
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                (3.36)          (7.12)           5.13            7.84          2.37
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                (3.39)          (7.14)           5.13            7.83          2.46
LESS DISTRIBUTIONS
Dividends (from net investment income)                           --              --              --            0.07          0.05
  Distributions (from capital gains)                           0.73            1.60            1.15            0.66          0.29
  TOTAL DISTRIBUTIONS                                          0.73            1.60            1.15            0.73          0.34

NET ASSET VALUE, END OF PERIOD                           $    18.72      $    22.84      $    31.58      $    27.60     $   20.50

TOTAL RETURN(a)                                              (15.78)%        (23.75)%         18.87%          38.92%        13.65%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period                              $   47,446      $   47,064      $   33,089      $   20,704     $   7,580
  Ratio of Net Expenses to Average Net Assets*                 0.80%           0.84%           0.76%           0.85%         0.88%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                (0.11)%         (0.09)%          0.01           (0.03)%        0.47%
  Ratio of Gross Expenses to Average Net Assets*               0.80%           0.87%           0.76%           0.85%         0.89%
  Portfolio Turnover Rate                                        19%             20%             22%             26%           35%

GE VALUE EQUITY FUND


                                                         CLASS A

YEARS ENDED SEPTEMBER 30                                    2002(b)          2001(b)          2000(b)       1999(b,c)       1998(b)
INCEPTION DATE                                                   --               --               --              --        9/8/93
Net Asset Value, Beginning of Period                     $    10.07       $    12.76       $    12.18      $     9.93    $    13.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                 0.07             0.05             0.05            0.02          0.05
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                (1.79)           (1.96)            1.31            2.66          0.46
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                (1.72)           (1.91)            1.36            2.68          0.51
LESS DISTRIBUTIONS
  Dividends (from net investment income)                       0.02               --               --            0.03            --
  Distributions (from capital gains)                           0.04             0.78             0.78            0.40          4.16
TOTAL DISTRIBUTIONS                                            0.06             0.78             0.78            0.43          4.16

NET ASSET VALUE, END OF PERIOD                           $     8.29       $    10.07       $    12.76      $    12.18    $     9.93

TOTAL RETURN(a)                                              (17.24)%         (15.95)%          11.35%          27.34%         5.86%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)               $   43,157       $   46,045       $   43,283      $   29,607    $   14,276
  Ratio of Net Expenses to Average Net Assets*                 1.01%            1.08%            1.05%           1.29%         1.31%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                 0.66%            0.42%            0.38%           0.18%         0.50%
  Ratio of Gross Expenses to Average Net Assets*               1.01%            1.09%            1.05%           1.30%         1.33%
  Portfolio Turnover Rate                                        39%              52%              49%             31%           40%


GE MID-CAP GROWTH FUND


                                                         CLASS A

YEARS ENDED SEPTEMBER 30                                    2002(b)         2001(b)          2000(b)      1999(b,c)        1998(b)
INCEPTION DATE                                                   --              --               --             --         9/8/93
Net Asset Value, Beginning of Period                     $     8.88      $    12.57       $     9.42     $     8.27     $    17.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                (0.04)           0.00(f)          0.01          (0.04)         (0.04)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                (1.31)          (2.40)            3.14           1.19          (1.86)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                (1.35)          (2.40)            3.15           1.15          (1.90)
LESS DISTRIBUTIONS
  Dividends (from net investment income)                         --              --               --             --             --
  Distributions (from capital gains)                             --            1.23               --             --           7.37
  Return of Capital                                              --            0.06               --             --           0.07
TOTAL DISTRIBUTIONS                                            0.00            1.29               --             --           7.44

NET ASSET VALUE, END OF PERIOD                           $     7.53      $     8.88       $    12.57     $     9.42     $     8.27

TOTAL RETURN(a)                                              (15.20)%        (20.89)%          33.44%         13.91%        (16.11)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)               $   20,952      $   21,857       $   23,942     $   15,943     $   10,134
  Ratio of Net Expenses to Average Net Assets*                 1.13%           1.14%            1.15%          1.38%          1.40%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                (0.48)%          0.00%**          0.12%         (0.41)%        (0.35)%
  Ratio of Gross Expenses to Average Net Assets*               1.13%           1.17%            1.25%          1.46%          1.45%
  Portfolio Turnover Rate                                        48%             51%              47%            48%            13%

GE VALUE EQUITY FUND


                                                         CLASS B

YEARS ENDED SEPTEMBER 30                                    2002(b)          2001(b)          2000(b)        1999(b)       1998(b)
INCEPTION DATE                                                   --               --               --             --        9/8/93
Net Asset Value, Beginning of Period                     $     9.69       $    12.39       $    11.94     $     9.77    $    13.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                (0.01)           (0.04)           (0.04)         (0.04)           --
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                (1.71)           (1.88)            1.27           2.61          0.45
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                (1.72)           (1.92)            1.23           2.57          0.45
LESS DISTRIBUTIONS
  Dividends (from net investment income)                         --               --               --             --            --
  Distributions (from capital gains)                           0.04             0.78             0.78           0.40          4.16
TOTAL DISTRIBUTIONS                                            0.04             0.78             0.78           0.40          4.16

NET ASSET VALUE, END OF PERIOD                           $     7.93       $     9.69       $    12.39     $    11.94    $     9.77

TOTAL RETURN(a)                                              (17.88)%         (16.54)%          10.44%         26.67%         5.32%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)               $   14,437       $   28,131       $   45,675     $   51,369    $   44,655
  Ratio of Net Expenses to Average Net Assets*                 1.78%            1.83%            1.80%          1.81%         1.81%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                (0.09)%          (0.32)%          (0.36)%        (0.32)%        0.00
  Ratio of Gross Expenses to Average Net Assets*               1.78%            1.83%            1.80%          1.82%         1.81%
  Portfolio Turnover Rate                                        39%              52%              49%            31%           40%

                                                                 CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)             2001(b)            2000(b)
INCEPTION DATE                                                             --                  --            9/30/99
Net Asset Value, Beginning of Period                             $       9.68        $      12.40        $     11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          (0.01)              (0.04)             (0.05)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                          (1.71)              (1.90)              1.29
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (1.72)              (1.94)              1.24
LESS DISTRIBUTIONS
  Dividends (from net investment income)                                 0.00                  --                 --
  Distributions (from capital gains)                                     0.04                0.78               0.78
TOTAL DISTRIBUTIONS                                                      0.04                0.78               0.78

NET ASSET VALUE, END OF PERIOD                                   $       7.92        $       9.68        $     12.40

TOTAL RETURN(a)                                                        (17.90)%            (16.70)%            10.53%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                       $      1,097        $        982        $       847
  Ratio of Net Expenses to Average Net Assets*                           1.76%               1.83%              1.80%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                          (0.08)%             (0.34)%            (0.41)%
  Ratio of Gross Expenses to Average Net Assets*                         1.76%               1.84%              1.80%
  Portfolio Turnover Rate                                                  39%                 52%                49%

                                                         CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                     2002(b)       2001(b)         2000(b)         1999(b)       1998(b,g)
INCEPTION DATE                                                    --            --             --              --          1/5/98
Net Asset Value, Beginning of Period                     $     10.65    $    13.41      $   12.74       $   10.38           10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  0.10          0.08           0.08            0.08            0.08
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                 (1.89)        (2.06)          1.37            2.76            0.30
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 (1.79)        (1.98)          1.45            2.84            0.38
LESS DISTRIBUTIONS
  Dividends (from net investment income)                        0.05            --             --            0.08              --
  Distributions (from capital gains)                            0.04          0.78           0.78            0.40              --
TOTAL DISTRIBUTIONS                                             0.09          0.78           0.78            0.48              --

NET ASSET VALUE, END OF PERIOD                           $      8.77    $    10.65      $   13.41       $   12.74       $   10.38

TOTAL RETURN(a)                                               (17.03)       (15.69)%        11.56%          27.85%           3.80%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)               $     4,227    $    5,686      $   3,769       $   2,292       $   1,580
  Ratio of Net Expenses to Average Net Assets*                  0.77%         0.83%          0.80%           0.81%           0.81%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                  0.91%         0.67%          0.61%           0.68%           0.98%
  Ratio of Gross Expenses to Average Net Assets*                0.77%         0.84%          0.80%           0.82%           0.81%
  Portfolio Turnover Rate                                         39%           52%            49%             31%             40%


GE MID-CAP GROWTH FUND


                                                          CLASS B

YEARS ENDED SEPTEMBER 30                                     2002(b)         2001(b)         2000(b)         1999(b)       1998(b)
INCEPTION DATE                                                    --              --              --              --        9/8/93
Net Asset Value, Beginning of Period                      $     8.14      $    11.71      $     8.84      $     7.80    $    17.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                 (0.10)          (0.07)          (0.07)          (0.08)        (0.08)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                 (1.18)          (2.21)           2.94            1.12         (1.79)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 (1.28)          (2.28)           2.87            1.04         (1.87)
LESS DISTRIBUTIONS
  Dividends (from net investment income)                          --              --              --              --            --
  Distributions (from capital gains)                              --            1.23              --              --          7.40
  Return of Capital                                               --            0.06              --              --          0.04
TOTAL DISTRIBUTIONS                                               --            1.29              --              --          7.44

NET ASSET VALUE, END OF PERIOD                            $     6.86      $     8.14      $    11.71      $     8.84    $     7.80

TOTAL RETURN(a)                                               (15.72)%        (21.45)%         32.47%          13.33%       (16.62)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                $    4,883      $   10,064      $   16,908      $   18,073    $   22,038
  Ratio of Net Expenses to Average Net Assets*                  1.88%           1.89%           1.90%           1.90%         1.90%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                 (1.22)%         (0.73)%         (0.65)%         (0.91)%       (0.86)%
  Ratio of Gross Expenses to Average Net Assets*                1.88%           1.93%           2.00%           1.97%         1.93%
  Portfolio Turnover Rate                                         48%             51%             47%             48%           13%

                                                                        CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                                    2002(b)              2001(b)              2000(b)
INCEPTION DATE                                                                   --                   --              9/30/99
Net Asset Value, Beginning of Period                                    $      8.14          $     11.71          $      8.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.10)               (0.08)               (0.07)
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                                (1.20)               (2.20)                2.94
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                (1.30)               (2.28)                2.87
LESS DISTRIBUTIONS
  Dividends (from net investment income)                                         --                   --                   --
  Distributions (from capital gains)                                             --                 1.23                   --
  Return of Capital                                                              --                 0.06                   --
TOTAL DISTRIBUTIONS                                                              --                 1.29                   --

NET ASSET VALUE, END OF PERIOD                                          $      6.84          $      8.14          $     11.71

TOTAL RETURN(a)                                                              (15.97)%             (21.44)%              32.47%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)                              $       272          $       246          $       186
  Ratio of Net Expenses to Average Net Assets*                                 1.88%                1.88%                1.90%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                                (1.23)%              (0.79)%              (0.60)%
  Ratio of Gross Expenses to Average Net Assets*                               1.88%                1.91%                2.00%
  Portfolio Turnover Rate                                                        48%                  51%                  47%

                                                         CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                     2002(b)         2001(b)          2000(b)       1999(b)      1998(b,g)
INCEPTION DATE                                                    --              --               --            --         1/5/98
Net Asset Value, Beginning of Period                     $      9.74     $     13.35      $      9.98   $      8.71    $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                 (0.02)           0.00(f)          0.03          0.01           0.01
  Net Gains (Losses) on Investments (both realized and
   unrealized)                                                 (1.44)          (2.32)            3.34          1.26          (1.30)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 (1.46)          (2.32)            3.37          1.27          (1.29)
LESS DISTRIBUTIONS
  Dividends (from net investment income)                          --              --               --            --             --
  Distributions (from capital gains)                              --            1.23               --            --             --
  Return of Capital                                               --            0.06               --            --             --
TOTAL DISTRIBUTIONS                                               --            1.29               --            --             --

NET ASSET VALUE, END OF PERIOD                           $      8.28     $      9.74      $     13.35   $      9.98    $      8.71

TOTAL RETURN(a)                                               (14.99)%        (18.87)%          33.77%        14.58%        (12.90)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)               $        55     $        40      $        14   $       783    $       471
  Ratio of Net Expenses to Average Net Assets*                  0.88%           0.88%            0.90%         0.90%          0.89%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                 (0.23)%          0.01%            0.26%         0.09%          0.21%
  Ratio of Gross Expenses to Average Net Assets*                0.88%           0.89%            1.01%         0.97%          0.89%
  Portfolio Turnover Rate                                         48%             51%              47%           48%            13%

GE MID-CAP VALUE EQUITY FUND


                                               CLASS A

YEARS ENDED SEPTEMBER 30                       2002(b)   2001(b)   2000(b)  1999(b,c,h)
INCEPTION DATE                                      --        --        --     12/31/98
Net Asset Value, Beginning of Period           $  9.97   $ 10.60   $  9.83  $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (LOSS)                    0.02      0.03      0.06         0.04
  Net Gains (Losses) on Securities (both
    realized and unrealized)                     (0.91)    (0.60)     0.78        (0.21)
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                     (0.89)    (0.57)     0.84        (0.17)
LESS DISTRIBUTIONS
  Dividends (from net investment income)          0.06        --      0.07           --
  Distributions (from capital gains)              0.15      0.06        --           --
TOTAL DISTRIBUTIONS                               0.21      0.06      0.07           --

NET ASSET VALUE, END OF PERIOD                 $  8.87   $  9.97   $ 10.60  $      9.83

TOTAL RETURN(a)                                  (9.29)%   (5.42)%    8.55%       (1.70)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                                 $ 2,915   $ 2,145   $ 1,911  $       708
  Ratio of Net Expenses to Average Net
    Assets*                                       1.30%     1.27%     1.23%        1.15%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                        0.16%     0.26%     0.54%        0.47%
  Ratio of Gross Expenses to Average Net
    Assets*                                       1.48%     1.27%     1.34%        1.54%
  Portfolio Turnover Rate                           36%      101%       35%          17%


GE SMALL-CAP VALUE EQUITY FUND


                                                 CLASS A

YEARS ENDED SEPTEMBER 30                         2002(b)    2001(b)   2000(b)    1999(b,c)
INCEPTION DATE                                        --         --        --      9/30/98
Net Asset Value, Beginning of Period            $  13.74   $  13.60  $  12.16    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.01)      0.05      0.00(f)     (0.02)
  Net Gains (Losses) on Securities (both
  realized and unrealized)                         (0.11)      0.56      3.10         2.24
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                       (0.12)      0.61      3.10         2.22
LESS DISTRIBUTIONS
  Dividends (from net investment income)            0.05         --        --         0.03
  Distributions (from capital gains)                2.08       0.47      1.66         0.03
TOTAL DISTRIBUTIONS                                 2.13       0.47      1.66         0.06

NET ASSET VALUE, END OF PERIOD                  $  11.49   $  13.74  $  13.60    $   12.16

TOTAL RETURN(a)                                    (2.92)%     4.70%    27.80%       22.28%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                                  $ 44,547   $ 32,918  $ 29,228    $  14,561
  Ratio of Net Expenses to Average Net
    Assets*                                         1.15%      1.12%     1.10%        1.15%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                         (0.05)%     0.36%     0.02%       (0.15)%
  Ratio of Gross Expenses to Average Net
    Assets*                                         1.17%      1.17%     1.11%        1.41%
  Portfolio Turnover Rate                            138%       146%      219%         182%

GE MID-CAP VALUE EQUITY FUND


                                             CLASS B                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                     2002(b)   2001(b)   2000(b)   1999(b,h)    2002(b)   2001(b)    2000(b)
INCEPTION DATE                                    --        --        --    12/31/98         --        --    9/30/99
Net Asset Value, Beginning of Period         $  9.80   $ 10.50   $  9.77   $   10.00    $  9.75   $ 10.44   $   9.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 (0.06)    (0.05)    (0.02)      (0.02)     (0.06)    (0.05)     (0.02)
  Net Gains (Losses) on Securities (both
    realized and unrealized)                   (0.89)    (0.59)     0.77       (0.21)     (0.89)    (0.58)      0.77
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                   (0.95)    (0.64)     0.75       (0.23)     (0.95)    (0.63)      0.75
LESS DISTRIBUTIONS
  Dividends (from net investment income)          --        --      0.02          --         --        --       0.08
  Distributions (from capital gains)            0.15      0.06        --          --       0.15      0.06         --
TOTAL DISTRIBUTIONS                             0.15      0.06      0.02          --       0.15      0.06       0.08

NET ASSET VALUE, END OF PERIOD               $  8.70   $  9.80   $ 10.50   $    9.77    $  8.65   $  9.75   $  10.44

TOTAL RETURN(a)                                (9.96)%   (6.14)%    7.69%      (2.30)%   (10.01)%   (6.08)%     7.69%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                               $   410   $   434   $   298   $     177    $   527   $   804   $    590
  Ratio of Net Expenses to Average Net
    Assets*                                     2.05%     2.02%     1.98%       1.90%      2.03%     2.02%      1.99%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                     (0.58)%   (0.49)%   (0.19)%     (0.21)%    (0.57)%   (0.50)%    (0.23)%
  Ratio of Gross Expenses to Average Net
    Assets*                                     2.20%     2.02%     2.09%       2.38%      2.14%     2.02%      2.09%
  Portfolio Turnover Rate                         36%      101%       35%         17%        36%      101%        35%

                                             CLASS Y (d)

YEARS ENDED SEPTEMBER 30                     2002(b)     2001(b)     2000(b)   1999(b,h)
INCEPTION DATE                                    --          --          --    12/31/98
Net Asset Value, Beginning of Period         $  9.99    $  10.61    $   9.84   $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.04        0.06        0.08        0.06
  Net Gains (Losses) on Securities (both
    realized and unrealized)                   (0.91)      (0.60)       0.78       (0.22)
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                   (0.87)      (0.54)       0.86       (0.16)
LESS DISTRIBUTIONS
  Dividends (from net investment income)        0.08        0.02        0.09          --
  Distributions (from capital gains)            0.15        0.06          --          --
TOTAL DISTRIBUTIONS                             0.23        0.08        0.09          --

NET ASSET VALUE, END OF PERIOD               $  8.89    $   9.99    $  10.61   $    9.84

TOTAL RETURN(a)                                (9.08)%     (5.15)%      8.72%      (1.60)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                               $ 9,476    $ 10,421    $ 10,990   $  10,103
  Ratio of Net Expenses to Average Net
    Assets*                                     1.05%       1.02%       0.97%       0.90%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                      0.42%       0.50%       0.81%       0.79%
  Ratio of Gross Expenses to Average Net
    Assets*                                     1.19%       1.02%       1.09%       1.36%
  Portfolio Turnover Rate                         36%        101%         35%         17%


GE SMALL-CAP VALUE EQUITY FUND


                                            CLASS B                                       CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                     2002(b)     2001(b)    2000(b)    1999(b)    2002(b)   2001(b)    2000(b)
INCEPTION DATE                                    --         --         --     9/30/98         --        --    9/30/99
Net Asset Value, Beginning of Period        $  13.44    $  13.41   $  12.09   $  10.00    $ 13.44   $ 13.41   $  12.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 (0.10)      (0.05)     (0.10)     (0.06)     (0.10)    (0.06)     (0.10)
  Net Gains (Losses) on Securities (both
  realized and unrealized)                     (0.10)       0.55       3.08       2.19      (0.09)     0.56       3.08
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                   (0.20)       0.50       2.98       2.13      (0.19)     0.50       2.98
LESS DISTRIBUTIONS
  Dividends (from net investment income)          --          --         --       0.01       0.03        --         --
  Distributions (from capital gains)            2.08        0.47       1.66       0.03       2.08      0.47       1.66
TOTAL DISTRIBUTIONS                             2.08        0.47       1.66       0.04       2.11      0.47       1.66

NET ASSET VALUE, END OF PERIOD              $  11.16    $  13.44   $  13.41   $  12.09    $ 11.14   $ 13.44   $  13.41

TOTAL RETURN(a)                                (3.58)%      4.00%     26.77%     21.37%     (3.63)%    4.00%     26.77%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                              $ 15,984    $ 13,320   $ 11,853   $  8.505    $ 5,002   $   455   $    159
  Ratio of Net Expenses to Average Net
    Assets*                                     1.90%       1.88%      1.85%      1.90%      1.90%     1.88%      1.85%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                     (0.80)%     (0.40)%    (0.75)%    (0.56)%    (0.79)%   (0.45)%    (0.76)%
  Ratio of Gross Expenses to Average Net
    Assets*                                     1.92%       1.92%      1.86%      2.19%      1.97%     1.94%       186%
  Portfolio Turnover Rate                        138%        146%       219%       182%       138%      146%       219%

                                             CLASS Y (d)

YEARS ENDED SEPTEMBER 30                     2002(b)     2001(b)    2000(b)    1999(b)
INCEPTION DATE                                    --          --         --    9/30/98
Net Asset Value, Beginning of Period         $ 13.85     $ 13.66   $  12.18   $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.03        0.09       0.05       0.05
  Net Gains (Losses) on Securities (both
  realized and unrealized)                     (0.12)       0.57       3.09       2.19
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                   (0.09)       0.66       3.14       2.24
LESS DISTRIBUTIONS
  Dividends (from net investment income)        0.09          --         --       0.03
  Distributions (from capital gains)            2.08        0.47       1.66       0.03
TOTAL DISTRIBUTIONS                             2.17        0.47       1.66       0.06

NET ASSET VALUE, END OF PERIOD               $ 11.59     $ 13.85   $  13.66   $  12.18

TOTAL RETURN(a)                                (2.71)%      5.06%     28.11%     22.53%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    thousands)                               $ 8,759     $ 5,892   $ 10,934   $    293
  Ratio of Net Expenses to Average Net
    Assets*                                     0.90%       0.87%      0.83%      0.90%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                      0.22%       0.65%      0.35%      0.41%
  Ratio of Gross Expenses to Average Net
    Assets*                                     0.94%       0.91%      0.83%      1.71%
  Portfolio Turnover Rate                        138%        146%       219%       182%

GE S&P 500 INDEX FUND+



PERIOD ENDED SEPTEMBER 30                          2002(b)           2001        2000(e)
INCEPTION DATE                                          --             --         4/28/00
Net Asset Value, Beginning of Period          $       7.21     $     9.94     $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                        0.07           0.08            0.04
  Net Gains (Losses) on Securities (both
    realized and unrealized)                         (1.55)         (2.74)          (0.10)
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                         (1.48)         (2.66)          (0.06)
LESS DISTRIBUTIONS:
  Dividends (from net investment income)              0.08           0.07              --
  Distributions (from capital gains)                    --             --              --
TOTAL DISTRIBUTIONS                                   0.08           0.07              --

NET ASSET VALUE, END OF PERIOD                $       5.65     $     7.21     $      9.94

TOTAL RETURN(a)                                     (20.88)%       (26.95)%         (0.60)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    thousands)                                $     23,519     $   24,695     $    28,534
  Ratio of Net Expenses to Average Net
    Assets                                            0.45%          0.45%           0.45%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets*                            1.07%          0.99%           1.13%
  Ratio of Gross Expenses to Average Net
    Assets*                                           0.50%          0.50%           1.06%
  Portfolio Turnover Rate                                9%             5%              6%

                      [This page intentionally left blank.]

GE GLOBAL EQUITY FUND


                                                                  CLASS A

YEARS ENDED SEPTEMBER 30                                             2002(b)       2001(b)      2000(b)     1999(b,c)      1998(b)
INCEPTION DATE                                                            --            --           --           --       1/5/93
Net Asset Value, Beginning of Period                              $    16.58    $    27.18    $   25.86    $   19.72   $   24.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                         0.05          0.08         0.03         0.06        0.05
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                       (3.16)        (6.26)        3.61         7.05       (2.65)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                         (3.11)        (6.18)        3.64         7.11       (2.60)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                               0.06            --           --           --        0.02
   Distributions (from capital gains)                                   0.02          4.42         2.32         0.97        2.47
TOTAL DISTRIBUTIONS                                                     0.08          4.42         2.32         0.97        2.49

NET ASSET VALUE, END OF PERIOD                                    $    13.39    $    16.58    $   27.18    $   25.86   $   19.72

TOTAL RETURN(a)                                                       (18.89)%      (26.69)%      14.45%       36.89%     (10.86)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $   25,641    $   42,200    $  49,784    $  39,245   $  28,412
   Ratio of Net Expenses to Average Net Assets*                         1.27%         1.34%        1.31%        1.35%       1.34%
   Ratio of Net Investment Income (Loss) to Average Net Assets*         0.30%         0.39%        0.11%        0.23%       0.22%
   Ratio of Gross Expenses to Average Net Assets*                       1.27%         1.35%        1.31%        1.37%       1.35%
   Portfolio Turnover Rate                                                51%           62%          77%          64%         71%


GE INTERNATIONAL EQUITY FUND


                                                                  CLASS A

YEARS ENDED SEPTEMBER 30                                             2002(b)        2001(b)       2000(b)     1999(b,c)    1998(b)
INCEPTION DATE                                                           --             --            --            --     3/2/94
Net Asset Value, Beginning of Period                              $   11.87     $    19.24    $    18.33    $    15.11   $  20.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                        0.06           0.11          0.07          0.05       0.09
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                      (2.44)         (5.64)         1.83          3.74      (1.60)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                        (2.38)         (5.53)         1.90          3.79      (1.51)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                              0.08             --            --            --         --
   Distributions (from capital gains)                                    --           1.84          0.99          0.57       3.74
TOTAL DISTRIBUTIONS                                                    0.08           1.84          0.99          0.57       3.74

NET ASSET VALUE, END OF PERIOD                                    $    9.41     $    11.87    $    19.24    $    18.33   $  15.11

TOTAL RETURN(a)                                                      (20.28)%       (31.34)%       10.50%        25.48%     (8.71)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $  19,773     $   33,328    $   40,282    $   32,938   $  6,114
   Ratio of Net Expenses to Average Net Assets*                        1.35%          1.34%         1.33%         1.35%      1.35%
   Ratio of Net Investment Income (Loss) to Average Net Assets*        0.50%          0.71%         0.33%         0.29%      0.50%
   Ratio of Gross Expenses to Average Net Assets*                      1.38%          1.34%         1.33%         1.39%      1.42%
   Portfolio Turnover Rate                                               53%            68%           76%           51%        93%

GE GLOBAL EQUITY FUND


                                                                  CLASS B

YEARS ENDED SEPTEMBER 30                                           2002(b)    2001(b)    2000(b)    1999(b)    1998(b)
INCEPTION DATE                                                          --         --         --         --   12/22/93
Net Asset Value, Beginning of Period                              $  15.52   $  25.90   $  24.92   $  19.17   $  24.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      (0.07)     (0.08)     (0.16)     (0.12)     (0.11)
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                     (2.95)     (5.88)      3.46       6.84      (2.57)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (3.02)     (5.96)      3.30       6.72      (2.68)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                               --         --         --         --         --
   Distributions (from capital gains)                                 0.02       4.42       2.32       0.97       2.47
TOTAL DISTRIBUTIONS                                                   0.02       4.42       2.32       0.97       2.47

NET ASSET VALUE, END OF PERIOD                                    $  12.48   $  15.52   $  25.90   $  24.92   $  19.17

TOTAL RETURN(a)                                                     (19.48)%   (27.24)%    13.56%     35.85%    (11.44)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $   9.06   $  1,327   $  2,384   $  1,477   $    989
   Ratio of Net Expenses to Average Net Assets*                       2.03%      2.09%      2.06%      2.10%      2.10%
   Ratio of Net Investment Income (Loss) to Average Net Assets*      (0.46)%    (0.42)%    (0.60)%    (0.51)%    (0.48)%
   Ratio of Gross Expenses to Average Net Assets*                     2.03%      2.10%      2.06%      2.12%      2.45%
   Portfolio Turnover Rate                                              51%        62%        77%        64%        71%

                                                                  CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                           2002(b)        2001(b)        2000(b)
INCEPTION DATE                                                          --             --        9/30/99
Net Asset Value, Beginning of Period                              $  15.51       $  25.90       $  24.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      (0.06)         (0.07)         (0.13)
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                     (2.96)         (5.90)          3.43
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (3.02)         (5.97)          3.30
LESS DISTRIBUTIONS
   Dividends (from net investment income)                               --             --             --
   Distributions (from capital gains)                                 0.02           4.42           2.32
TOTAL DISTRIBUTIONS                                                   0.02           4.42           2.32

NET ASSET VALUE, END OF PERIOD                                    $  12.47       $  15.51       $  25.90

TOTAL RETURN(a)                                                     (19.50)%       (27.27)%        13.56%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $    293       $    279       $    180
   Ratio of Net Expenses to Average Net Assets*                       2.02%          2.09%          2.05%
   Ratio of Net Investment Income (Loss) to Average Net Assets*      (0.39)%        (0.36)%        (0.49)%
   Ratio of Gross Expenses to Average Net Assets*                     2.02%          2.10%          2.05%
   Portfolio Turnover Rate                                              51%            62%            77%

                                                                  CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                           2002(b)     2001(b)    2000(b)    1999(b)    1998(b)
INCEPTION DATE                                                          --          --         --         --   11/29/93
Net Asset Value, Beginning of Period                              $  16.66    $  27.22   $  25.84   $  19.72   $  24.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                       0.09        0.10       0.11       0.12       0.09
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                     (3.16)      (6.24)      3.59       7.04      (2.63)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (3.07)      (6.14)      3.70       7.16      (2.54)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                             0.12          --         --       0.07       0.10
   Distributions (from capital gains)                                 0.02        4.42       2.32       0.97       2.47
TOTAL DISTRIBUTIONS                                                   0.14        4.42       2.32       1.04       2.57

NET ASSET VALUE, END OF PERIOD                                    $  13.45    $  16.66   $  27.22   $  25.84   $  19.72

TOTAL RETURN(a)                                                     (18.65)%    (26.50)%    14.75%     37.20%    (10.59)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $ 10,516    $ 13,068   $ 30,956   $ 23,086   $ 15,039
   Ratio of Net Expenses to Average Net Assets*                       1.02%       1.09%      1.06%      1.10%      1.07%
   Ratio of Net Investment Income (Loss) to Average Net Assets*       0.56%       0.48%      0.38%      0.50%      0.37%
   Ratio of Gross Expenses to Average Net Assets*                     1.02%       1.10%      1.06%      1.12%      1.07%
   Portfolio Turnover Rate                                              51%         62%        77%        64%        71%


GE INTERNATIONAL EQUITY FUND


                                                                  CLASS B

YEARS ENDED SEPTEMBER 30                                           2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                          --          --          --          --      3/2/94
Net Asset Value, Beginning of Period                              $  11.18    $  18.36    $  17.66    $  14.68    $  20.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      (0.03)      (0.02)      (0.08)      (0.07)      (0.05)
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                     (2.29)      (5.32)       1.77        3.62       (1.55)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (2.32)      (5.34)       1.69        3.55       (1.60)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                               --          --          --          --          --
   Distributions (from capital gains)                                   --        1.84        0.99        0.57        3.74
TOTAL DISTRIBUTIONS                                                     --        1.84        0.99        0.57        3.74

NET ASSET VALUE, END OF PERIOD                                    $   8.86    $  11.18    $  18.36    $  17.66    $  14.68

TOTAL RETURN(a)                                                     (20.84)%    (31.92)%      9.68%      24.56%      (9.39)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $    784    $  1,166    $  1,828    $  1,488    $    948
   Ratio of Net Expenses to Average Net Assets*                       2.10%       2.09%       2.08%       2.10%       2.10%
   Ratio of Net Investment Income (Loss) to Average Net Assets*      (0.24)%     (0.13)%     (0.39)%     (0.40)%     (0.26)%
   Ratio of Gross Expenses to Average Net Assets*                     2.14%       2.09%       2.08%       2.14%       2.59%
   Portfolio Turnover Rate                                              53%         68%         76%         51%         93%

                                                                  CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                           2002(b)        2001(b)        2000(b)
INCEPTION DATE                                                          --             --        9/30/99
Net Asset Value, Beginning of Period                              $  11.18       $  18.37       $  17.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      (0.01)         (0.01)         (0.06)
   Net Gains (Losses) on Investments (both realized and              (2.32)         (5.34)          1.76
     unrealized)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS
LESS DISTRIBUTIONS                                                   (2.33)         (5.35)          1.70
   Dividends (from net investment income)                               --             --             --
   Distributions (from capital gains)                                   --           1.84           0.99
TOTAL DISTRIBUTIONS                                                     --           1.84           0.99

NET ASSET VALUE, END OF PERIOD                                    $   8.85       $  11.18       $  18.37

TOTAL RETURN (a)                                                    (20.91)%       (31.86)%         9.68%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $    394       $    246       $    283
   Ratio of Net Expenses to Average Net Assets*                       2.10%          2.09%          2.07%
   Ratio of Net Investment Income (Loss) to Average Net Assets*      (0.12)%        (0.06)%        (0.29)%
   Ratio of Gross Expenses to Average Net Assets*                     2.15%          2.09%          2.07%
   Portfolio Turnover Rate                                              53%            68%            76%

                                                                  CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                           2002(b)      2001(b)      2000(b)     1999(b)    1998(b)
INCEPTION DATE                                                          --           --           --          --     3/2/94
Net Asset Value, Beginning of Period                              $  12.02     $  19.42     $  18.44    $  15.18   $  20.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                       0.09         0.16         0.16        0.11       0.01
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                     (2.46)       (5.72)        1.81        3.73      (1.46)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (2.37)       (5.56)        1.97        3.84      (1.45)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                             0.12           --           --        0.01       0.06
   Distributions (from capital gains)                                   --         1.84         0.99        0.57       3.74
TOTAL DISTRIBUTIONS                                                   0.12         1.84         0.99        0.58       3.80

NET ASSET VALUE, END OF PERIOD                                    $   9.53     $  12.02     $  19.42    $  18.44   $  15.18

TOTAL RETURN(a)                                                     (20.05)%     (31.22)%      10.77%      25.72%     (8.34)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                       $ 24,997     $ 31,781     $ 38,241    $ 21,952   $ 15,367
   Ratio of Net Expenses to Average Net Assets*                       1.10%        1.09%        1.08%       1.10%      1.04%
   Ratio of Net Investment Income (Loss) to Average Net Assets*       0.75%        1.03%        0.75%       0.60%      0.08%
   Ratio of Gross Expenses to Average Net Assets*                     1.14%        1.09%        1.08%       1.14%      1.06%
   Portfolio Turnover Rate                                              53%          68%          76%         51%        93%

GE EUROPE EQUITY FUND+



                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                               2002(b)          2001(b)          2000(b)      1999(b,c,i)
INCEPTION DATE                                                              --               --               --         1/29/99
Net Asset Value, Beginning of Period                                $     7.48       $    12.63       $     9.93      $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                           0.03             0.03             0.05            0.06
   Net Gains (Losses) on Securities (both realized and unrealized)       (1.46)           (3.49)            2.72           (0.13)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           (1.43)           (3.46)            2.77           (0.07)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                 0.03               --             0.07              --
   Distributions (from capital gains)                                       --             1.69               --              --
TOTAL DISTRIBUTIONS                                                       0.03             1.69             0.07              --

NET ASSET VALUE, END OF PERIOD                                      $     6.02       $     7.48       $    12.63      $     9.93

TOTAL RETURN(a)                                                         (19.24)%         (31.35)%          27.95%          (0.70)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $    1,598       $    2,088       $    2,989      $      669
   Ratio of Net Expenses to Average Net Assets*                           1.60%            1.56%            1.47%           1.45%
   Ratio of Net Investment Income (Loss) to Average Net Assets*           0.38%            0.28%            0.39%           0.88%
   Ratio of Gross Expenses to Average Net Assets*                         1.78%            1.67%            1.53%           1.91%
   Portfolio Turnover Rate                                                  65%              61%              89%             47%

GE EUROPE EQUITY FUND+



                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                             2002(b)     2001(b)    2000(b)  1999(b,i)
INCEPTION DATE                                                            --          --         --    1/29/99
Net Asset Value, Beginning of Period                                $   7.36    $  12.53   $   9.88   $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                        (0.04)      (0.05)     (0.05)      0.02
   Net Gains (Losses) on Securities (both realized and unrealized)     (1.42)      (3.43)      2.72      (0.14)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                         (1.46)      (3.48)      2.67      (0.12)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                 --          --       0.02         --
   Distributions (from capital gains)                                     --        1.69         --         --
TOTAL DISTRIBUTIONS                                                       --        1.69       0.02         --

NET ASSET VALUE, END OF PERIOD                                      $   5.90    $   7.36   $  12.53   $   9.88

TOTAL RETURN(a)                                                       (19.84)%    (31.81)%    27.01%     (1.20)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $    200    $    247   $    350   $    144
   Ratio of Net Expenses to Average Net Assets*                         2.35%       2.31%      2.21%      2.20%
   Ratio of Net Investment Income (Loss) to Average Net Assets*        (0.54)%     (0.46)%    (0.38)%     0.24%
   Ratio of Gross Expenses to Average Net Assets*                       2.54%       2.42%      2.28%      2.69%
   Portfolio Turnover Rate                                                65%         61%        89%        47%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                             2002(b)    2001(b)    2000(b)
INCEPTION DATE                                                            --         --    9/30/99
Net Asset Value, Beginning of Period                                $   7.29   $  12.48   $   9.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                        (0.02)     (0.08)     (0.04)
   Net Gains (Losses) on Securities (both realized and unrealized)     (1.41)     (3.42)      2.70
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                         (1.43)     (3.50)      2.66
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                 --         --       0.06
   Distributions (from capital gains)                                     --       1.69         --
TOTAL DISTRIBUTIONS                                                       --       1.69       0.06

NET ASSET VALUE, END OF PERIOD                                      $   5.86   $   7.29   $  12.48

TOTAL RETURN(a)                                                       (19.62)%   (32.12)%    27.04%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $     61   $     77   $    176
   Ratio of Net Expenses to Average Net Assets*                         2.33%      2.30%      2.22%
   Ratio of Net Investment Income (Loss) to Average Net Assets*        (0.29)%    (0.77)%    (0.34)%
   Ratio of Gross Expenses to Average Net Assets*                       2.48%      2.38%      2.28%
   Portfolio Turnover Rate                                                65%        61%        89%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                             2002(b)    2001(b)    2000(b)   1999(b,i)
INCEPTION DATE                                                            --         --         --     1/29/99
Net Asset Value, Beginning of Period                                $   7.53   $  12.67   $   9.94   $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                         0.04       0.06       0.06        0.09
   Net Gains (Losses) on Securities (both realized and unrealized)     (1.46)     (3.51)      2.75       (0.15)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                         (1.42)     (3.45)      2.81       (0.06)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                               0.06         --       0.08          --
   Distributions (from capital gains)                                     --       1.69         --          --
TOTAL DISTRIBUTIONS                                                     0.06       1.69       0.08          --

NET ASSET VALUE, END OF PERIOD                                      $   6.05   $   7.53   $  12.67   $    9.94

TOTAL RETURN(a)                                                       (19.08)%   (31.14)%    28.39%      (0.60)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  7,226   $  8,928   $ 12,970   $  10,051
   Ratio of Net Expenses to Average Net Assets*                         1.35%      1.31%      1.20%       1.20%
   Ratio of Net Investment Income (Loss) to Average Net Assets*         0.48%      0.55%      0.48%       1.36%
   Ratio of Gross Expenses to Average Net Assets*                       1.53%      1.42%      1.29%       1.71%
   Portfolio Turnover Rate                                                65%        61%        89%         47%

GE PREMIER RESEARCH EQUITY FUND


                                                    CLASS A                                  CLASS B

YEARS ENDED SEPTEMBER 30                              2002(b)      2001(b)    2000(b,e)        2002(b)     2001(b)   2000(b,e)
INCEPTION DATE                                             --           --     04/28/00             --          --    04/28/00
Net Asset Value, Beginning of Period                $    7.32    $    9.90    $   10.00      $    7.25   $    9.87   $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                          0.01         0.00(f)      0.00(f)       (0.04)      (0.07)      (0.04)
   Net Gains (Losses) on Securities
     (both realized and unrealized)                     (1.46)       (2.46)       (0.10)         (1.44)      (2.44)      (0.09)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          (1.45)       (2.46)       (0.10)         (1.48)      (2.51)      (0.13)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                  --         0.01           --             --          --          --
   Distributions (from capital gains)                      --         0.11           --             --        0.11          --
TOTAL DISTRIBUTIONS                                        --         0.12           --             --        0.11          --

NET ASSET VALUE, END OF PERIOD                      $    5.87    $    7.32    $    9.90      $    5.77   $    7.25   $    9.87

TOTAL RETURN(a)                                        (19.81)%     (25.11)%      (1.00)%       (20.41)%    (25.65)%     (1.30)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $   7,850    $   9,905    $  12,415      $     251   $     345   $     255
   Ratio of Net Expenses to Average Net Assets*          1.20%        1.20%        1.20%          1.95%       1.96%       1.95%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets*                                 0.19%       (0.05)%       0.03%         (0.56)%     (0.82)%     (0.81)%
   Ratio of Gross Expenses to Average Net Assets*        1.46%        1.29%        2.33%          2.21%       1.96%       3.06%
   Portfolio Turnover Rate                                 96%         127%          39%            96%        127%         39%


GE PREMIER VALUE EQUITY FUND


                                                    CLASS A                             CLASS B

                                                     2002(b)    2001(b)   2000(b,e)     2002(b)     2001(b)   2000(b,e)
INCEPTION DATE                                            --         --    04/28/00           --         --    04/28/00
Net Asset Value, Beginning of Period                $   9.90   $  11.08   $   10.00     $   9.82   $  11.05   $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                         0.12       0.10        0.05         0.05       0.02        0.02
   Net Gains (Losses) on Securities
     (both realized and unrealized)                    (2.18)     (1.08)       1.03        (2.15)     (1.08)       1.03
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         (2.06)     (0.98)       1.08        (2.10)     (1.06)       1.05
LESS DISTRIBUTIONS
   Dividends (from net investment income)               0.07       0.09          --         0.02       0.06          --
   Distributions (from capital gains)                   0.02       0.11          --         0.02       0.11          --
TOTAL DISTRIBUTIONS                                     0.09       0.20          --         0.04       0.17          --

NET ASSET VALUE, END OF PERIOD                      $   7.75   $   9.90   $   11.08     $   7.68   $   9.82   $   11.05

TOTAL RETURN(a)                                       (20.95)%    (9.13)%     10.80%      (21.47)%    (9.80)%     10.50%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $ 12,488   $ 14,694   $  12,978     $    496   $    662   $     227
   Ratio of Net Expenses to Average Net Assets*         1.10%      1.10%       1.10%        0.49%      1.88%       1.85%
   Ratio of Net Investment Income (loss) to
     Average Net Assets*                                1.25%      0.93%       1.25%        1.85%      0.14%       0.46%
   Ratio of Gross Expenses to Average Net Assets*       1.24%      1.14%       2.28%        1.98%      1.88%       3.01%
   Portfolio Turnover Rate                                60%        96%         34%          60%        96%         34%

GE PREMIER RESEARCH EQUITY FUND


                                                    CLASS C (LEVEL LOAD)                   CLASS Y

YEARS ENDED SEPTEMBER 30                              2002(b)      2001(b)    2000(b,e)      2002(b)     2001(b)    2000(b,e)
INCEPTION DATE                                             --           --     04/28/00           --          --     04/28/00
Net Asset Value, Beginning of Period                $    7.25    $    9.87    $   10.00    $    7.33   $    9.91    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                         (0.04)       (0.07)       (0.03)        0.03        0.02         0.01
   Net Gains (Losses) on Securities
     (both realized and unrealized)                     (1.44)       (2.44)       (0.10)       (1.46)      (2.47)       (0.10)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          (1.48)       (2.51)       (0.13)       (1.43)      (2.45)       (0.09)
LESS DISTRIBUTIONS
   Dividends (from net investment income)                  --           --           --           --        0.02           --
   Distributions (from capital gains)                      --         0.11           --           --        0.11           --
TOTAL DISTRIBUTIONS                                        --         0.11           --           --        0.13           --

NET ASSET VALUE, END OF PERIOD                      $    5.77    $    7.25    $    9.87    $    5.90   $    7.33    $    9.91

TOTAL RETURN(a)                                        (20.41)%     (25.65)%      (1.30)%     (19.51)%    (24.97)%      (0.90)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $     103    $     100    $     119    $      60   $      74    $      99
   Ratio of Net Expenses to Average Net Assets*          1.95%        1.95%        1.95%        0.95%       0.95%        0.95%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets*                                (0.56)%      (0.80)%      (0.71)%       0.44%       0.21%        0.31%
   Ratio of Gross Expenses to Average Net Assets*        2.25%        2.04%        3.08%        1.21%       1.05%        2.09%
   Portfolio Turnover Rate                                 96%         127%          39%          96%        127%          39%


GE PREMIER VALUE EQUITY FUND


                                                    CLASS C (LEVEL LOAD)                CLASS Y

                                                     2002(b)     2001(b)    2000(b,e)    2002(b)    2001(b)    2000(b,e)
INCEPTION DATE                                            --          --     04/28/00         --         --     04/28/00
Net Asset Value, Beginning of Period                $   9.83    $  11.05    $   10.00   $   9.92   $  11.09    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                         0.05        0.02         0.02       0.15       0.13         0.07
   Net Gains (Losses) on Securities
     (both realized and unrealized)                    (2.15)      (1.09)        1.03      (2.18)     (1.09)        1.02
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         (2.10)      (1.07)        1.05      (2.03)     (0.96)        1.09
LESS DISTRIBUTIONS
   Dividends (from net investment income)               0.01        0.04           --       0.10       0.10           --
   Distributions (from capital gains)                   0.02        0.11           --       0.02       0.11           --
TOTAL DISTRIBUTIONS                                     0.03        0.15           --       0.12       0.21           --

NET ASSET VALUE, END OF PERIOD                      $   7.70    $   9.83    $   11.05   $   7.77   $   9.92    $   11.09

TOTAL RETURN( a)                                      (21.42)%     (9.90)%      10.50%    (20.71)%    (8.92)%      10.90%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $    172    $    160    $     116   $     80   $    101    $     111
   Ratio of Net Expenses to Average Net Assets*         1.85%       1.86%        1.85%      0.85%      0.84%        0.85%
   Ratio of Net Investment Income (loss) to
     Average Net Assets*                                0.48%       0.16%        0.51%      1.50%      1.18%        1.52%
   Ratio of Gross Expenses to Average Net Assets*       1.99%       1.86%        3.04%      0.99%      0.91%        2.04%
   Portfolio Turnover Rate                                60%         96%          34%        60%        96%          34%

GE PREMIER INTERNATIONAL EQUITY FUND


                                                    CLASS A                              CLASS B

YEARS ENDED SEPTEMBER 30                             2002(b)    2001(b)    2000(b,e)       2002(b)    2001(b)    2000(b,e)
INCEPTION DATE                                            --         --     04/28/00            --         --     04/28/00
Net Asset Value, Beginning of Period                $   5.84   $   8.70    $   10.00     $    5.81   $   8.67    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                         0.04       0.06         0.05         (0.01)      0.00(f)      0.02
   Net Gains (Losses) on Securities
     (both realized and unrealized)                    (1.47)     (2.83)       (1.35)        (1.47)     (2.80)       (1.35)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         (1.43)     (2.77)       (1.30)        (1.48)     (2.80)       (1.33)
LESS DISTRIBUTIONS FROM
   Dividends (from net investment income)               0.06       0.09           --            --       0.06           --
   Distributions (from capital gains)                     --         --           --            --         --           --
TOTAL DISTRIBUTIONS                                     0.06       0.09           --            --       0.06           --

NET ASSET VALUE, END OF PERIOD                      $   4.35   $   5.84    $    8.70     $    4.33   $   5.81    $    8.67

TOTAL RETURN(a)                                       (24.79)%   (32.10)%     (13.00)%      (25.47)%   (32.52)%     (13.30)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $  5,439   $  7,151    $  10,339     $      91   $    109    $     225
   Ratio of Net Expenses to Average Net Assets*         1.30%      1.30%        1.30%        (0.19)%     2.05%        2.05%
   Ratio of Net Investment Income (loss) to
     Average Net Assets*                                0.62%      0.77%        1.26%         2.05%     (0.04)%       0.38%
   Ratio of Gross Expenses to Average Net Assets*       1.70%      1.43%        2.56%         2.54%      2.22%        3.29%
   Portfolio Turnover Rate                                66%        58%          27%           66%        58%          27%

GE PREMIER INTERNATIONAL EQUITY FUND


                                                    CLASS C (LEVEL LOAD)                 CLASS Y

YEARS ENDED SEPTEMBER 30                             2002(b)    2001(b)    2000(b,e)      2002(b)    2001(b)   2000(b,e)
INCEPTION DATE                                            --         --     04/28/00           --         --    04/28/00
Net Asset Value, Beginning of Period                $   5.81   $   8.67    $   10.00     $   5.86   $   8.71   $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                        (0.01)      0.00(f)      0.02         0.05       0.08        0.06
   Net Gains (Losses) on Securities
     (both realized and unrealized)                    (1.46)     (2.81)       (1.35)       (1.47)     (2.82)      (1.35)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         (1.47)     (2.81)       (1.33)       (1.42)     (2.74)      (1.29)
LESS DISTRIBUTIONS FROM
   Dividends (from net investment income)               0.02       0.05           --         0.08       0.11          --
   Distributions (from capital gains)                     --         --           --           --         --          --
TOTAL DISTRIBUTIONS                                     0.02       0.05           --         0.08       0.11          --

NET ASSET VALUE, END OF PERIOD                      $   4.32   $   5.81    $    8.67     $   4.36   $   5.86   $    8.71

TOTAL RETURN(a)                                       (25.45)%   (32.55)%     (13.30)%     (24.66)%   (31.84)%    (12.90)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)         $     63   $     79    $      87     $     45   $     59   $      87
   Ratio of Net Expenses to Average Net Assets*         2.05%      2.08%        2.05%        0.87%      1.05%       1.05%
   Ratio of Net Investment Income (loss) to
     Average Net Assets*                               (0.12)%    (0.01)%       0.54%        1.05%      1.02%       1.54%
   Ratio of Gross Expenses to Average Net Assets*       2.47%      2.08%        3.31%        1.45%      1.18%       2.31%
   Portfolio Turnover Rate                                66%        58%          27%          66%        58%         27%

GE FIXED INCOME FUND


                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)    2001(b)     2000(b)   1999(b,c)     1998(b)
INCEPTION DATE                                                             --         --          --          --      1/5/93
Net Asset Value, Beginning of Period                                $   12.41  $   11.72   $   11.76   $   12.55   $   12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.55       0.67        0.70        0.64        0.68
   Net Gains (Losses) on Securities (both realized and unrealized)       0.35       0.72       (0.03)      (0.79)       0.50
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.90       1.39        0.67       (0.15)       1.18
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.56       0.70        0.71        0.64        0.67
   Distributions (from capital gains)                                      --         --          --          --          --
   In Excess of Net Investment Income                                      --         --          --          --        0.02
TOTAL DISTRIBUTIONS                                                      0.56       0.70        0.71        0.64        0.69

NET ASSET VALUE, END OF PERIOD                                      $   12.75  $   12.41   $   11.72   $   11.76   $   12.55

TOTAL RETURN(a)                                                          7.62%     12.12%       5.94%      (1.20)%     10.06%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $ 143,442  $ 129,413   $ 100,745   $  92,217   $  49,736
   Ratio of Net Expenses to Average Net Assets*                          0.80%      0.80%       0.80%       0.80%       0.80%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.45%      5.54%       6.04%       5.27%       5.53%
   Ratio of Gross Expenses to Average Net Assets*                        0.82%      0.81%       0.80%       0.83%       0.83%
   Portfolio Turnover Rate                                                308%       270%        219%        246%        219%


GE GOVERNMENT SECURITIES FUND


                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)    2001(b)     2000(b)   1999(b,c)     1998(b)
INCEPTION DATE                                                             --         --          --          --      9/8/93
Net Asset Value, Beginning of Period                                $    8.54  $    8.06   $    8.14   $    8.90   $    8.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.35       0.46        0.52        0.50        0.56
   Net Gains (Losses) on Securities (both realized and unrealized)       0.42       0.50       (0.02)      (0.68)       0.39
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.77       0.96        0.50       (0.18)       0.95
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.37       0.47        0.58        0.58        0.53
   Distributions (from capital gains)                                      --         --          --          --          --
   In Excess of Net Investment Income                                      --       0.01          --          --        0.05
TOTAL DISTRIBUTIONS                                                      0.37       0.48        0.58        0.58        0.58

NET ASSET VALUE, END OF PERIOD                                      $    8.94  $    8.54   $    8.06   $    8.14   $    8.90

TOTAL RETURN(a)                                                          9.38%     12.16%       6.48%      (2.01)%     11.61%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $ 204,181  $ 174,496   $  102,90   $  42,723   $  24,541
   Ratio of Net Expenses to Average Net Assets*                          0.85%      0.85%       0.85%       1.07%       1.10%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.13%      5.59%       6.53%       5.89%       6.52%
   Ratio of Gross Expenses to Average Net Assets*                        0.85%      0.92%       0.99%       1.11%       1.16%
   Portfolio Turnover Rate                                                182%       189%         79%        101%         64%

GE FIXED INCOME FUND


                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                             --          --          --          --    12/22/93
Net Asset Value, Beginning of Period                                $   12.41   $   11.73   $   11.77   $   12.55   $   12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.46        0.58        0.61        0.55        0.58
   Net Gains (Losses) on Securities (both realized and unrealized)       0.36        0.71       (0.03)      (0.78)       0.50
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.82        1.29        0.58       (0.23)       1.08
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.47        0.61        0.62        0.55        0.57
   Distributions (from capital gains)                                      --          --          --          --          --
   In Excess of Net Investment Income                                      --          --          --          --        0.02
TOTAL DISTRIBUTIONS                                                      0.47        0.61        0.62        0.55        0.59

NET ASSET VALUE, END OF PERIOD                                      $   12.76   $   12.41   $   11.73   $   11.77   $   12.55

TOTAL RETURN(a)                                                          6.73%      11.26%       5.15%      (1.85)%      9.24%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   3,242   $   2,501   $   2,042   $   2,854   $   1,855
   Ratio of Net Expenses to Average Net Assets*                          1.55%       1.55%       1.55%       1.55%       1.55%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.72%       4.78%       5.24%       4.54%       4.79%
   Ratio of Gross Expenses to Average Net Assets*                        1.57%       1.56%       1.55%       1.58%       1.85%
   Portfolio Turnover Rate                                                308%        270%        219%        246%        219%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2008(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $   12.41   $   11.73   $   11.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.46        0.58        0.62
   Net Gains (Losses) on Securities (both realized and unrealized)       0.36        0.71       (0.04)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.82        1.29        0.58
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.47        0.61        0.62
   Distributions (from capital gains)                                      --          --          --
   In Excess of Net Investment Income                                      --          --          --
TOTAL DISTRIBUTIONS                                                      0.47        0.61        0.62

NET ASSET VALUE, END OF PERIOD                                      $   12.76   $   12.41   $   11.73

TOTAL RETURN(a)                                                          6.82%      11.28%       5.15%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   1,712   $     305   $     298
   Ratio of Net Expenses to Average Net Assets*                          1.54%       1.55%       1.55%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.64%       4.82%       5.40%
   Ratio of Gross Expenses to Average Net Assets*                        1.58%       1.56%       1.55%
   Portfolio Turnover Rate                                                308%        270%        219%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                             --          --          --          --    11/29/93
Net Asset Value, Beginning of Period                                $   12.40   $   11.71   $   11.76   $   12.54       12.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.59        0.70        0.74        0.67        0.71
   Net Gains (Losses) on Securities (both realized and unrealized)       0.35        0.72       (0.05)      (0.78)       0.50
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.94        1.42        0.69       (0.11)       1.21
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.59        0.73        0.74        0.67        0.70
   Distributions (from capital gains)                                      --          --          --          --          --
   In Excess of Net Investment Income                                      --          --          --          --        0.02
TOTAL DISTRIBUTIONS                                                      0.59        0.73        0.74        0.67        0.72

NET ASSET VALUE, END OF PERIOD                                      $   12.75   $   12.40   $   11.71   $   11.76   $   12.54

TOTAL RETURN(a)                                                          7.81%      12.49%       6.11%      (0.87)%     10.33%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  86,653   $  78,626   $  59,259   $  36,152   $  30,067
   Ratio of Net Expenses to Average Net Assets*                          0.55%       0.55%       0.55%       0.55%       0.55%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.75%       5.77%      6.34%        5.51%       5.58%
   Ratio of Gross Expenses to Average Net Assets*                        0.57%       0.56%       0.55%       0.58%       0.57%
   Portfolio Turnover Rate                                                308%        270%        219%        246%        219%


GE GOVERNMENT SECURITIES FUND


                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                             --          --          --          --      4/2/87
Net Asset Value, Beginning of Period                                $    8.61   $    8.12   $    8.20   $    8.93   $    8.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.28        0.41        0.47        0.46        0.52
   Net Gains (Losses) on Securities (both realized and unrealized)       0.43        0.50      (0.03)      (0.67)       0.39
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.71        0.91        0.44       (0.21)       0.91
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.31        0.41        0.52        0.52        0.48
   Distributions (from capital gains)                                      --          --          --          --          --
   In Excess of Net Investment Income                                      --        0.01          --          --        0.04
TOTAL DISTRIBUTIONS                                                      0.31        0.42        0.52        0.52        0.52

NET ASSET VALUE, END OF PERIOD                                      $    9.01   $    8.61   $    8.12   $    8.20   $    8.93

TOTAL RETURN(a)                                                          8.41%      11.52%       5.56%      (2.42)%     10.99%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  16,462   $  58,838   $ 135,488   $ 269,409   $ 399,675
   Ratio of Net Expenses to Average Net Assets*                          1.60%       1.60%       1.60%       1.59%       1.60%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.31%       4.90%       5.83%       5.34%       6.00%
   Ratio of Gross Expenses to Average Net Assets*                        1.64%       1.70%       1.72%       1.63%       1.61%
   Portfolio Turnover Rate                                                182%        189%         79%        101%         64%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $    8.64   $    8.14   $    8.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.30        0.41        0.47
   Net Gains (Losses) on Securities (both realized and unrealized)       0.41        0.51        0.01
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.71        0.92        0.48
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.31        0.41        0.54
   Distributions (from capital gains)                                      --          --          --
   In Excess of Net Investment Income                                      --        0.01          --
TOTAL DISTRIBUTIONS                                                      0.31        0.42        0.54

NET ASSET VALUE, END OF PERIOD                                      $    9.04   $    8.64   $    8.14

TOTAL RETURN(a)                                                          8.38%      11.63%       6.08%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   1,142   $     122   $      10
   Ratio of Net Expenses to Average Net Assets*                          1.57%       1.60%       1.60%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.40%       4.91%       5.95%
   Ratio of Gross Expenses to Average Net Assets*                        1.57%       1.64%       1.71%
   Portfolio Turnover Rate                                                182%        189%         79%

GE SHORT-TERM GOVERNMENT FUND


                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b,c)   1998(b)
INCEPTION DATE                                                             --          --         --            --    3/2/94
Net Asset Value, Beginning of Period                                $   12.17   $   11.68   $   11.71     $   12.02  $  11.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.57        0.65        0.65          0.55      0.65
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.11        0.50       (0.01)(j)     (0.25)     0.19
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.68        1.15        0.64          0.30      0.84
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.59        0.66        0.66          0.56      0.66
   Distributions (from capital gains)                                    0.05          --        0.01          0.05      0.02
TOTAL DISTRIBUTIONS                                                      0.64        0.66        0.67          0.61      0.68

NET ASSET VALUE, END OF PERIOD                                      $   12.21   $   12.17   $   11.68     $   11.71  $  12.02

TOTAL RETURN(a)                                                          5.65%      10.10%       5.67%         2.52%     7.36%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  54,089   $  27,798   $  22,016     $  23,106  $  8,199
   Ratio of Net Expenses to Average Net Assets*                          0.70%       0.70%       0.68%         0.70%     0.70%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.70%       5.50%       5.63%         4.70%     5.47%
   Ratio of Gross Expense to Average Net Assets*                         0.78%       0.88%       0.74%         1.01%     0.95%
   Portfolio Turnover Rate                                                 42%         79%        170%          118%      185%


GE TAX-EXEMPT FUND


                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)   1999(b,c)     1998(b)
INCEPTION DATE                                                             --          --          --          --      9/8/93
Net Asset Value, Beginning of Period                                $   11.75   $   11.16   $   11.14   $   11.83   $   11.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.47        0.53        0.53        0.49        0.51
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.47        0.59        0.02       (0.69)       0.20
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.94        1.12        0.55       (0.20)       0.71
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.48        0.53        0.53        0.49        0.51
   Distributions (from capital gains)                                      --          --          --          --          --
TOTAL DISTRIBUTIONS                                                      0.48        0.53        0.53        0.49        0.51

NET ASSET VALUE, END OF PERIOD                                      $   12.21   $   11.75   $   11.16   $   11.14   $   11.83

TOTAL RETURN(a)                                                          8.29%      10.27%       5.12%      (1.84)%      6.33%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  36,512   $  26,304   $  19,543   $  22,228   $   5,730
   Ratio of Net Expenses to Average Net Assets*                          0.85%       0.80%       0.85%       1.08%       1.10%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.03%       4.62%       4.81%       4.28%       4.32%
   Ratio of Gross Expenses to Average Net Assets*                        0.86%       0.83%       0.99%       1.21%       1.23%
   Portfolio Turnover Rate                                                 32%         12%         45%         48%         74%

GE SHORT-TERM GOVERNMENT FUND


                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)       1999(b)   1998(b)
INCEPTION DATE                                                             --          --          --            --    3/2/94
Net Asset Value, Beginning of Period                                $   12.16   $   11.66   $   11.70     $   12.01  $  11.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.50        0.56        0.57          0.48      0.58
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.10        0.52       (0.01)(j)     (0.26)     0.20
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.60        1.08        0.56          0.22      0.78
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.52        0.58        0.59          0.48      0.59
   Distributions (from capital gains)                                    0.05          --        0.01          0.05      0.02
TOTAL DISTRIBUTIONS                                                      0.57        0.58        0.60          0.53      0.61

NET ASSET VALUE, END OF PERIOD                                      $   12.19   $   12.16   $   11.66     $   11.70  $  12.01

TOTAL RETURN(a)                                                          4.94%       9.55%       4.95%         1.91%     6.83%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   3,399   $     972   $     347     $     641  $    895
   Ratio of Net Expenses to Average Net Assets*                          1.30%       1.30%       1.28%         1.30%     1.30%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.11%       4.77%       4.94%         4.10%     4.87%
   Ratio of Gross Expense to Average Net Assets*                         1.41%       1.44%       1.35%         1.61%     1.88%
   Portfolio Turnover Rate                                                 42%         79%        170%          118%      185%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $   12.16   $   11.66   $   11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.48        0.52        0.56
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.10        0.55       (0.02)(j)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.58        1.07        0.54
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.50        0.57        0.57
   Distributions (from capital gains)                                    0.05          --        0.01
TOTAL DISTRIBUTIONS                                                      0.55        0.57        0.58

NET ASSET VALUE, END OF PERIOD                                      $   12.19   $   12.16   $   11.66

TOTAL RETURN(a)                                                          4.78%       9.38%       4.80%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   3,762   $     767   $     121
   Ratio of Net Expenses to Average Net Assets*                          1.44%       1.45%       1.43%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.94%       4.41%       4.93%
   Ratio of Gross Expense to Average Net Assets*                         1.57%       1.62%       1.48%
   Portfolio Turnover Rate                                                 42%         79%        170%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)       1999(b)   1998(b)
INCEPTION DATE                                                             --          --          --            --    3/2/94
Net Asset Value, Beginning of Period                                $   12.13   $   11.67   $   11.71     $   12.01  $  11.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.59        0.75        0.74          0.58      0.68
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.12        0.40      (0.08)(j)      (0.25)     0.19
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.71        1.15        0.66          0.33      0.87
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.62        0.69        0.69          0.58      0.69
   Distributions (from capital gains)                                    0.05          --        0.01          0.05      0.02
TOTAL DISTRIBUTIONS                                                      0.67        0.69        0.70          0.63      0.71

NET ASSET VALUE, END OF PERIOD                                      $   12.17   $   12.13   $   11.67     $   11.71  $  12.01

TOTAL RETURN(a)                                                          6.06%      10.11%       5.85%         2.87%     7.65%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   3,272   $   2,194   $  49,358     $   3,140  $  9,444
   Ratio of Net Expenses to Average Net Assets*                          0.45%       0.42%       0.42%         0.45%     0.45%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.95%       6.36%       6.34%         4.91%     5.74%
   Ratio of Gross Expense to Average Net Assets*                         0.54%       0.44%       0.42%         0.76%     0.68%
   Portfolio Turnover Rate                                                 42%         79%        170%          118%      185%


GE TAX-EXEMPT FUND


                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                             2002(b)      2001(b)     2000(b)       1999(b)   1998(b)
INCEPTION DATE                                                             --          --          --            --    9/8/93
Net Asset Value, Beginning of Period                                $   11.75   $   11.16   $   11.13     $   11.83  $  11.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.39        0.45        0.45          0.43      0.44
   Net Gains (Losses) on Investments (both realized and                  0.47        0.59        0.03        (0.70)      0.21
     unrealized)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.86        1.04        0.48        (0.27)      0.65
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.40        0.45        0.45          0.43      0.45
   Distributions (from capital gains)                                      --          --          --            --        --
TOTAL DISTRIBUTIONS                                                      0.40        0.45        0.45          0.43      0.45

NET ASSET VALUE, END OF PERIOD                                      $   12.21   $   11.75   $   11.16     $   11.13  $  11.83

TOTAL RETURN(a)                                                          7.49%       9.44%       4.43%       (2.34)%     5.68%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   4,108   $   4,739   $   5,397     $   7,269  $  8,905
   Ratio of Net Expenses to Average Net Assets*                          1.59%       1.55%       1.60%         1.60%     1.60%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          3.31%       3.88%       4.07%         3.72%     3.81%
   Ratio of Gross Expenses to Average Net Assets*                        1.60%       1.59%       1.74%         1.75%     1.71%
   Portfolio Turnover Rate                                                 32%         12%         45%           48%       74%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $   11.75   $   11.16   $   11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.35        0.45        0.44
   Net Gains (Losses) on Investments (both realized and
     unrealized)                                                         0.50        0.59        0.04
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.85        1.04        0.48
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.39        0.45        0.45
   Distributions (from capital gains)                                      --          --          --
TOTAL DISTRIBUTIONS                                                      0.39        0.45        0.45

NET ASSET VALUE, END OF PERIOD                                      $   12.21   $   11.75   $   11.16

TOTAL RETURN(a)                                                          7.37%       9.44%       4.43%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   3,364   $     115   $     105
   Ratio of Net Expenses to Average Net Assets*                          1.60%       1.55%       1.60%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          2.92%       3.88%       4.06%
   Ratio of Gross Expenses to Average Net Assets*                        1.69%       1.59%       1.73%
   Portfolio Turnover Rate                                                 32%         12%         45%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)    1999(b)    1998(b)
INCEPTION DATE                                                             --          --          --         --   9/26/97
Net Asset Value, Beginning of Period                                $   12.22   $   11.61   $   11.58  $   12.30  $  12.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.53        0.58        0.58       0.57      0.58
   Net Gains (Losses) on Investments (both realized and                  0.48        0.61        0.03      (0.72)     0.27
     unrealized)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           1.01        1.19        0.61      (0.15)     0.85
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.53        0.58        0.58       0.57      0.65
   Distributions (from capital gains)                                      --          --          --         --        --
TOTAL DISTRIBUTIONS                                                      0.53        0.58        0.58       0.57      0.65

NET ASSET VALUE, END OF PERIOD                                      $   12.70   $   12.22   $   11.61  $   11.58  $  12.30

TOTAL RETURN(a)                                                          8.56%      10.50%       5.47%    (1.37)%     7.30%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $      30   $      28   $      25  $      24  $     24
   Ratio of Net Expenses to Average Net Assets*                          0.60%       0.55%       0.59%      0.59%     0.60%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          4.31%       4.88%       5.07%      4.72%     4.74%
   Ratio of Gross Expenses to Average Net Assets*                        0.61%       0.58%       0.73%      0.74%     1.25%
   Portfolio Turnover Rate                                                 32%         12%         45%        48%       74%

GE STRATEGIC INVESTMENT FUND


                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)   1999(b,c)     1998(b)
INCEPTION DATE                                                             --          --          --          --      1/5/93
Net Asset Value, Beginning of Period                                $   22.20   $   26.86   $   25.04   $   24.15   $   24.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.43        0.58        0.64        0.55        0.61
   Net Gains (Losses) on Investments (both
     realized and unrealized)                                           (1.88)      (2.85)       2.69        2.98        0.73
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (1.45)      (2.27)       3.33        3.53        1.34
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.54        0.64        0.50        0.56        0.52
   Distributions (from capital gains)                                    0.91        1.75        1.01        2.08        0.78
TOTAL DISTRIBUTIONS                                                      1.45        2.39        1.51        2.64        1.30

NET ASSET VALUE, END OF PERIOD                                      $   19.30   $   22.20   $   26.86   $   25.04   $   24.15

TOTAL RETURN(a)                                                         (7.48)%     (9.31)%     13.78%      15.28%       5.88%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  96,111   $ 104,421   $ 128,847   $ 107,034   $  49,540
   Ratio of Net Expenses to Average Net Assets*                          0.86%       0.86%       0.84%       0.87%       0.85%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          1.97%       2.35%       2.44%       2.17%       2.49%
   Ratio of Gross Expenses to Average Net Assets*                        0.86%       0.86%       0.84%       0.87%       0.85%
   Portfolio Turnover Rate                                                115%        121%        103%        109%        119%



GE HIGH YIELD FUND+



                                                                    CLASS A

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)    1999(b,c,h)
INCEPTION DATE                                                             --          --          --       12/31/98
Net Asset Value, Beginning of Period                                $    6.65   $    8.70   $    9.53     $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.51        0.80        0.80           0.55
   Net Gains (Losses) on Investments (both realized
     and unrealized)                                                    (1.01)      (2.00)      (0.83)         (0.49)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (0.50)      (1.20)      (0.03)          0.06
LESS DISTRIBUTIONS FROM:
   Net Investment Income                                                 0.62        0.85        0.80           0.53
   Net Realized Gains                                                      --          --          --             --
TOTAL DISTRIBUTIONS                                                      0.62        0.85        0.80           0.53

NET ASSET VALUE, END OF PERIOD                                      $    5.53   $    6.65   $    8.70     $     9.53

TOTAL RETURN(a)                                                         (8.61)%    (14.69)%     (0.52)%         0.53%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   5,444   $   6,055   $   6,999     $    1,931
   Ratio of Net Expenses to Average Net Assets*                          1.04%       1.03%       0.97%          0.89%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                           7.93%      10.30%       8.64%          7.57%
   Ratio of Gross Expenses to Average Net Assets*                        1.14%       1.05%       1.01%          1.16%
   Portfolio Turnover Rate                                                 42%         51%         35%            27%

                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)    1999(b,h)
INCEPTION DATE                                                             --          --          --     12/31/98
Net Asset Value, Beginning of Period                                $    6.65   $    8.70   $    9.53    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.40        0.74        0.73         0.48
   Net Gains (Losses) on Investments (both realized
     and unrealized)                                                    (0.95)      (2.00)      (0.83)       (0.48)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (0.55)      (1.26)      (0.10)        0.00
LESS DISTRIBUTIONS FROM:
   Net Investment Income                                                 0.57        0.79        0.73         0.47
   Net Realized Gains                                                      --          --          --           --
TOTAL DISTRIBUTIONS                                                      0.57        0.79        0.73         0.47

NET ASSET VALUE, END OF PERIOD                                      $    5.53   $    6.65   $    8.70    $    9.53

TOTAL RETURN(a)                                                                    (9.28)       (1.25)%      (0.03)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   1,759   $   1,142   $   1,082    $     154
   Ratio of Net Expenses to Average Net Assets*                          1.80%       1.78%       1.72%        1.70%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                           6.34%       9.56%       7.93%        6.53%
   Ratio of Gross Expenses to Average Net Assets*                        1.94%       1.80%       1.76%        2.05%
   Portfolio Turnover Rate                                                 42%         51%         35%          27%

GE STRATEGIC INVESTMENT FUND


                                                                    CLASS B

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                             --          --          --          --    12/22/93
Net Asset Value, Beginning of Period                                $   21.53   $   26.13   $   24.45   $   23.65   $   23.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.26        0.38        0.43        0.35        0.42
   Net Gains (Losses) on Investments (both
     realized and unrealized)                                           (1.84)      (2.77)       2.63        2.93        0.69
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (1.58)      (2.39)       3.06        3.28        1.11
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.35        0.46        0.37        0.40        0.38
   Distributions (from capital gains)                                    0.91        1.75        1.01        2.08        0.78
TOTAL DISTRIBUTIONS                                                      1.26        2.21        1.38        2.48        1.16

NET ASSET VALUE, END OF PERIOD                                      $   18.69   $   21.53   $   26.13   $   24.45   $   23.65

TOTAL RETURN(a)                                                         (8.19)%    (10.00)%     12.94%      14.44%       4.91%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  15,215   $  19,353   $  21,225   $  16,372   $  11,158
   Ratio of Net Expenses to Average Net Assets*                          1.61%       1.61%       1.59%       1.62%       1.63%
   Ratio of Net Investment Income (Loss) to Average Net Assets           1.20%       1.60%      1.69%        1.44%       1.72%
   Ratio of Gross Expenses to Average Net Assets*                        1.61%       1.61%       1.59%       1.62%       1.63%
   Portfolio Turnover Rate                                                115%        121%        103%        109%        119%

                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $   21.31   $   25.91   $   24.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.26        0.37        0.46
   Net Gains (Losses) on Investments (both
     realized and unrealized)                                           (1.84)      (2.71)       2.55
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (1.58)      (2.34)       3.01
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.38        0.51        0.54
   Distributions (from capital gains)                                    0.91        1.75        1.01
TOTAL DISTRIBUTIONS                                                      1.29        2.26        1.55

NET ASSET VALUE, END OF PERIOD                                      $   18.44   $   21.31   $   25.91

TOTAL RETURN(a)                                                         (8.21)%    (10.00)%     12.76%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $   2,904   $   2,778   $   2,271
   Ratio of Net Expenses to Average Net Assets*                          1.61%       1.61%       1.59%
   Ratio of Net Investment Income (Loss) to Average Net Assets           1.23%       1.59%       1.80%
   Ratio of Gross Expenses to Average Net Assets*                        1.61%       1.61%       1.59%
   Portfolio Turnover Rate                                                115%        121%        103%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)     1999(b)     1998(b)
INCEPTION DATE                                                             --          --          --          --    11/29/93
Net Asset Value, Beginning of Period                                $   22.25   $   26.92   $   25.10   $   24.20   $   24.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.49        0.63        0.70        0.61        0.67
   Net Gains (Losses) on Investments (both
     realized and unrealized)                                           (1.90)      (2.85)       2.70        2.99        0.72
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (1.41)      (2.22)       3.40        3.60        1.39
LESS DISTRIBUTIONS
   Dividends (from net investment income)                                0.59        0.70        0.57        0.62        0.57
   Distributions (from capital gains)                                    0.91        1.75        1.01        2.08        0.78
TOTAL DISTRIBUTIONS                                                      1.50        2.45        1.58        2.70        1.35

NET ASSET VALUE, END OF PERIOD                                      $   19.34   $   22.25   $   26.92   $   25.10   $   24.20

TOTAL RETURN(a)                                                         (7.27)%     (9.10)%     14.06%      15.56%       6.10%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  78,294   $  82,850   $  70,334   $  62,714   $  51,802
   Ratio of Net Expenses to Average Net Assets*                          0.61%       0.62%       0.59%       0.62%       0.64%
   Ratio of Net Investment Income (Loss) to Average Net Assets           2.22%       2.59%       2.69%       2.41%       2.70%
   Ratio of Gross Expenses to Average Net Assets*                        0.61%       0.62%       0.59%       0.62%       0.64%
   Portfolio Turnover Rate                                                115%        121%        103%        109%        119%



GE HIGH YIELD FUND+



                                                                    CLASS C (LEVEL LOAD)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)     2000(b)
INCEPTION DATE                                                             --          --     9/30/99
Net Asset Value, Beginning of Period                                $    6.65   $    8.70   $    9.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.44        0.75        0.73
   Net Gains (Losses) on Investments (both realized
     and unrealized)                                                    (0.99)      (2.01)      (0.83)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (0.55)      (1.26)      (0.10)
LESS DISTRIBUTIONS FROM:
   Net Investment Income                                                 0.57        0.79        0.73
   Net Realized Gains                                                      --          --          --
TOTAL DISTRIBUTIONS                                                      0.57        0.79        0.73

NET ASSET VALUE, END OF PERIOD                                      $    5.53   $    6.65   $    8.70

TOTAL RETURN(a)                                                         (9.30)%    (15.33)%     (1.27)%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $     437   $     497   $   1,019
   Ratio of Net Expenses to Average Net Assets*                          1.80%       1.78%       1.72%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                           6.94%       9.51%       7.90%
   Ratio of Gross Expenses to Average Net Assets*                        1.93%       1.79%       1.76%
   Portfolio Turnover Rate                                                 42%         51%         35%

                                                                    CLASS Y (d)

YEARS ENDED SEPTEMBER 30                                              2002(b)     2001(b)      2000(b)    1999(b,h)
INCEPTION DATE                                                             --          --          --     12/31/98
Net Asset Value, Beginning of Period                                $    6.65   $    8.70   $    9.53    $   10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                          0.51        0.82        0.82         0.55
   Net Gains (Losses) on Investments (both realized
     and unrealized)                                                    (0.99)      (2.00)      (0.83)       (0.48)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          (0.48)      (1.18)      (0.01)        0.07
LESS DISTRIBUTIONS FROM:
   Net Investment Income                                                 0.64        0.87        0.82         0.54
   Net Realized Gains                                                      --          --          --           --
TOTAL DISTRIBUTIONS                                                      0.64        0.87        0.82         0.54

NET ASSET VALUE, END OF PERIOD                                      $    5.53   $    6.65   $    8.70    $    9.53

TOTAL RETURN(a)                                                         (8.38)%    (14.48)%     (0.26)%       0.71%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                         $  16,607   $  18,289   $  22,923    $  20,126
   Ratio of Net Expenses to Average Net Assets*                          0.80%       0.78%       0.71%        0.70%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets*                                                           8.01%      10.54%       8.79%        7.49%
   Ratio of Gross Expenses to Average Net Assets*                        0.91%       0.79%       0.77%        0.98%
   Portfolio Turnover Rate                                                 42%         51%         35%          27%

GE MONEY MARKET FUND


YEARS ENDED SEPTEMBER 30                                                2002(b)        2001         2000         1999         1998
INCEPTION DATE                                                               --          --           --           --       1/5/93
Net Asset Value, Beginning of Period                                  $    1.00   $    1.00    $    1.00    $    1.00    $    1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                            0.02        0.05         0.06         0.05         0.05
   Net Gains (Losses) on Investments (both realized and unrealized)          --          --           --           --           --
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                             0.02        0.05         0.06         0.05         0.05
LESS DISTRIBUTIONS:
   Dividends (from net investment income)                                  0.02        0.05         0.06         0.05         0.05
   Distributions (from capital gains)                                        --          --           --           --           --
TOTAL DISTRIBUTIONS                                                        0.02        0.05         0.06         0.05         0.05

NET ASSET VALUE, END OF PERIOD                                        $    1.00   $    1.00    $    1.00    $    1.00    $    1.00

TOTAL RETURN(a)                                                            1.68%       4.86%        5.81%        4.68%        5.23%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                           $ 255,169   $ 278,435    $ 268,886    $ 196,155    $ 153,665
   Ratio of Net Expenses to Average Net Assets*                            0.45%       0.49%        0.50%        0.49%        0.50%
   Ratio of Net Investment Income (Loss) to Average Net Assets*            1.69%       4.75%        5.69%        4.58%        5.11%
   Ratio of Gross Expenses to Average Net Assets*                          0.45%       0.50%        0.50%        0.50%        0.52%


NOTES TO FINANCIAL HIGHLIGHTS

   (a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISOR NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. DATA FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   (b)  PER SHARE DATA IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


   (c) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS C SHARES OF GE FUNDS WERE COMBINED WITH CLASS A SHARES. THE FISCAL YEAR ENDED SEPTEMBER 30, 1999 AND PRIOR YEARS' PER SHARE INFORMATION, TOTAL RETURN, AND RATIOS/SUPPLEMENTAL DATA REFLECT THE RELEVANT INFORMATION OF THE PREDECESSOR CLASS C SHARES FOR ALL FUNDS EXCEPT FOR THE GE VALUE EQUITY FUND, GE MID-CAP GROWTH FUND, GE GOVERNMENT SECURITIES FUND AND GE TAX-EXEMPT FUND WHERE THE RELEVANT INFORMATION FOR CLASS A SHARES WERE RETAINED. ALSO SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS CONTAINED IN THE ANNUAL REPORT.


   (d) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS D SHARES WERE RENAMED CLASS Y SHARES.


   (e)  FOR THE PERIOD APRIL 28, 2000 (INCEPTION) THROUGH SEPTEMBER 30, 2000.

   (f)  LESS THAN $0.01 PER SHARE.

   (g)  FOR THE PERIOD JANUARY 5, 1998 (INCEPTION) THROUGH SEPTEMBER 30, 1998.

   (h)  FOR THE PERIOD DECEMBER 31, 1998 (INCEPTION) THROUGH SEPTEMBER 30, 1999.

   (i)  FOR THE PERIOD JANUARY 29, 1999 (INCEPTION) THROUGH SEPTEMBER 30, 1999.

   (j) AS A RESULT OF THE TIMING OF PURCHASES AND SALES OF FUND SHARES, PER SHARE AMOUNTS DO NOT ACCORD WITH AGGREGATE AMOUNTS APPEARING IN THE STATEMENTS OF OPERATIONS.


   *    ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

   **   LESS THAN 0.01%.


   + EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY CEASE ALL
        OPERATIONS.

                      [This Page intentionally left blank.]

                      [This Page intentionally left blank.]

GE FUNDS

PROSPECTUS

IF YOU WISH TO KNOW MORE

YOU WILL FIND ADDITIONAL INFORMATION ABOUT THE GE FUNDS IN THE FOLLOWING
DOCUMENTS:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS: These reports detail the Funds' actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds' last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Funds. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE FUNDS

YOU MAY OBTAIN A FREE COPY OF THE SAI OR THE FUNDS' ANNUAL/SEMI-ANNUAL REPORT AND MAKE SHAREHOLDER INQUIRIES BY CONTACTING:

GE Investment Distributors, Inc.
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904

TELEPHONE 1-800-242-0134

WEBSITE http://www.gefn.com/mutualfunds

INVESTMENT ADVISER

GE Asset Management Incorporated
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904

TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD/SIPC

                  Investment Company Act file number: 811-7142

GEF-PRO-1

                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 29, 2003


GE FUNDS

3003 Summer Street, Stamford, Connecticut 06905
For information, call (800) 242-0134

*  GE U.S. Equity Fund                   *  GE Premier Research Equity Fund
*  GE Value Equity Fund                  *  GE Premier International Equity Fund
*  GE Mid-Cap Growth Fund                *  GE Premier Value Equity Fund
*  GE Mid-Cap Value Equity Fund          *  GE International Fixed Income Fund
*  GE Small-Cap Growth Equity Fund       *  GE Fixed Income Fund
*  GE Small-Cap Value Equity Fund        *  GE Government Securities Fund
*  GE S&P 500 Index Fund                 *  GE Short-Term Government Fund
*  GE Global Equity Fund                 *  GE Tax-Exempt Fund
*  GE International Equity Fund          *  GE High Yield Fund
*  GE Europe Equity Fund                 *  GE Strategic Investment Fund
*  GE Premier Growth Equity Fund         *  GE Money Market Fund


          This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of GE Funds (the "Trust") dated January 29, 2003 (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above ("Funds") may be obtained without charge by calling the Trust at the telephone number listed above. The Trust's financial statements for the fiscal year ended September 30, 2002 and the Auditor's Report thereon are incorporated by reference to the Trust's Annual Report. In addition, the annual report dated October 31, 1996 for certain Investor Trust Funds which are predecessor funds to the GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund, and GE Government Securities Fund is incorporated herein by reference. Each of these Reports may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

                                TABLE OF CONTENTS

                                                                        PAGE
Investment Strategies and Risks                                           3
Investment Restrictions                                                  51
Portfolio Transactions and Turnover                                      57
Management of the Trust                                                  62
Purchase, Redemption and Exchange of Shares                              76
Net Asset Value                                                          90
Dividends, Distributions and Taxes                                       91
The Funds' Performance                                                  103
Principal Stockholders                                                  106
Fund History and Additional Information                                 125
Financial Statements                                                    127
Appendix                                                                A-1

                         INVESTMENT STRATEGIES AND RISKS

          The Prospectus discusses the investment objectives and principal investment strategies of the following diversified open-end Funds: GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Value Equity Fund (the "Value Equity Fund"), GE Mid-Cap Growth Fund (the "Mid-Cap Growth Fund"), GE Mid-Cap Value Equity Fund (the "Mid-Cap Value Fund"), GE Small-Cap Value Equity Fund (the "Small-Cap Value Fund"), GE S&P 500 Index Fund ("S&P 500 Index Fund"),(1) GE Global Equity Fund (the "Global Fund"), GE International Equity Fund (the "International Fund"), GE Europe Equity Fund (the "Europe Fund"), GE Premier Growth Equity Fund (the "Premier Fund"), GE Premier Research Equity Fund ("Premier Research Fund"), GE Premier International Equity Fund ("Premier International Fund"), GE Premier Value Equity Fund ("Premier Value Fund"), GE Fixed Income Fund (the "Income Fund"), GE Government Securities Fund (the "Government Securities Fund"), GE Short-Term Government Fund (the "Short-Term Government Fund"), GE Tax-Exempt Fund (the "Tax-Exempt Fund"), GE High Yield Fund (the "High Yield Fund"), GE Strategic Investment Fund (the "Strategic Fund") and GE Money Market Fund (the "Money Market Fund"). GE International Fixed Income Fund (the "International Income Fund") and GE Small-Cap Growth Equity Fund (the "Small-Cap Growth Fund"), each an additional series of the Trust, are not currently offered by the Trust.

          U.S. EQUITY FUND. The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

----------
(1) The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          VALUE EQUITY FUND. The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of large capitalization companies which GE Asset Management Incorporated ("GEAM"), the Fund's Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

          MID-CAP GROWTH FUND. The investment objective of the Mid-Cap Growth Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes have the potential for above-average growth.

          MID-CAP VALUE FUND. The investment objective of the Mid-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

          SMALL-CAP VALUE FUND. The investment objective of the Small-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.

          S&P 500 INDEX FUND. The investment objective of the S&P 500 Index Fund is growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor's 500 Composite Stock Index (the "Index"). The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of companies contained in the Index, measured at the time of investment.


     THE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE S&P 500 INDEX FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT FEBRUARY 28, 2003.

     EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.


          GLOBAL FUND. The investment objective of the Global Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in a portfolio of securities issued by companies located in developed and developing countries throughout the world. Although the Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of the Fund's assets are invested in the aggregate in no fewer than three different countries.




          INTERNATIONAL FUND. The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal market conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEAM to have a potential for superior growth in sales and earnings.

          EUROPE FUND. The investment objective of the Europe Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to Europe, as defined in the Prospectus and measured at the time of investment.


     THE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE EUROPE FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT FEBRUARY 28, 2003.

     EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.


          PREMIER FUND. The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.


          PREMIER RESEARCH FUND. The investment objective of the Premier Research Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment.


          PREMIER INTERNATIONAL FUND. The investment objective of the Premier International Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies located in developed and developing countries other than the United States.


          PREMIER VALUE FUND. The investment objective of the Premier Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in companies that GEAM, the Fund's investment adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

          INCOME FUND. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.

          GOVERNMENT SECURITIES FUND. The investment objective of the Government Securities Fund is a high level of current income consistent with safety of principal. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment. The Fund may adopt a temporary defensive position by investing more heavily in cash or high-quality money market instruments due to prevailing market or economic conditions.

          SHORT-TERM GOVERNMENT FUND. The investment objective of the Short-Term Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment. The Fund may invest in repurchase agreements secured by Government Securities.

          TAX-EXEMPT FUND. The investment objective of the Tax-Exempt Fund is to seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital. The Tax-Exempt Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative minimum tax. This percentage limitation is measured at the time of investment. Under normal market conditions, the Fund may hold up to 10% of its total assets in cash or money market instruments, including taxable money market instruments.

          HIGH YIELD FUND. The investment objective of the High Yield Fund is to seek above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds"). This percentage limitation is measured at the time of investment.


     THE FUNDS' BOARD OF TRUSTEES APPROVED A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION FOR THE HIGH YIELD FUND PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED AND ITS ASSETS DISTRIBUTED ON A PRO RATA BASIS TO EXISTING SHAREHOLDERS. LIQUIDATION OF THE FUND IS EXPECTED TO OCCUR ON OR ABOUT FEBRUARY 28, 2003.

     EFFECTIVE DECEMBER 20, 2002, THE FUND WAS CLOSED TO ALL NEW PURCHASES AND INCOMING EXCHANGES, WITH THE EXCEPTION OF EXISTING 401k PLAN PARTICIPANTS AND CERTAIN ASSET ALLOCATION FUNDS. EFFECTIVE ON OR ABOUT FEBRUARY 28, 2003, THE FUND EXPECTS TO HAVE LIQUIDATED ALL FUND ASSETS AND WILL COMPLETELY STOP OFFERING SHARES AND CEASE ALL OPERATIONS.


          The portfolio management team of the High Yield Fund seek to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with imbedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the Fund to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

          The maturity and duration structure of the Fund is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustment made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategies lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

          The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the portfolio managers, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the portfolio management team's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk. In addition, the Fund may invest in securities of issuers located in emerging markets based on the portfolio management teams evaluation of both short- and long-term international economic trends and the individual emerging market securities.

          STRATEGIC FUND. The investment objective of the Strategic Fund is to maximize total return. The Fund seeks to achieve this objective by investing following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

          GEAM has broad latitude in selecting the classes of investments to which the Strategic Fund's assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

          MONEY MARKET FUND. The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) Government Securities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

                                    * * * * *

          Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

          The following tables summarize the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management Incorporated. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated technique.

                                                                                                     PURCHASING
                                                                                        PURCHASING       AND
                                                              RESTRICTED   STRUCTURED      AND         WRITING
                                                   REVERSE       AND           AND        WRITING    SECURITIES
                                     REPURCHASE  REPURCHASE    ILLIQUID      INDEXED    SECURITIES      INDEX
                          BORROWING  AGREEMENTS  AGREEMENTS   SECURITIES   SECURITIES     OPTIONS      OPTIONS
-------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund            33.33%      Yes          No           Yes          No           Yes          Yes

Value Equity Fund           33.33%      Yes          Yes          Yes          No           Yes          Yes

Mid-Cap Growth Fund         33.33%      Yes          No           Yes          No           Yes          Yes

Mid-Cap Value Equity
Fund                        33.33%      Yes          No           Yes          Yes          Yes          Yes

Small-Cap Value
Equity Fund                 33.33%      Yes          Yes          Yes          No           Yes          Yes

S&P 500 Index Fund          33.33%      Yes          Yes          Yes          No           Yes          Yes

Global Equity Fund          33.33%      Yes          No           Yes          No           Yes          Yes

International Equity
Fund                        33.33%      Yes          No           Yes          No           Yes          Yes

Europe Equity Fund          33.33%      Yes          Yes          Yes          Yes          Yes          Yes

Premier Growth
Equity Fund                 33.33%      Yes          No           Yes          No           Yes          Yes

Premier Research
Equity Fund                 33.33%      Yes          Yes          Yes          No           Yes          Yes

Premier
International Equity
Fund                        33.33%      Yes          Yes          Yes          No           Yes          Yes

Premier Value Equity
Fund                        33.33%      Yes          Yes          Yes          No           Yes          Yes

Fixed Income Fund           33.33%      Yes          No           Yes          Yes          Yes          Yes

Government
Securities Fund             33.33%      Yes          Yes          Yes          Yes          Yes          Yes

Short-Term
Government Fund             33.33%      Yes          No           Yes          Yes          Yes          Yes

                                                                                                     PURCHASING
                                                                                        PURCHASING       AND
                                                              RESTRICTED   STRUCTURED      AND         WRITING
                                                   REVERSE       AND           AND        WRITING    SECURITIES
                                    REPURCHASE   REPURCHASE    ILLIQUID      INDEXED    SECURITIES      INDEX
                        BORROWING   AGREEMENTS   AGREEMENTS   SECURITIES   SECURITIES     OPTIONS      OPTIONS
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                10%      Yes          Yes          Yes          No           Yes          Yes

High Yield Fund             33.33%      Yes          Yes          Yes          Yes          Yes          Yes

Strategic Investment
Fund                        33.33%      Yes          No           Yes          Yes          Yes          Yes

Money Market Fund           33.33%      Yes          Yes          No           No           No            No

                                                                                   MAXIMUM
                                                                                  INVESTMENT                   WHEN-
                          FUTURES                                   MAXIMUM       IN BELOW-       MAXIMUM    ISSUED AND
                            AND         FORWARD     OPTIONS ON     INVESTMENT     INVESTMENT    INVESTMENT    DELAYED
                        OPTIONS ON     CURRENCY       FOREIGN        IN DEBT      GRADE DEBT    IN FOREIGN    DELIVERY
                          FUTURES    TRANSACTIONS   CURRENCIES     SECURITIES     SECURITIES    SECURITIES   SECURITIES
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund            Yes           Yes           Yes           20%             5%            15%*         Yes

Value Equity Fund           Yes           Yes           Yes           20%             5%            25%*         Yes

Mid-Cap Growth Fund         Yes           Yes           Yes      35% (maximum    10% in BB or       35%*         Yes
                                                                 of 25% in BBB   B by S&P or
                                                                 by S&P,  Baa    BA or B by
                                                                 by Moody's or   Moody's or
                                                                 equivalent)     equivalent

Mid-Cap Value               Yes           Yes           Yes           20%        15% in             15%*         Yes
Equity Fund                                                                      securities
                                                                                 rated BBB or
                                                                                 below by S&P
                                                                                 or Baa or
                                                                                 below by
                                                                                 Moody's or
                                                                                 equivalent

Small-Cap Value             No            No            No            20%            10%            10%*         Yes
Equity Fund

S&P 500 Index Fund          Yes           Yes           Yes           20%             5%            35%*         Yes

Global Equity Fund          Yes           Yes           Yes           20%             5%           100%          Yes

International               Yes           Yes           Yes           20%             5%           100%          Yes
Equity Fund

Europe Equity Fund          Yes           Yes           Yes           20%            15%           100%          Yes

Premier Growth              Yes           Yes           No            20%             5%            25%*         Yes
Equity Fund

Premier Research            Yes           Yes           No            20%             5%            25%*         Yes
Equity Fund

Premier                     Yes           Yes           Yes           20%             5%           100%          Yes
International
Equity Fund

Premier Value               Yes           Yes           Yes           20%             5%            25%*         Yes
Equity Fund

Fixed Income Fund           Yes           Yes           Yes      100% (maximum   10% in BB or       35%*         Yes
                                                                 of 25% in BBB   B by S&P or
                                                                 by S&P or Baa   Ba or B by
                                                                 by Moody's or   Moody's or
                                                                 equivalent)     equivalent

Government                  Yes           Yes           Yes      100% (maximum       None           35%*         Yes
Securities Fund                                                  of 10% in BBB
                                                                 by S&P or Baa
                                                                 by Moody's or
                                                                 equivalent;
                                                                 maximum of 25%
                                                                 in A or lower
                                                                 by S&P,
                                                                 Moody's or
                                                                 equivalent)

                                                                                   MAXIMUM
                                                                                  INVESTMENT                   WHEN-
                          FUTURES                                   MAXIMUM       IN BELOW-       MAXIMUM    ISSUED AND
                            AND         FORWARD     OPTIONS ON     INVESTMENT     INVESTMENT    INVESTMENT    DELAYED
                        OPTIONS ON     CURRENCY       FOREIGN        IN DEBT      GRADE DEBT    IN FOREIGN    DELIVERY
                          FUTURES    TRANSACTIONS   CURRENCIES     SECURITIES     SECURITIES    SECURITIES   SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Short-Term                  Yes           Yes           Yes          100%            None           35%*         Yes
Government Fund

Tax-Exempt Fund             Yes           No            No       100% (maximum   5% in debt        None          Yes
                                                                 of 10% in BBB   downgraded
                                                                 by S&P or Baa   below
                                                                 by Moody's or   investment
                                                                 equivalent)     grade
                                                                                 subsequent
                                                                                 to purchase

High Yield Fund             Yes           Yes           Yes          100%            100%           35%*         Yes

Strategic Fund              Yes           Yes           Yes      100% (maximum   10% in BB or       30%*         Yes
                                                                 of 25% in BBB   B by S&P or
                                                                 by S&P or Baa   Ba or B by
                                                                 by Moody's or   Moody's or
                                                                 equivalent)     equivalent

Money Market Fund           No            No            No           100%            None           25%*         Yes


* This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

                                                     DEBT                   SECURITIES OF                            PARTICIPATION
                          LENDING               OBLIGATIONS OF                  OTHER                  FLOATING AND   INTERESTS IN
                         PORTFOLIO   RULE 144A   SUPRANATIONAL  DEPOSITARY    INVESTMENT   MUNICIPAL  VARIABLE RATE    MUNICIPAL
                        SECURITIES  SECURITIES      AGENCIES     RECEIPTS       FUNDS        LEASES    INSTRUMENTS    OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund            Yes         Yes          Yes            Yes          No            No           No*            No

Value Equity Fund           Yes         Yes          Yes            Yes          Yes           No           No*            No

Mid-Cap Growth
Fund                        Yes         Yes          Yes            Yes          Yes           No           No*            No

Mid-Cap Value
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Small-Cap Value
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

S&P 500 Index
Fund                        Yes         Yes          Yes            Yes          Yes           No           No*            No

Global Equity
Fund                        Yes         Yes          Yes            Yes          Yes           No           No*            No

International
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Europe Equity
Fund                        Yes         Yes          Yes            Yes          Yes           No           Yes            No

Premier Growth
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Premier Research
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Premier
International
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Premier Value
Equity Fund                 Yes         Yes          Yes            Yes          Yes           No           No*            No

Fixed Income Fund           Yes         Yes          Yes            Yes          Yes           No           Yes            No
Government

Securities Fund             Yes         Yes          Yes            Yes          Yes           No           Yes            No

Short-Term
Government Fund             Yes         Yes          Yes            Yes          Yes           No           Yes            No

Tax-Exempt Fund             Yes         Yes          Yes            No           Yes           Yes          Yes            Yes

High Yield Fund             Yes         Yes          Yes            Yes          Yes           No           Yes            No

                                                     DEBT                   SECURITIES OF                            PARTICIPATION
                          LENDING               OBLIGATIONS OF                  OTHER                  FLOATING AND   INTERESTS IN
                         PORTFOLIO   RULE 144A   SUPRANATIONAL  DEPOSITARY    INVESTMENT   MUNICIPAL  VARIABLE RATE    MUNICIPAL
                        SECURITIES  SECURITIES      AGENCIES     RECEIPTS       FUNDS        LEASES    INSTRUMENTS    OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
Strategic Fund              Yes         Yes          Yes            Yes          Yes           Yes          Yes            Yes

Money Market
Fund                        Yes         Yes          Yes            No           No            No           Yes            No


* Excludes commercial paper and notes with variable and floating rates of interest.

                                                                                         ASSET-
                                                                                         BACKED
                                                   CUSTODIAL    MORTGAGE   GOVERNMENT  SECURITIES
                                                   RECEIPTS      RELATED    STRIPPED       AND                 SHORT
                           ZERO       MUNICIPAL       ON       SECURITIES   MORTGAGE   RECEIVABLE  MORTGAGE    SALES
                          COUPON     OBLIGATIONS   MUNICIPAL    INCLUDING   RELATED      -BACKED    DOLLAR    AGAINST
                        OBLIGATIONS   COMPONENTS  OBLIGATIONS     CMOS     SECURITIES  SECURITIES    ROLLS    THE BOX
-----------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund             Yes          No           No          Yes         No          No          No       No

Value Equity Fund            No           No           No          Yes         No          No          No       Yes

Mid-Cap Growth Fund          No           No           No          Yes         No          No          No       Yes

Mid-Cap Value Equity
Fund                         Yes          No           No          Yes         No          No          No       Yes

Small-Cap Value
Equity Fund                  No           No           No          Yes         No          No          No       Yes

S&P 500 Index Fund           No           No           No          Yes         No          No          No       No

Global Equity Fund           No           No           No          Yes         No          No          No       Yes

International Equity
Fund                         No           No           No          Yes         No          No          No       Yes

Europe Equity Fund           No           No           No          Yes         No          No          No       Yes

Premier Growth Equity
Fund                         No           No           No          Yes         No          No          No       No

Premier Research
Equity Fund                  No           No           No          Yes         No          No          No       No

Premier International
Equity Fund                  No           No           No          Yes         No          No          No       Yes

Premier Value Equity
Fund                         No           No           No          Yes         No          No          No       Yes

Fixed Income Fund            Yes          No           No          Yes         Yes         Yes         Yes      No

Government Securities
Fund                         Yes          No           No          Yes         Yes         Yes         Yes      Yes

Short-Term Government
Fund                         Yes          No           No          Yes         Yes         Yes         Yes      No

Tax-Exempt Fund              Yes          Yes          Yes         Yes         No          No          No       Yes

High Yield Fund              Yes          No           No          Yes         Yes         Yes         Yes      Yes

                                                                                         ASSET-
                                                                                         BACKED
                                                   CUSTODIAL    MORTGAGE   GOVERNMENT  SECURITIES
                                                   RECEIPTS      RELATED    STRIPPED       AND                 SHORT
                           ZERO       MUNICIPAL       ON       SECURITIES   MORTGAGE   RECEIVABLE  MORTGAGE    SALES
                          COUPON     OBLIGATIONS   MUNICIPAL    INCLUDING   RELATED      -BACKED    DOLLAR    AGAINST
                        OBLIGATIONS   COMPONENTS  OBLIGATIONS     CMOS     SECURITIES  SECURITIES    ROLLS    THE BOX
-----------------------------------------------------------------------------------------------------------------------
Strategic Fund               Yes          Yes          Yes         Yes         Yes         Yes         Yes      No

Money Market Fund            No           No           No          Yes         No          Yes         No       No


          MONEY MARKET FUND INVESTMENTS. The Money Market Fund limits its portfolio investments to securities that the Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" means securities rated by the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

          The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, "Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GE Asset Management Incorporated ("GEAM") in accordance with procedures established by the Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund's total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under "Net Asset Value." The Fund also may hold liquid Rule 144A Securities (see "Restricted and Other Illiquid Securities").

          MONEY MARKET INSTRUMENTS. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the "Investment Fund"), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

          Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through
(vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% (5% in the case of the Tax-Exempt Fund) of its assets in the Investment Fund.

          Each of the Funds may invest in the following types of Government
Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government

Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Manager(2) determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

          Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by Standard & Poor's ("S&P") or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Tax-Exempt Fund and the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's assets.

          TEMPORARY DEFENSIVE POSITIONS. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund other than the S&P 500 Index Fund, a temporary defensive posture and
(i) without limitation hold cash and/or invest in money market instruments, or
(ii) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Fund may invest in fixed income securities without limitation.

          BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign

----------

(2) As used in this SAI, the term "Investment Manager" shall refer to GEAM, the Funds' investment adviser and administrator, SSgA Funds Management, Inc., Palisade Capital Management, L.L.C. or Morgan Stanley Investments LP, the sub-advisers to the S&P 500 Index Fund, the Small-Cap Value Fund and the High Yield Fund respectively.

economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

          A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

          DEBT INSTRUMENTS. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          RATINGS AS INVESTMENT CRITERIA. The ratings of "NRSROs" such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          CERTAIN INVESTMENT-GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

          BELOW INVESTMENT-GRADE DEBT SECURITIES. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Below investment-grade and comparable unrated securities (collectively referred to as "below investment-grade" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

          The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.

          REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

          Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

          A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

          A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

          RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% (10% in the case of the Tax-Exempt
Fund) of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

          Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.


          RULE 144A SECURITIES. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager's implementation of the standards and procedures.


          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.




          Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

          When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          WARRANTS. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

          SMALLER CAPITALIZATION COMPANIES. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

          FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

          DEPOSITARY RECEIPTS. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.




          CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

          DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% (5% in the case of the Tax-Exempt Fund) of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

          If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees (the "Board") must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

          SECURITIES OF OTHER INVESTMENT COMPANIES. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

          PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

          COVERED OPTION WRITING. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

          The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

          The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

          So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

          A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.


          Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the NASD, Inc. and by requirements of the

Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.





          A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          SECURITIES INDEX OPTIONS. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

          A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

          The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

          The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

          Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

          OVER-THE-COUNTER ("OTC") OPTIONS. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          FUTURES AND OPTIONS ON FUTURES. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

          An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

          A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

          No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.


          If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.


          An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

          The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the Investment Manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the Investment Manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

          FORWARD CURRENCY TRANSACTIONS. Certain Funds, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

          Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

          Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

          In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

          The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if , as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

          In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager's special skills and experience with respect to those instruments and will usually depend upon the Investment Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

          The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

          OPTIONS ON FOREIGN CURRENCIES. Certain Funds, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. A Fund with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund's options on foreign currencies to 5% of the value of the Fund's total assets.

          Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

          Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.


          INTEREST RATE SWAPS AND CURRENCY SWAPS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes. The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.


          STRUCTURED AND INDEXED SECURITIES. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

          MORTGAGE RELATED SECURITIES. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

          Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHMLC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHMLC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHMLC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHMLC.

          Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

          Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

          Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds' net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

          Collateralized mortgage related securities ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

          Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

          SUPRANATIONAL AGENCIES. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and

Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

          MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund and Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

          Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

          Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Trust will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

          The Strategic Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

          MUNICIPAL OBLIGATION COMPONENTS. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

          MUNICIPAL LEASES. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state personal income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

          Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

          Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

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          To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

          The Strategic Fund intends to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

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          FLOATING AND VARIABLE RATE INSTRUMENTS. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

          The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

          Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

          Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of Municipal Obligations. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

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          PARTICIPATION INTERESTS. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

          ZERO COUPON OBLIGATIONS. Certain Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          The Tax-Exempt Fund, the Short-Term Government Fund, the High Yield Fund and the Strategic Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

          CUSTODIAL RECEIPTS. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

          GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHMLC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHMLC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

          Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds' not fully recovering their initial investment in an interest-only government stripped mortgage related security. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds' investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

          ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARs(SM)") and interests in pools of credit card receivables. CARs(SM) represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

          An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds' investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.




          MORTGAGE DOLLAR ROLLS. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar
(same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

          For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

          SHORT SALES AGAINST THE BOX. Certain Funds may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

          WEBS AND OTHER INDEX-RELATED SECURITIES. Certain Funds may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Certain Funds may invest in Standard & Poor's Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

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                             INVESTMENT RESTRICTIONS

          Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

ALL FUNDS EXCEPT THE TAX-EXEMPT FUND:

          The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of all the Funds, except the Tax-Exempt Fund. Investment restrictions 11 through 18 are not fundamental policies and may be changed by a vote of the Board at any time.

          1. No Fund may borrow money, except that the Small-Cap Growth Fund, Small-Cap Value Fund, the Value Equity Fund, the Europe Fund, the High Yield Fund, the Government Securities Fund, the Money Market Fund, the S&P 500 Index Fund, the Premier Research Fund, the Premier International Fund and the Premier Value Fund, may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

          2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

          3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation, and (b) the Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

          4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

          5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction.

          6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

          7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

          8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

          9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

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

          10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in the Prospectus.

          11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Fund may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

          12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

          13. No Fund may invest in companies for the purpose of exercising control or management.

          14. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

          15. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

          16. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"), that have been determined to be liquid by the Board based upon the trading markets for the securities.

          17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

          18. Each of the Funds, with the exception of the Strategic Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

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THE TAX-EXEMPT FUND:

          Investment restrictions numbered 1 through 9 below have been adopted by the Trust as fundamental policies of the Tax-Exempt Fund. Investment restrictions 10 through 16 are not fundamental policies and may be changed by a vote of the Board at any time. The Tax-Exempt Fund may not:

          1. Purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

          2. Invest more than 5% of its total assets in the securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities, and options thereon).

          3. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

          4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

          5. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Tax-Exempt Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interest in real estate securing an issuer's obligations, in the event of a default by that issuer.

          6. Invest in commodities, except that the Tax-Exempt Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

          7. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund's net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund's total assets shall constitute secured "loans" by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

          8. Invest more than 25% of the value of the Tax-Exempt Fund's total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include
(a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

          9. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Tax-Exempt Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Tax-Exempt Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          10. Invest in the securities of an issuer for the purpose of exercising control or management, but the Tax-Exempt Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          11. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Tax-Exempt Fund's assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

          12. Purchase restricted securities if more than 10% of the total assets of the Tax-Exempt Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

          13. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

          14. Make short sales of securities, unless the Tax-Exempt Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

          15. Purchase any security while borrowings representing more than 5% of the Tax-Exempt Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

          16. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

NOTES TO INVESTMENT RESTRICTIONS

          With respect to investment restriction No. 12 (No. 11 in the case of the Tax-Exempt Fund), investments by the Funds (other than the Money Market
Fund) in the Investment Fund is not considered an investment in another investment company for purposes of this restriction.

          The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction No. 5 (No. 8 in the case of the Tax-Exempt Fund), the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

          Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


The following table shows the total amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Investment Manager's outlook.



                               YEAR ENDED SEPTEMBER     YEAR ENDED SEPTEMBER      YEAR ENDED SEPTEMBER
FUND                                 30, 2002                 30, 2001                  30, 2000
------------------------------------------------------------------------------------------------------
U.S. Equity                         $  668,087               $  938,843                $  810,600
------------------------------------------------------------------------------------------------------
Premier Growth                      $  181,267               $  155,865                $  137,222
------------------------------------------------------------------------------------------------------
Value Equity                        $   86,097               $  134,793                $  106,307
------------------------------------------------------------------------------------------------------
Mid-Cap Growth                      $   63,552               $   64,239                $  100,415
------------------------------------------------------------------------------------------------------
Mid-Cap Value                       $   23,408               $   48,345                $   19,737
------------------------------------------------------------------------------------------------------
Small-Cap Value                     $  525,309               $  460,418                $  403,930
------------------------------------------------------------------------------------------------------
Global Equity                       $   70,421               $  112,344                $  206,552
------------------------------------------------------------------------------------------------------
International Equity                $  107,539               $  154,281                $  266,692
------------------------------------------------------------------------------------------------------
Europe Equity                       $   39,875               $   46,702                $  108,551
------------------------------------------------------------------------------------------------------
Strategic Investment                $  111,808               $  139,856                $  142,994
------------------------------------------------------------------------------------------------------

                               YEAR ENDED SEPTEMBER     YEAR ENDED SEPTEMBER      YEAR ENDED SEPTEMBER
FUND                                 30, 2002                 30, 2001                  30, 2000
------------------------------------------------------------------------------------------------------
Premier Research Equity             $   25,077               $   34,853                $   13,247
------------------------------------------------------------------------------------------------------
Premier International Equity        $   13,600               $   23,691                $   18,881
------------------------------------------------------------------------------------------------------
Premier Value Equity                $   23,385               $   35,267                $   12,056
------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  $    4,291               $    2,062                $    1,602
------------------------------------------------------------------------------------------------------


          In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the most favorable terms available under the circumstances ("best execution"). In assessing the overall terms available to ensure best execution for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Investment Manager in servicing that Fund as well as all of the Investment Manager's accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, the Investment Manager may consider sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.


          The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal period ended September 30, 2002. Funds that are not listed paid no brokerage commissions to firms that provided such services.



                              COMMISSIONS PAID TO FIRMS                  TOTAL AMOUNT OF
                              FOR BROKERAGE AND RESEARCH           TRANSACTIONS FOR BROKERAGE
FUND                          SERVICES                                AND RESEARCH SERVICES
-------------------------------------------------------------------------------------------
U.S. Equity                          $     83,094                         $ 64,739,744
-------------------------------------------------------------------------------------------
Premier Growth                       $     17,656                         $ 11,804,535
-------------------------------------------------------------------------------------------
Value Equity                         $     12,281                         $  9,835,844
-------------------------------------------------------------------------------------------
Mid-Cap Growth                       $      3,730                         $  3,079,038
-------------------------------------------------------------------------------------------
Mid-Cap Value                        $      3,981                         $  2,357,862
-------------------------------------------------------------------------------------------
Small-Cap Value*                     $      4,485                         $    963,066
-------------------------------------------------------------------------------------------
Global Equity                        $      9,739                         $  6,824,539
-------------------------------------------------------------------------------------------
International Equity                 $     14,127                         $  7,262,995
-------------------------------------------------------------------------------------------
Europe Equity                        $      3,360                         $  1,732,165
-------------------------------------------------------------------------------------------
Strategic Investment                 $     14,738                         $  8,573,601
-------------------------------------------------------------------------------------------
Premier Research                     $      1,866                         $  1,833,687
-------------------------------------------------------------------------------------------
Premier International                $      2,478                         $  1,296,261
-------------------------------------------------------------------------------------------
Premier Value                        $      6,379                         $  3,931,337
-------------------------------------------------------------------------------------------



*   For the period June 1, 2002 through September 30, 2002.


          The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

          The Investment Manager may select broker-dealers who are affiliated with the Trust or the Investment Manager. All brokerage commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.


          Certain of the Fund's investment strategies may result in a Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The Investment Manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the Investment Manager's outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions. The following table provides the portfolio turnover rates for each Fund for the fiscal periods ended September 30, 2002 and September 30, 2001.

                                               PORTFOLIO TURNOVER FOR                  PORTFOLIO TURNOVER FOR
FUND                                            PERIOD ENDED 9/30/02                    PERIOD ENDED 9/30/01
--------------------------------------------------------------------------------------------------------------
U.S. Equity                                              41%                                     53%

Premier Growth                                           19%                                     20%

Value Equity                                             39%                                     52%

Mid-Cap Growth                                           48%                                     51%

Mid-Cap Value                                            36%                                    101%

Small-Cap Value                                         138%                                    146%

Global Equity                                            51%                                     62%

International Equity                                     53%                                     68%

Europe Equity                                            65%                                     61%

Fixed Income                                            308%                                    270%

Government Securities                                   182%                                    189%

Short-Term Government                                    42%                                     79%

Tax-Exempt                                               32%                                     12%

High Yield                                               42%                                     51%

Strategic Investment                                    115%                                    121%

Money Market                                            N/A                                     N/A

Premier Research                                         96%                                    127%

Premier International                                    66%                                     58%

Premier Value                                            60%                                     96%

S&P 500 Index                                             9%                                      5%

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

          The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

          The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an "interested person" is 3003 Summer Street, Stamford, Connecticut 06905.

                   INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                       POSITION(S)     TERM OF OFFICE                                       FUND COMPLEX
  NAME, ADDRESS         HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS HELD
     AND AGE              FUND          TIME SERVED               PAST 5 YEARS                TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Michael J.        Chairman of      Until successor    President, GE Asset Management          63         Chairman of the Board,
    Cosgrove          the Board        is elected and    Services division ("GEAMS") of                         Chief Executive
       53           and President      qualified - 9         GE Financial Assurance                          Officer and President
                                           years           Holdings, Inc., an indirect                         of GE Investment
                                                           wholly-owned subsidiary of                        Distributors, Inc., a
                                                            General Electric Company                              registered
                                                          ("GE"), since February 1997;                       broker-dealer, since
                                                           Vice President, GE Capital                        1993; Chairman of the
                                                            Corporation, an indirect                            Board and Chief
                                                         wholly-owned subsidiary of GE,                      Executive Officer of
                                                         since December 1999; Executive                          GE Retirement
                                                          Vice President - Mutual Funds                      Services, Inc., since
                                                             of GEAM, a wholly-owned                         1998; Chairman of the
                                                            subsidiary of GE that is                        Board and President of
                                                           registered as an investment                         GE Institutional
                                                          adviser under the Investment                        Funds, GE LifeStyle
                                                            Advisers Act of 1940, as                             Funds and GE
                                                           amended, since March 1993;                         Investments Funds,
                                                           Director of GEAM since 1988                         Inc. since 1997;
                                                                                                               Trustee of Elfun
                                                                                                              Funds, GE Savings &
                                                                                                              Security Funds and
                                                                                                               General Electric
                                                                                                              Pension Trust since
                                                                                                             1988; Chairman of the
                                                                                                                Board and Chief
                                                                                                             Executive Officer of
                                                                                                               GE Private Asset
                                                                                                            Management Funds, Inc.
                                                                                                               (formerly Centurion
                                                                                                               Funds, Inc.) since
                                                                                                                 December 2001;
                                                                                                              Director of Centurion
                                                                                                               Capital Management
                                                                                                                Corp., Centurion
                                                                                                             Capital Group Inc., GE
                                                                                                                 Financial Trust
                                                                                                               Company, Centurion
                                                                                                               Financial Advisers
                                                                                                              Inc., Centurion-Hinds
                                                                                                              Investment Management
                                                                                                                    Corp. and
                                                                                                                 Centurion-Hesse
                                                                                                              Investment Management
                                                                                                              Corp. since December
                                                                                                                     2001.

 Alan M. Lewis        Trustee and      Until successor      Executive Vice President,            63           Trustee and Executive
       56              Executive        is elected and    General Counsel and Secretary                       Vice President of GE
                         Vice           qualified - 9          of GEAM since 1987                              Institutional Funds
                       President            years                                                            and GE LifeStyle Funds
                                                                                                              since 1997. Director
                                                                                                                of GE Investments
                                                                                                                Funds, Inc. since
                                                                                                             2001; Trustee of Elfun
                                                                                                               Funds, GE Savings &
                                                                                                               Security Funds and
                                                                                                                General Electric
                                                                                                               Pension Trust since
                                                                                                                      1987.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                       TERM OF OFFICE                                       FUND COMPLEX
  NAME, ADDRESS     POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    OTHER DIRECTORSHIPS HELD
     AND AGE            WITH FUND       TIME SERVED               PAST 5 YEARS                 TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Robert Herlihy       Treasurer            Until         Manager of Fund Administration         N/A                   N/A
       35                              successor is      at GEAM since March 2002; from
                                        elected and      August 1999 to March 2002, Mr.
                                        qualified -       Herlihy was a manager in the
                                       less than one      Investment Company Services
                                           year         Group of PricewaterhouseCoopers
                                                          LLP; from September 1998 to
                                                          August 1999, a supervisor in
                                                        the Investment Company Group at
                                                          McGladrey & Pullen LLP; from
                                                         June 1996 to September 1998, a
                                                          manager of Audit Services at
                                                         Condon O'Meara & Donnelly LLP;
                                                         Treasurer of GE Institutional
                                                         Funds, GE LifeStyle Funds, GE
                                                         Investments Funds, Inc. since
                                                          2002; Assistant Treasurer of
                                                          Elfun Funds and GE Savings &
                                                        Security Funds since June 2002.

   Matthew J.         Secretary            Until           Senior Vice President and            N/A                   N/A
    Simpson                            successor is         General Counsel - Asset
       41                               elected and     Management Services at GEAM and
                                       qualified - 9       Senior Vice President and
                                           years         General Counsel of GEAMS since
                                                          February 1997; from October
                                                          1992 to February 1997, Vice
                                                        President and Associate General
                                                         Counsel of GEAM; Secretary of
                                                           GE Institutional Funds, GE
                                                             LifeStyle Funds and GE
                                                         Investments Funds, Inc. since
                                                          1997; Assistant Secretary of
                                                          Elfun Funds and GE Savings &
                                                           Security Funds since 1998.

                             NON-INTERESTED TRUSTEES


                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                      POSITION(S)     TERM OF OFFICE    PRINCIPAL OCCUPATION(S)      COMPLEX
   NAME, ADDRESS       HELD WITH      AND LENGTH OF             DURING             OVERSEEN BY
      AND AGE             FUND         TIME SERVED           PAST 5 YEARS            TRUSTEE    OTHER DIRECTORSHIPS HELD BY TRUSTEEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Costantino     Trustee      Until successor   Managing Director, Walden        55       Trustee of GE Institutional Funds
     c/o GEAM                        is elected and        Partners, Ltd.,                         and GE LifeStyle Funds since
 3003 Summer St.                     qualified - 9         consultants and                       1997; Director of GE Investments
   Stamford, CT                          years         investors, since August                   Funds, Inc. since 1997; Director
      06905                                                     1992.                             of GE Private Asset Management
        56                                                                                       Funds, Inc. (formerly Centurion
                                                                                                Funds, Inc.) since December 2001.

 William J. Lucas      Trustee      Until successor       Vice President and           55       Trustee of GE Institutional Funds
     c/o GEAM                        is elected and     Treasurer of Fairfield                     and GE LifeStyle Funds since
 3003 Summer St.                     qualified - 9      University since 1983.                   1997; Director of GE Investments
   Stamford, CT                          years                                                   Funds, Inc. since 1997; Director
      06905                                                                                       of GE Private Asset Management
        55                                                                                       Funds, Inc. (formerly Centurion
                                                                                                Funds, Inc.) since December 2001.

 Robert P. Quinn       Trustee      Until successor    Retired since 1983 from         55           GP Financial Corp, holding
     c/o GEAM                        is elected and     Salomon Brothers Inc.                    company; The Greenpoint Savings
 3003 Summer St.                     qualified - 9                                                Bank, a financial institution.
   Stamford, CT                          years                                                  Trustee of GE Institutional Funds
      06905                                                                                        and GE LifeStyle Funds since
        66                                                                                       1997; Director of GE Investments
                                                                                                 Funds, Inc. since 1997; Director
                                                                                                  of GE Private Asset Management
                                                                                                 Funds, Inc. (formerly Centurion
                                                                                                Funds, Inc.) since December 2001.



          Each of Michael J. Cosgrove, Alan M. Lewis, Robert Herlihy and Matthew
J. Simpson are deemed "interested persons" by virtue of their status as directors, officers or employees of GEAM, GEID and/or GE.


          The non-interested trustees are members of the Fund's Audit Committee. The Audit Committee evaluates and recommends the Fund's independent auditors for approval by the Board. The Audit Committee meets with the Fund's independent auditors to review the scope and cost of the Fund's audit and reviews the report, addresses any issues with the independent auditors and then reports to the Fund's board. During the prior fiscal year, the Audit Committee held two meetings.

          Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2002:



                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                  IN ALL REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY                  OVERSEEN BY TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE            SECURITIES IN GE FUNDS                        INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
[Michael J. Cosgrove   Global Equity Fund - $1- $10,000
                       U.S. Equity Fund - $10,001 - $50,000               $10,001 - $50,000

Alan M. Lewis                         $ -0-                                 Over $100,000

John R. Costantino     Short Term Government Fund -                       $50,001 - $100,000
                       $10,001 - $50,000

William J. Lucas       Global Equity Fund - $10,001 - $50,000             $10,001 - $50,000
                       Premier Fund - $10,001 - $50,000

Robert P. Quinn                       $ -0-                                     $ -0-]



          The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2002, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.


                     NAME OF OWNERS AND
                       RELATIONSHIP TO
  NAME OF TRUSTEE          TRUSTEE         COMPANY   TITLE OF CLASS   VALUE OF SECURITIES   PERCENT OF CLASS
------------------------------------------------------------------------------------------------------------
John R. Costantino                          None

William J. Lucas                            None

Robert P. Quinn                             None

          No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $48,000 for services as Trustee. In addition, each Trustee receives $500 for each in person and $250 for each telephonic meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

TRUSTEES' COMPENSATION

(FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002)



                        TOTAL COMPENSATION  TOTAL COMPENSATION FROM INVESTMENT
NAME OF TRUSTEE           FROM THE TRUST        COMPANIES MANAGED BY GEAM
---------------------------------------------------------------------------------
Michael J. Cosgrove                None                      None+

Alan M. Lewis                      None                      None+

John R. Costantino             $ 19,365                  $ 50,000++

William J. Lucas               $ 19,365                  $ 50,000++

Robert P. Quinn                $ 19,365                  $ 50,000++


----------


+ As of September 30, 2002, Mr. Cosgrove and Mr. Lewis served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.

++ As of September 30, 2002, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies.


INVESTMENT ADVISER AND ADMINISTRATOR


          GEAM serves as the Trust's investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE's businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEAM and its predecessors have managed GE's pension assets since 1927. As of December 31, 2002, GEAM had $170.6 billion of assets under management, of which more than $12.8 billion was invested in mutual funds.

          Personnel of each of the Funds, GEAM, and GE Investment Distributors, Inc. are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code.

GEAM INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

          The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements") between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust's Board, provides a continuous investment program for the relevant Fund's assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund's investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board of Trustees to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

          GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund's investment objective, policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

          Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM's services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

          Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

          Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of the relevant Fund's outstanding voting securities.

          The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."

          In considering whether to approve the investment advisory and sub-advisory agreements, the Board considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Trust and a Fund and its shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Trust or a Fund.

          As part of its consideration of the quality of services provided to the Trust and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the Funds. The Board also reviewed the profitability of the adviser with respect to each of the Funds and on an aggregate basis, and considered that the adviser's profits were reasonable in relation to its costs.

          As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations imposed by the adviser. In comparing the expense ratio of each of the Funds to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

INVESTMENT ADVISORY FEES

          The Funds pay GEAM fees for advisory and administration services provided under the Advisory Agreements that are accrued daily and paid monthly at the following annual rates based upon the value of the Funds' average daily net assets: the Premier Fund -- 0.60%, Premier Research Fund -- 0.70%, Premier International Fund -- 0.80%, Premier Value Fund -- 0.60%, the U.S. Equity Fund -- 0.40%, the Small-Cap Value Fund -- 0.70%,

S&P 500 Index Fund -- 0.30%, the Mid-Cap Growth Fund -- 0.60%, the Mid-Cap Value Fund -- 0.80%, the Value Equity Fund -- 0.55%, the Global Fund -- 0.75%, the International Fund -- 0.80%, the Europe Equity Fund -- 1.05%, the Strategic Fund -- 0.35%, the Tax-Exempt Fund -- 0.35%, the High Yield Fund -- 0.60%, the Income Fund -- 0.35%, the Government Securities Fund -- 0.40%, the Short-Term Government Fund -- 0.30% and the Money Market Fund -- 0.25%.

          GEAM has agreed to waive or reimburse the Funds for operating expenses that exceed specified limits (exclusive of interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses). GEAM retains the right to be repaid for these expense reimbursements to the extent that a Fund's expenses fall below the limit. Expense reimbursements by GEAM will increase a Fund's return and repayment of the expense reimbursement by a Fund will lower its return. The following table provides total investment advisory and administration fees paid by each Fund, and, where applicable, total fees and expenses waived for the last three fiscal years.


                   TOTAL FEES     FEES AND         TOTAL FEES      FEES AND       TOTAL FEES       FEES AND
                   FOR FISCAL     EXPENSES         FOR FISCAL      EXPENSES       FOR FISCAL       EXPENSES
                   YEAR ENDED     WAIVED           YEAR ENDED      WAIVED         YEAR ENDED       WAIVED
FUND               9/30/02        9/30/02          9/30/01         9/30/01        9/30/00          9/30/00
---------------------------------------------------------------------------------------------------------------
U.S. Equity        $  2,647,440   $         --     $  2,942,915    $     88,456   $  3,180,319     $         --
---------------------------------------------------------------------------------------------------------------
Premier Growth     $  1,354,309   $         --     $  1,297,603    $     55,758   $  1,005,849     $         --
---------------------------------------------------------------------------------------------------------------
Value Equity       $    455,628   $         --     $    505,970    $      7,033   $    507,952     $         --
---------------------------------------------------------------------------------------------------------------
Mid-Cap Growth     $    201,437   $         --     $    233,619    $     13,575   $    236,178     $     40,663
---------------------------------------------------------------------------------------------------------------
Mid-Cap Value      $    126,250   $     22,528     $    117,862              --   $    100,839     $     15,450
---------------------------------------------------------------------------------------------------------------
Small-Cap Value    $    482,761   $     17,163     $    380,706    $     24,019   $    278,919     $      2,649
---------------------------------------------------------------------------------------------------------------
S&P 500 Index      $     86,341   $     14,724     $     81,084    $     14,066   $     33,171     $     67,104
---------------------------------------------------------------------------------------------------------------
Global Equity      $    377,047   $         --     $    519,263    $      9,521   $    617,020               --
---------------------------------------------------------------------------------------------------------------

                               TOTAL FEES     FEES AND       TOTAL FEES     FEES AND       TOTAL FEES     FEES AND
                               FOR FISCAL     EXPENSES       FOR FISCAL     EXPENSES       FOR FISCAL     EXPENSES
                               YEAR ENDED     WAIVED         YEAR ENDED     WAIVED         YEAR ENDED     WAIVED
FUND                           9/30/02        9/30/02        9/30/01        9/30/01        9/30/00        9/30/00
----------------------------------------------------------------------------------------------------------------------
International Equity           $    489,155   $     23,336   $    607,062             --   $    610,732             --
----------------------------------------------------------------------------------------------------------------------
Europe Equity                  $    122,934   $     21,110   $    155,880   $     16,940   $    163,531   $     12,637
----------------------------------------------------------------------------------------------------------------------
Premier Research Equity        $     75,586   $     27,466   $     85,968   $     11,090   $     35,049   $     56,958
----------------------------------------------------------------------------------------------------------------------
Premier International Equity   $     60,374   $     30,141   $     75,418   $     11,910   $     36,767   $     57,986
----------------------------------------------------------------------------------------------------------------------
Premier Value Equity           $     99,107   $     22,596   $     94,186   $      5,898   $     29,020   $     57,384
----------------------------------------------------------------------------------------------------------------------
Fixed Income                   $    782,527   $     45,221   $    651,996   $      9,729   $    509,376             --
----------------------------------------------------------------------------------------------------------------------
Government Securities          $    912,094   $         --   $    944,720   $    191,309   $  1,071,550   $    338,497
----------------------------------------------------------------------------------------------------------------------
Short-Term Government          $    143,926   $     39,106   $    133,538   $     50,651   $    161,841   $     15,895
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt                     $    128,808   $      6,036   $    100,712   $      8,838   $     84,322   $     32,416
----------------------------------------------------------------------------------------------------------------------
High Yield                     $    164,902   $     29,276   $    178,444   $      4,109   $    172,455   $     14,493
----------------------------------------------------------------------------------------------------------------------
Strategic Investment           $    783,975   $         --   $    790,977             --   $    731,020             --
----------------------------------------------------------------------------------------------------------------------
Money Market                   $    697,114   $         --   $    700,648   $     39,115   $    581,854             --
----------------------------------------------------------------------------------------------------------------------

INVESTMENT SUB-ADVISERS

          Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM's responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following sub-advisers to manage certain of the Funds.

          SMALL-CAP VALUE FUND. Palisade Capital Management, L.L.C. ("Palisade"), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEAM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEAM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund's sub-investment adviser. Palisade has managed various institutional and private accounts and translates its experience to the mutual fund portfolio it sub-advises for GEAM. For its services as sub-investment adviser to the Small-Cap Value Fund, GEAM (and not the Fund) pays Palisade a fee equal to an annual rate of .45% of the first $25 million of the Fund's average daily net assets, .40% of the next $50 million, .375% of the next $100 million and .35% of amounts in excess of $175 million.

          HIGH YIELD FUND. Morgan Stanley Investments LP ("Morgan Stanley"), located at One Tower Bridge, West Conshohocken, PA 19428, has been retained to act as sub-investment adviser of the High Yield Fund. Morgan Stanley is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. Pursuant to the sub-investment advisory agreement between Morgan Stanley and GEAM, Morgan Stanley bears all expenses in connection with the performance of its services as the High Yield Fund's sub-investment adviser. For its services as sub-investment adviser to the High Yield Fund, GEAM (and not the Fund) pays Morgan Stanley a fee equal to an annual rate of .375% of the Fund's average daily net assets.


          S&P 500 INDEX FUND. GEAM has retained SSgA Funds Management, Inc.. ("SSgA") to provide day-to-day portfolio management to the S&P 500 Index Fund. SSgA is one of the State Street Global Advisors companies ("State Street Global Advisors") which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2002, SSgA had approximately $60 billion in assets under management, and State Street Global Advisors had approximately $762 billion in assets under management. For SSgA's services, GEAM (and not the Fund) pays SSgA monthly compensation in the form of an investment advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund at the annual rate of .05% of the first $100 million, .04% of the next $200 million and ..03% for all amounts over $300 million.

SUB-ADVISORY AGREEMENTS

          SSgA, Palisade and Morgan Stanley serve as sub-advisers to the S&P 500 Index Fund, the Small-Cap Value Fund, and the High Yield Fund respectively, pursuant to sub-advisory agreements with GEAM (the "Sub-Advisory Agreements"). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days' written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of a Fund, on 60 days' written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

SECURITIES ACTIVITIES OF THE INVESTMENT MANAGER

          Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

          On occasions when the Investment Manager (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which the Investment Manager acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

          The Trust has adopted Shareholder Servicing and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund other than the S&P 500 Index Fund and the Money Market Fund ("Participant Funds").

          The annual fees payable with respect to each Class of a Participant Fund are intended to compensate or enable GEID to compensate other persons ("Service Providers") for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund ("Shareholder Services") and to compensate GEID, or enable GEID to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund ("Selling Services"). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B or Class C shareholders of a Participant Fund with (i) information on their investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust's custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and statements of additional information that are used in connection with sales of Class A, Class B and Class C shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A, Class B or Class C shares of the Participant Fund; and distributing Class A, Class B or Class C shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEID is expressly authorized (1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A, Class B or Class C shares of a Participant Fund; (2) to make, or cause to be made, payments to, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A, Class B or Class C shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A, Class B or Class C shares of the Participant Fund.

          Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEID or any Service Provider, and the payments may exceed expenses actually incurred by GEID and/or a Service Provider. The Board evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEID and/or Service Providers and amounts GEID and/or Service Providers receive under the Plans.

          Under the Plans, the Trust pays GEID, with respect to each Participant Fund, (1) for shareholder servicing (and for Class A distribution services) provided to Class A, Class B and Class C shares of the Participant Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B and Class C shares of the Participant Fund, respectively and
(2) for distribution services provided to Class B and Class C shares of each Participant Fund other than the Short-Term Government Fund, an annual fee of 0.75% of the value of the average daily net assets of the Participant Fund; or in the case of the Short-Term Government Fund, an annual fee of 0.60% and 0.75% of the value of the average daily net assets of Class B and Class C, respectively.

          Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust's full Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the "Independent Trustees"). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).


          During the fiscal period ended September 30, 2002, $5,005,537 was paid to GEID for distribution and shareholder servicing. During that same period, GEAM paid $157,590 as additional compensation to intermediaries for distribution out of its own resources. The Funds did not bear the expense for such additional compensation.


          In addition to distribution and shareholder servicing fees paid under the Plans, GEAM, GEID or their affiliates may, at their own expense, compensate certain broker-dealers or other financial intermediaries for marketing, shareholder servicing, recordkeeping and other services performed with respect to the Funds, or any class of shares of the Funds. Such fees may, but are currently not expected to, exceed 0.50% of the average annual value of accounts with the Funds maintained by such financial intermediaries. The entity making such payments may do so out of its profits, revenues or other sources.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

          State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the

1940 Act. As transfer agent, State Street is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds.

DISTRIBUTOR

          GE Investment Distributors, Inc., located at 201 Merritt 7, Norwalk, Connecticut 06856, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Trust's board of trustees, is the Chairman of the Board, Chief Executive Officer and President of GEID.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

PURCHASES

          Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust's custodian and transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

          GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the GEID ("Authorized Firms") for providing on-going services with respect to Class A and Class B shares and up to 1.00% for Class C shares.


          CLASS A SHARES. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus. The sales charge is retained by GEID, although a portion of the sales charge may be paid to registered representatives or other dealers that enter into selected dealer agreements with the GEID. The initial sales charge may be reduced or waived for certain purchases. No sales charge is imposed on Class A shares purchased through reinvestment of dividends or capital gains distributions. In addition, the sales charge on Class A shares is waived if the purchase:

          (1) is at least $1 MILLION, (2) represents reinvested dividends or capital gains on Fund shares, (3) is made by employee retirement plans determined not to be affiliated plans with respect to GEAM that seeks services in addition to investment advisory services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, (4) is made by investment companies not managed or sponsored by GEAM or any of its affiliates,
(5) is made directly through GEID by employees of companies that sponsor retirement plans which include the Funds as investment options or for which GEAM serves as investment adviser, (6) is made by officers, directors, employees and registered representatives of authorized firms that have agreements with GEID or financial institutions selling Funds shares, (7) is made directly through GEID by a GE employee, retiree or members of their family, (8) is made directly through GEID (or a designated affiliate) in response to a solicitation by GEID (or a designated affiliate), including authorized offerings to employees and retirees of certain companies and offerings to selected customers of certain subsidiaries and divisions of GE, (9) is made by a GE employee, retiree or members of their family in response to a designated program offered by GEID or a designated affiliate, (10) is made directly through GEID by employees and their family members of certain vendors of GE's employee retirement plan, (11) is made by certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings, (12) is made through certain GE LifeStyle Funds, a "fund of funds" vehicle designed to invest in certain classes of the Funds, and (13) is made through certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services and who have an agreement with or among the Funds, GEAM and/or GEID.


          As a GE employee or retiree, you and your family members may purchase Class A shares directly from GEID without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. The term "GE Employee" includes (1) current holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 ("Existing Shares") who are not eligible to be holders of Class Y shares, (2) any family member of a holder of Existing Shares, (3) employee, retirees, officers or directors, in each case, whether investing directly or through their IRA and (4) certain other persons who previously purchased former Class C shares (in existence prior to October 1, 1999) during a special limited offering of such shares by GEID, provided that the person maintains an account with the Trust in its, his or her name at the time of such additional purchase or exchange and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such person. The term "family member" includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). Also, for purposes of this SAI, the term "employees, retirees, officers or directors of GE or an affiliate of GE" includes (i) persons who are currently employed by GE or an affiliate of GE (GE and its affiliates are hereinafter referred to as "GE"), (ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or a defined contribution plan sponsored by GE or an affiliate of GE or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory (1) above, who fully redeems his or her shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest without paying the sales charge. Eligible investors may purchase shares directly from GEID.

          Reduced sales charges are available under a combined right of accumulation under which an investor may combine (1) the value of Class A shares held in the Participant Fund, (2) the value of Class A shares held in another Participant Fund with respect to which the investor has previously paid, or is subject to the payment of, a sales charge, and (3) the value of Class A shares being purchased. For example, if an investor owns shares of the Global Fund and the Strategic Fund that have an aggregate value of $92,000, and makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the additional investment would be 3.25% rather than the 5.75% normally charged on a $15,000 purchase. In addition, Class A Retirement Plans may include, as part of the calculation of accumulation benefits, purchases of shares of the Money Market Fund and interests in other pooled investment vehicles, which are made available to such investors and specified by GEID as eligible for accumulation benefits in sales agreements with Authorized Firms.

          By completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"), an investor purchasing through an investment professional becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period. By marking the LOI section on the account application and by signing the account application, the investor indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below.

          Each purchase of shares of a Participant Fund made during the 13-month period will be made subject to the sales charge applicable to a single transaction of the total dollar amount indicated by the LOI, as described in the tables set out in the Prospectus. It is the investor's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge and to indicate that the purchase is pursuant to an LOI. The applicable sales charge may be further reduced pursuant to the "right of accumulation" described above provided State Street is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, an investor may revise his or her intended investment amount upward by submitting a written and signed request. In such event, all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except that the original expiration date of the LOI will remain unchanged. Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI provided State Street is advised of the date of the first purchase to be applied toward the completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. Sales charges previously paid will not be adjusted or refunded.

          Out of the initial purchase (or subsequent purchases, if necessary), State Street will hold in escrow a portion of the amount specified in the LOI in the form of Fund shares which will be used to cover the applicable sales charge if the letter is not satisfied. All dividends and capital gains on the escrowed shares will be credited to the investor's account. All shares purchased, including those escrowed, will be registered in the investor's name. If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the total number of shares purchased within the period exceeds the amount specified in the LOI, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. The investor or Investment Professional must notify State Street prior to investment of the additional amounts and should specify the appropriate sales charge rate as described in the Prospectus. All such adjustments will be made in the form of additional shares credited to the shareholder's account at the then current offering price.

          If the intended investment is not completed, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If GEID does not receive such unpaid sales charge within 20 days, the investor, by marking the LOI section on the account application, irrevocably constitutes and appoints State Street as his or her attorney-in-fact to redeem any and all escrowed shares sufficient to cover the unpaid sales charge. Full shares and any cash proceeds for a fractional share remaining after such redemptions will be released from escrow.

          If at any time before completing the LOI, an investor wishes to cancel the agreement, an investor must give written notice to GEID. GEID may withdraw an investor's LOI privilege for future purchases if an investor requests State Street to liquidate or transfer beneficial ownership of Fund shares. An LOI does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

          CLASS B SHARES. Investors are able to purchase Class B shares at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge. Class B shares are sold subject to a maximum 4.00% CDSC as disclosed in the Prospectus. For each year of investment, the applicable CDSC declines in accordance with the tables set out in the Prospectus.

          Six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust), Class B shares will convert automatically to Class A shares, based on the relative net asset values of shares of each Class, and will at that time be subject to a distribution and service fee of 0.25% of the Participant Fund's net assets attributable to the Class. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

          GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class B shares is $250,000 or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 4% of the net amount invested is paid to Authorized Firms selling Class B shares.

          CLASS C SHARES. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

          GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class C shares is $1,000,000 ($500,000 for the Short-Term Government Fund) or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 1.00% of the net amount invested is paid to Authorized Firms selling Class C shares.

          CLASS Y SHARES. Class Y shares will be offered without imposition of a sales charge, CDSC, service fee or distribution fee exclusively to: (1) banks, insurance companies and industrial corporations each purchasing shares directly through GEID for their own account; (2) financial institutions investing in their fiduciary capacity on behalf of clients or customers; (3) tax-exempt investors, including defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code) that do not seek services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, in addition to investment advisory services, plans established under Section 403(b) of the Code, trusts established under
Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; (4) investment companies not managed or sponsored by GEAM or any affiliate of GEAM; (5) tax-exempt investors, including defined benefit and defined contribution plans that are determined to be affiliated plans with respect to GEAM; and (6) Financial Intermediaries that have an agreement with the Trust, GEAM or GEID which does not require the Trust, GEAM or GEID to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per Participant Fund (the "Minimum Purchase Requirement") and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement ("Institutional Investors"). The Minimum Purchase Requirement for clients or customers of Financial Intermediaries is waived for purchases by certain non-qualified deferred compensation plans (such as supplemental employee retirement plans) and tax-exempt customers, including, but not limited to, defined benefit or defined contribution plans meeting the requirements of
Section 401(a) of the Code (including 401(k) plans), retirement plans for self-employed individuals, plans established under Section 403(b) of the Code and plans meeting the requirements of Section 457(b) of the Code. IRAs, simplified employee pension IRAs ("SEP-IRAs"), salary reduction SEP-IRAs and Keogh plans are only eligible to purchase Class Y shares through Financial Intermediaries. For purposes of this SAI, the term "industrial corporation" is intended to mean any corporate entity employing 100 or more persons but does not include professional corporations or corporations established under Subchapter S of the Code. Investors eligible to purchase Class Y shares may not purchase any other Class of shares, except as noted above under "Class A Shares." In addition, a dealer reallowance of up to .32% of the net amount invested is paid to Authorized Firms selling Class Y shares.

          PURCHASES THROUGH INTERMEDIARIES. Class A, Class B and Class C shares of each Participant Fund, Class Y shares of each Participant Fund other than the Short-Term Government Fund and shares of the S&P 500 Index Fund and Money Market Fund are available to clients and customers of Financial Intermediaries as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEAM or GEID and such Financial Intermediaries. Financial Intermediaries may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or GEID. Therefore, a client or customer should contact their investment adviser and/or Financial Intermediary acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Intermediary. Financial Intermediaries will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEAM or GEID.

          The Trust has authorized certain Financial Intermediaries and their authorized designees to accept purchase and redemption orders on behalf of the Trust. The Trust is deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee accepts the order from its client or customer. Orders received in such a manner will be priced according to the net asset value of the Fund next determined after the order is received by the Financial Intermediary or its authorized designee.

SUBSEQUENT PURCHASE OF SHARES.

          Investors may purchase additional shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number, Fund number and desired Class. Subsequent purchases of Class A shares in accounts initially established with a purchase through GEID may be made without paying any initial sales charge.

PURCHASES IN-KIND.

          The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund, or in the S&P 500 Index Fund or Money Market Fund, be made in kind. This requirement is intended to minimize the effect of transaction costs on existing shareholders of a Fund. Such transaction costs, which may include broker's commissions and taxes or governmental fees, domestic or foreign, as the case may be, may, in such event, be borne by the proposed investor in shares of the Fund. Under these circumstances, the Trust would inform the investor of the securities and amounts that are acceptable to the Trust. The securities would then be accepted by the Trust at their current market value in return for shares in the Fund of an equal value.

REDEMPTIONS

          Shares of the Funds may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. Redemption proceeds will be subject to no charge, except for certain redemptions of Class A and Class B shares of a Participant Fund. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

          The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

          The Trust requires that a shareholder of a Fund maintain a minimum investment in a Fund of $500, so care should be exercised to ensure that redemptions do not reduce the shareholder's investment below this minimum. Two exceptions exist to this minimum investment requirement for (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder's account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days prior written notice of the action.

          A holder of Existing Shares who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below will not remain eligible for the load waiver thereafter, unless the person is otherwise eligible to purchase Class A shares without paying a load.

          A CDSC payable to the Distributor is imposed on certain redemptions of Class A, Class B and Class C shares of a Participant Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, (3) shares purchased directly through GEID or (4) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (2) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

          The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase) and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

          The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, the Premier Fund, the Premier Research Fund, the Premier International Fund, the Premier Value Fund, the Value Equity Fund, the Small-Cap Value Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Global Fund, the International Fund, the Europe Fund and the Strategic Fund:

                                                        CDSC AS A %
YEAR SINCE PURCHASE                                     OF AMOUNT
PAYMENT WAS MADE                                        REDEEMED
--------------------------------------------------------------------------------
Within First Year                                       4.00%
Within Second Year                                      3.00%
Within Third Year                                       2.00%
Within Fourth Year                                      1.00%
Within Fifth Year                                       0.00%
Within Sixth Year                                       0.00%

          The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the High Yield Fund and the Short-Term Government
Fund:

                                                        CDSC AS A %
YEAR SINCE PURCHASE                                     OF AMOUNT
PAYMENT WAS MADE                                        REDEEMED
--------------------------------------------------------------------------------
Within First Year                                       3.00%
Within Second Year                                      3.00%
Within Third Year                                       2.00%
Within Fourth Year                                      1.00%
Within Fifth Year                                       0.00%
Within Sixth Year                                       0.00%

          The following table sets forth the CDSC rates applicable to redemptions of any Fund's Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:

                                                        CDSC AS A %
YEAR SINCE PURCHASE                                     OF AMOUNT
PAYMENT WAS MADE                                        REDEEMED
--------------------------------------------------------------------------------
Within First Year                                       5.00%
Within Second Year                                      4.00%
Within Third Year                                       3.00%
Within Fourth Year                                      2.00%
Within Fifth Year                                       1.00%
Within Sixth Year                                       0.00%
Within Seventh Year                                     0.00%
Within Eighth Year                                      0.00%

          Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See "Exchange Privilege" for the effect of exchanges on the CDSC applicable to exchanged shares.

          In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

          The Trust will waive the CDSC on certain redemptions of Class A, Class B or Class C shares of the Funds. CDSC's are waived on shares (1) acquired through dividends or capital gains reinvestment, (2) redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended ("Code"), (3) that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan, (4) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor's account value, (5) that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver, and
(5) that represent "substantially" equal periodic payments" as described under
Section 72(t)(2) of the Code.

REDEMPTIONS THROUGH AN AUTHORIZED FIRM

          An investor whose shares are purchased with the assistance of an Investment Professional may redeem all or part of his or her shares in accordance with the instructions pertaining to such accounts. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers' account with the redemption proceeds, if applicable) on a timely basis. If such investor is also the shareholder of record of those accounts on the books of State Street, he or she may redeem shares pursuant to methods described below. Such an investor using the redemption by mail or wire methods must arrange with the Authorized Firm for delivery of the required forms to State Street. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customer's account with the redemption proceeds, if applicable) on a timely basis.

REDEMPTIONS BY MAIL

          Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the Class (if applicable) and the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder's account number and (4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust at:

          GE Funds
          P.O. Box 219631
          Kansas City, MO 64121-9631

For overnight package delivery:

          GE Funds
          c/o National Financial Data Services Inc.
          330 West 9th Street
          Kansas City, MO 64105

          Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to someone other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

REDEMPTION BY TELEPHONE

          Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Dividends will be earned through and including the date of receipt of the redemption request. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone.

          Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Trust). A transmission fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Wire transfer of funds will be made within two business days following the telephonic request.

          Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder's address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500 and the maximum telephonic check redemption request is $50,000.

          Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:

          GE Funds
          P.O. Box 219631
          Kansas City, MO 64121-9631

For overnight package delivery:

          GE Funds
          c/o National Financial Data Services Inc.
          330 West 9th Street
          Kansas City, MO 64105

          By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

SYSTEMATIC WITHDRAWAL PLAN

          The Trust's Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder's account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

INVOLUNTARY REDEMPTIONS

          An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through a Qualified Plan or an account that has not yet reached the $500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.

DISTRIBUTIONS IN-KIND

          If the Board determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

CHECKWRITING PRIVILEGES

          A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks ("Checks") drawn on the shareholder's account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder's account to cover the amount of the Check. Checks will generally not be returned to the shareholder after clearance, unless such return is requested in writing by the shareholder. Shareholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

          Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or State Street incurs.

          The Trust may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating shareholders. The checkwriting privilege is subject to State Street's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

REINSTATEMENT PRIVILEGE

          Participant Funds also offer a reinstatement privilege under which a shareholder that has redeemed Class A, Class B or Class C shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing.

          For purposes of determining the amount of any CDSCs payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected). The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. Refer to the section titled "Dividends, Distributions and Taxes" later in this SAI for the tax consequences when, within 90 days of a purchase of Class A, Class B or Class C shares, the shares are redeemed and reinvested in a Participant Fund.

EXCHANGE PRIVILEGE

          The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The Funds may terminate the exchange privilege of any investor that makes more than four exchanges out of a Fund in any twelve month period or more than two exchanges out of a Fund in any 30 day period. Accounts under common control will be aggregated for purposes of the four exchange limit. The exchange limit may be modified for certain retirement plan investors.

          Shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values. An Institutional Investor (other than a Class Y eligible retirement plan) can exchange shares of the Money Market Fund or the S&P 500 Index Fund for Class Y shares of a Participant Fund. A Class Y eligible retirement plan can exchange shares of the Money Market Fund or the S&P 500 Index Fund for Class A or Class Y shares of a Participant Fund, as selected by the plan sponsor, depending upon whether the plan sponsor desires the additional services provided to Class A shareholders. All other Money Market Fund or S&P 500 Index Fund shareholders will be given the choice of receiving either Class A, Class B or Class C shares of a Participant Fund upon the completion of an exchange, subject to applicable sales charges. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold.

          An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days' prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

          Shareholders who exchange their Class A shares purchased through a Financial Intermediary, and Class B or Class C shares for the S&P 500 Index Fund or Money Market Fund shares will be subject to the CDSC applicable to Class A, Class B or Class C shares at the time the shareholder redeems such S&P 500 Index Fund or Money Market Fund shares. Upon an exchange of Class A, Class B or Class C shares for Class A, Class B or Class C shares (as applicable) of another Participant Fund, the new Class A, Class B or Class C shares will be deemed to have been purchased on the same date as the Class A, Class B or Class C shares of the Participant Fund which have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class A, Class B or Class C shares for shares of the S&P 500 Index Fund or Money Market Fund and then exchanges those shares for Class A, Class B or Class C shares will be subject to having the period of time in which his shares were invested in the S&P 500 Index Fund or Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class A, Class B or Class C shares of a Participant Fund with Class A, Class B or Class C shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.

          Class B shares of any Participant Fund acquired either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds, will be charged the CDSC applicable to the Class B shares that had been applicable to the relevant Investors Trust Fund before the combination. Shareholders of the S&P 500 Index Fund or Money Market Fund who acquired their shares by exchange from an Investors Trust Fund will be charged the CDSC that had been applicable to the Class B shares of the relevant Investors Trust Fund upon redemption from the S&P 500 Index Fund or Money Market Fund. Shares of the Funds purchased through a Financial Intermediary may only be exchanged for shares of another Fund which is offered by that Financial Intermediary.

          Shareholders exercising the exchange privilege should review the Prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.

                                 NET ASSET VALUE

          The Trust will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

          Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the S&P 500 Index Fund, the Money Market Fund or a Class of certain Participant Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Board. In carrying out the Board's valuation policies, GEAM may consult with one or more independent pricing services ("Pricing Service") retained by the Trust.

          Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by the Board, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEAM under the general supervision and responsibility of the Board.

          The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses.

Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

          The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

          The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

          Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Participant Fund, the S&P 500 Index Fund or the Money Market Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Participant Fund, the S&P 500 Index Fund or the Money Market Fund, respectively, and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal

Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the Money Market Fund are declared daily and paid monthly.

          The Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly distribution payments that might result if such Fund declared dividends in the exact amount of its daily net investment income.

          It is possible, however, as a result of this policy that total distributions in a year could exceed the total of the Government Securities Fund's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Fund could be a nontaxable "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Fund. If distributions are received in additional shares rather than cash, the capital "returned" would be automatically reinvested. In general, a shareholder's total cost basis in the Fund will reflect the cost of the shareholders' original investment plus the amount of any reinvestment.

          Dividends attributable to the net investment income of the Premier Growth Fund, the Premier Research Fund, the Premier International Fund, the Premier Value Fund, the S&P 500 Index Fund, the U.S. Equity Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the International Fund, the Europe Equity Fund and the Strategic Fund are declared and paid annually. If a shareholder redeems all of his shares of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund or the Money Market Fund at any time during a month, all dividends to which the shareholders is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the High Yield Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class B and Class C shares.

          Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

FEDERAL TAX STATUS OF THE FUNDS

          THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

          Each Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to qualify as a REGULATED INVESTMENT COMPANY each year. If a Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which the Company intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of each Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

          In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, each Fund generally must distribute in a timely manner the sum of (2) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

          Investment income received by a Fund from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Company intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

          In addition, if a Fund qualifies as a REGULATED INVESTMENT COMPANY under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with "Global" and "International" in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund will be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which a Fund makes such an election, it will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit against the shareholder's own tax liability. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

          A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. Each Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a REGULATED INVESTMENT COMPANY.

          The Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. Exempt-interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose (but may nevertheless be subject to federal alternative minimum taxes). In order for the Tax-Exempt Fund to pay exempt-interest dividends during any taxable year, at least 50% of the value of the Fund at the close of each quarter of such taxable year must consist of tax-exempt municipal obligations.

          The Tax-Exempt Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds which are owned by the Tax-Exempt Fund or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although exempt from regular federal income taxes, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Tax-Exempt Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, all exempt-interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate adjusted current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

          In addition, the receipt of exempt-interest dividends may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for federal income tax purposes. Receipt of exempt- interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

          If for any taxable year a Fund fails to qualify as a REGULATED INVESTMENT COMPANY or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

          As of September 30, 2002, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable to shareholders as ordinary income.

                                                             EXPIRATION DATES:
FUND                                        AMOUNT             SEPTEMBER 30,
----                                        ------             -------------
U.S. Equity Fund                            $   3,656,316          2010

Value Equity Fund                           $     117,753          2010

Mid-Cap Growth Fund                         $     357,294          2010

Small-Cap Value Fund                        $     305,349          2010

Global Fund                                 $   2,791,977          2010

International Fund                          $   3,826,285          2010

Tax-Exempt Fund                             $     305,442          2004
                                            $     437,039          2008
                                            $     115,020          2009

Government Securities Fund                  $ 107,525,597          2003
                                            $   1,748,819          2004
                                            $  13,930,305          2008

Money Market Fund                           $       3,153          2003
                                            $       5,688          2005
                                            $         120          2010

High-Yield Fund                             $     176,620          2008
                                            $     482,038          2009
                                            $     423,106          2010

S&P 500 Index                               $       2,641          2009
                                            $     364,247          2010

Europe Fund                                 $      58,268          2009
                                            $   1,420,430          2010

Premier Research Fund                       $     124,591          2009
                                            $   2,111,253          2010

Premier International Fund                  $     671,036          2009
                                            $   2,221,623          2010

Premier Value Fund                          $      69,514          2010

          As a result of the Reorganization, the Investors Trust Tax Free Fund had a taxable year ending on the date of the Reorganization, and the taxable year of each respective acquiring GE Fund in which the Reorganization occurs will be a separate taxable year for purposes of determining the taxable years in which carryforwards of the Investors Trust Tax Free Fund may be applied. Accordingly, the Reorganization has the effect of reducing the carryforward periods of the Investors Trust Tax Free Fund. Such reduced periods are reflected in the foregoing table of expiration dates.

          Global Fund, the International Fund and the Europe Fund each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

          Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

          THE FOLLOWING DISCUSSION OF CERTAIN FEDERAL INCOME TAX ISSUES OF SHAREHOLDERS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THE FOLLOWING DISCUSSION RELATES SOLELY TO U.S. FEDERAL INCOME TAX LAW AS APPLICABLE TO U.S. TAXPAYERS (e.g., U.S. CITIZENS OR RESIDENTS AND U.S. DOMESTIC CORPORATIONS, PARTNERSHIPS, TRUSTS OR ESTATES). THE DISCUSSION DOES NOT ADDRESS SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS QUALIFIED RETIREMENT ACCOUNTS OR TRUSTS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, BANKS AND OTHER FINANCIAL INSTITUTIONS OR TO NON-U.S. TAXPAYERS. DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND OWNERSHIP OF OR GAINS REALIZED ON THE REDEMPTION (INCLUDING AN EXCHANGE) OF THE SHARES OF A FUND MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXES. THIS SUMMARY DOES NOT ADDRESS ANY FEDERAL ESTATE TAX ISSUES THAT MAY ARISE FROM OWNERSHIP OF FUND SHARES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF OWNERSHIP OF SHARES OF, AND RECEIPT OF DISTRIBUTIONS FROM, THE FUNDS IN THEIR PARTICULAR CIRCUMSTANCES.

          In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions by a Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly designated by a Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in his or her Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

          A Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's tax basis for his or her shares. Since the Company expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

          A Fund's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

          Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

          Each Fund may be required to withhold U.S. federal income tax at a rate of 30% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 30% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                             THE FUNDS' PERFORMANCE

          The Trust, from time to time, may quote a Fund's performance, in terms of the Money Market Fund's or a Class' yield and/or total return, in reports or other communications to shareholders of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

YIELD FOR THE MONEY MARKET FUND

          The Trust may, from time to time, include the yield and effective yield of the Money Market Fund in advertisements or reports to shareholders or prospective investors. "Current yield" will be based upon the income that a hypothetical investment in the Fund would earn over a stated seven-day period. This amount would then be "annualized," which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The

Money Market Fund's "effective yield" will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

          The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Trust may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

          The Money Market Fund's seven-day current yield and effective seven-day yield as of September 30, 2002 were 1.33% and 1.34%, respectively. Had GEAM not absorbed a portion of the Money Market Fund's expenses, the Fund's seven-day yield and effective seven-day yield as of September 30, 2002 would have been lower.

YIELD FOR OTHER FUNDS

          The Trust may, from time to time, advertise a 30-day "yield" for each Class of a Participant Fund and an "equivalent taxable yield" for each Class of the Tax-Exempt Fund. The 30-day yield figures are calculated for a Class of a Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                             6
                    Yield = 2[((a-b)/cd) + 1)  - 1]

Where:

          a  =     dividends and interest earned during the period.

          b  =     expenses accrued for the period (net of reimbursement).

          c  =     the average daily number of shares outstanding during the
                   period that were entitled to receive dividends.

          d  =     the maximum offering price per share on the last day of the period.

          For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

          Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

          Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

          The 30-day yield for the period ended September 30, 2002 for Class A, Class B, Class C and Class Y shares, respectively, of the Tax-Exempt Fund, Short-Term Government Fund, Government Securities Fund, Income Fund and High Yield Fund were as follows:

FUND                                           CLASS A          CLASS B          CLASS C          CLASS Y
----                                           -------          -------          -------          -------
Tax-Exempt Fund                                 3.24%            2.64%            2.64%            3.62%
Short-Term Government Fund                      3.97%            3.47%            3.32%            4.32%
Government Securities Fund                      3.02%            2.41%            2.41%             N/A
Income Fund                                     3.16%            2.56%            2.56%            3.55%
High Yield Fund                                 9.84%            9.51%            9.52%           10.56%

          Had the Funds' investment adviser not absorbed a portion of the above Funds' expenses, these Funds' 30-day yield for the period ended September 30, 2002 class of shares would have been lower.

          The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield. The Tax-Exempt Fund's tax equivalent yield is computed for a Class by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Thus, the equivalent taxable yield of a Class of the Tax-Exempt Fund will always exceed the Class' yield. Assuming an effective tax rate of 38.6%, for the 30-day period ended September 30, 2002, the equivalent taxable yield of the Tax-Exempt Fund for Class A, Class B, Class C and Class Y shares, respectively, was 5.28%, 4.30%, 4.30% and 5.90%. Had the Tax-Exempt Fund's investment adviser not absorbed a portion of the Fund's expenses, assuming an effective tax rate of 39.6%, the equivalent taxable yield of the Tax-Exempt Fund for the indicated 30-day period for the relevant Class of shares would have been lower.

AVERAGE ANNUAL TOTAL RETURN

          From time to time, the Trust may advertise an "average annual total return," which represents the average annual compounded rates of return over one-, five- and ten-year periods, or over the life of the Fund (as stated in the advertisement) for each Class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a class of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the periods might have been greater or less than the average for the entire period.

          The "average annual total return" figures for the Funds described below are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                       n
               P(1 + T)  = ERV

Where:

          P    =   a hypothetical initial payment of $1,000;

          T    =   average annual total return;

          N    =   number of years; and

          ERV  =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

          The ERV assumes the maximum applicable sales load is deducted from the initial investment or redemption amount, in the case of CDSC, complete redemption of the hypothetical investment at the end of the measuring period.

          The average annual total return for the periods ended September 30, 2002 for Class A, Class B, Class C and Class Y shares, respectively, of each Participant Fund was as follows:

                                                                        LOAD      ADJUSTED
------------------------------------------------------------------------------------------------------
                           ONE        FIVE        TEN        SINCE       ONE        FIVE        TEN      SINCE    INCEPTION
    FUND                  YEAR       YEARS       YEARS     INCEPTION    YEAR       YEARS       YEARS   INCEPTION     DATE
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity
    Class A              -17.78%      0.47%         -         9.53%    -22.52%     -0.71%         -       8.86%     2/22/93
    Class B              -18.40%     -0.28%         -         8.64%    -21.63%     -0.28%         -       8.64%    12/22/93
    Class C              -18.41%         -          -        -9.48%    -19.22%         -          -      -9.48%     10/1/99
    Class Y              -17.58%      0.72%         -         9.43%    -17.58%      0.72%         -       9.43%    11/29/93
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
    Class A                8.29%      5.55%         -         5.50%      3.70%      4.63%         -       5.00%      9/8/93
    Class B                7.49%      4.86%         -         5.12%      4.49%      4.86%         -       5.12%      9/8/93
    Class C                7.37%         -          -         7.06%      6.37%         -          -       7.06%     10/1/99
    Class Y                8.56%      6.01%         -         6.02%      8.56%      6.01%         -       6.02%     9/26/97
---------------------------------------------------------------------------------------------------------------------------
S-T Government
    Class A                5.65%      6.23%         -         5.93%      3.03%      5.70%         -       5.61%      3/2/94
    Class B                4.94%      5.61%         -         5.48%      1.94%      5.61%         -       5.48%      3/2/94
    Class C                4.78%         -          -         6.29%      3.78%         -          -       6.29%     10/1/99
    Class Y                6.06%      6.48%         -         6.17%      6.06%      6.48%         -       6.17%      3/2/94
---------------------------------------------------------------------------------------------------------------------------
Income
    Class A                7.62%      6.81%         -         6.46%      3.05%      5.87%         -       5.98%     1/22/93
    Class B                6.73%      6.01%         -         5.97%      3.73%      6.01%         -       5.97%    12/22/93
    Class C                6.82%         -          -         7.71%      5.82%         -          -       7.71%     10/1/99
    Class Y                7.81%      7.07%         -         6.74%      7.81%      7.07%         -       6.74%    11/29/93
---------------------------------------------------------------------------------------------------------------------------
Global
    Class A              -18.89%     -3.65%         -         4.60%    -23.55%     -4.78%         -       3.96%     2/22/93
    Class B              -19.48%     -4.35%         -         2.12%    -22.70%     -4.35%         -       2.12%    12/22/93
    Class C              -19.50%         -          -       -12.71%    -23.30%         -          -     -12.71%     10/1/99
    Class Y              -18.65%     -3.39%         -         3.51%    -18.65%     -3.39%         -       3.51%    11/29/93
---------------------------------------------------------------------------------------------------------------------------
International
    Class A              -20.28%     -7.08%         -        -0.26%    -24.84%     -8.17%         -      -0.95%      3/2/94
    Class B              -20.84%     -7.78%         -        -0.78%    -24.01%     -7.78%         -      -0.78%      3/2/94
    Class C              -20.91%         -          -       -16.06%    -21.70%         -          -     -16.06%     10/1/99
    Class Y              -20.05%     -6.83%         -         0.02%    -20.05%     -6.83%         -       0.02%      3/2/94
---------------------------------------------------------------------------------------------------------------------------
Strategic
    Class A               -7.48%      3.11%         -         8.04%    -12.78%      1.89%         -       7.38%     2/22/93
    Class B               -8.19%      2.30%         -         7.27%    -11.66%      2.30%         -       7.27%    12/22/93
    Class C               -8.21%         -          -        -2.34%     -9.08%         -          -      -2.34%     10/1/99
    Class Y               -7.27%      3.35%         -         8.13%     -7.27%      3.35%         -       8.13%    11/29/93
---------------------------------------------------------------------------------------------------------------------------
Premier
    Class A              -15.97%      3.55%         -         6.75%    -20.80%      2.33%         -       5.65%    12/31/96
    Class B              -16.61%      2.77%         -         5.96%    -19.85%      2.77%         -       5.96%    12/31/96
    Class C              -16.66%         -          -        -9.52%    -17.47%         -          -      -9.52%     10/1/99
    Class Y              -15.78%      3.80%         -         7.01%    -15.78%      3.80%         -       7.01%    12/31/96
---------------------------------------------------------------------------------------------------------------------------
Gov't Securities
    Class A                9.38%      7.39%         -         5.46%      4.72%      6.46%         -       4.95%      9/8/93
    Class B                8.41%      6.69%      5.33%           -       5.41%      6.69%      5.33%         -      4/22/87
    Class C                8.38%         -          -         8.67%      8.38%         -          -       8.67%     10/1/99
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth
    Class A              -15.20%     -3.08%         -         6.63%    -20.06%     -4.21%         -       5.93%      9/8/93
    Class B              -15.72%     -3.69%         -         6.01%    -19.10%     -3.69%         -       6.01%      9/8/93
    Class C              -15.97%         -          -        -4.37%    -16.81%         -          -      -4.37%     10/1/99
    Class Y              -14.99%         -          -        -1.73%    -14.99%         -          -      -1.73%    12/31/98
---------------------------------------------------------------------------------------------------------------------------
Value Equity
    Class A              -17.24%      0.87%         -         8.85%    -21.97%     -0.32%         -       8.13%      9/8/93
    Class B              -17.88%      0.19%         -         8.21%    -21.16%      0.19%         -       8.21%      9/8/93
    Class C              -17.90%         -          -        -8.90%    -18.72%         -          -      -8.90%     10/1/99
    Class Y              -17.03%         -          -         0.74%    -17.03%         -          -       0.74%      1/5/98
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value
      Class A             -9.29%         -          -        -2.33%    -14.52%         -          -      -3.86%    12/31/98
      Class B             -9.96%         -          -        -3.08%    -13.51%         -          -      -3.34%    12/31/98
      Class C            -10.01%         -          -        -3.09%    -10.90%         -          -      -3.09%     10/1/99
      Class Y             -9.08%         -          -        -2.12%     -9.08%         -          -      -2.12%    12/31/98
---------------------------------------------------------------------------------------------------------------------------

                                                                        LOAD      ADJUSTED
------------------------------------------------------------------------------------------------------
                           ONE        FIVE        TEN        SINCE       ONE        FIVE        TEN      SINCE    INCEPTION
    FUND                  YEAR       YEARS       YEARS     INCEPTION    YEAR       YEARS       YEARS   INCEPTION     DATE
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value
      Class A             -2.92%         -          -        12.25%     -8.52%         -          -      10.60%     9/30/98
      Class B             -3.58%         -          -        11.42%     -6.90%         -          -      11.42%     9/30/98
      Class C             -3.63%         -          -         8.28%     -4.46%         -          -       8.28%     10/1/99
      Class Y             -2.71%         -          -        12.51%     -2.71%         -          -      12.51%     9/30/98
---------------------------------------------------------------------------------------------------------------------------
Europe Equity
      Class A            -19.24%         -          -        -9.10%    -23.92%         -          -     -10.56%     1/29/99
      Class B            -19.84%         -          -        -9.76%    -23.04%         -          -      -9.97%     1/29/99
      Class C            -19.62%         -          -       -11.49%    -20.42%         -          -     -11.49%     10/1/99
      Class Y            -19.08%         -          -        -8.87%    -19.08%         -          -      -8.87%     1/29/99
---------------------------------------------------------------------------------------------------------------------------
Premier Research
      Class A            -19.81%         -          -       -19.28%    -24.65%         -          -     -21.22%     4/28/00
      Class B            -20.41%         -          -       -19.87%    -23.60%         -          -     -20.53%     4/28/00
      Class C            -20.41%         -          -       -19.87%    -21.12%         -          -     -19.87%     4/28/00
      Class Y            -19.51%         -          -       -19.06%    -19.51%         -          -     -19.06%     4/28/00
---------------------------------------------------------------------------------------------------------------------------
Premier
International
      Class A            -24.79%         -          -       -28.41%    -29.16%         -          -     -30.14%     4/28/00
      Class B            -25.47%         -          -       -28.96%    -28.45%         -          -     -29.55%     4/28/00
      Class C            -25.45%         -          -       -28.96%    -26.19%         -          -     -28.96%     4/28/00
      Class Y            -24.66%         -          -       -28.21%    -24.66%         -          -     -28.21%     4/28/00
---------------------------------------------------------------------------------------------------------------------------
Premier Value
      Class A            -20.95%         -          -        -8.98%    -25.47%         -          -     -11.17%     4/28/00
      Class B            -21.47%         -          -        -9.60%    -24.60%         -          -     -10.33%     4/28/00
      Class C            -21.42%         -          -        -9.62%    -22.20%         -          -      -9.62%     4/28/00
      Class Y            -20.71%         -          -        -8.74%    -20.71%         -          -      -8.74%     4/28/00
---------------------------------------------------------------------------------------------------------------------------
High Yield
      Class A             -8.61%         -          -        -6.42%    -12.55%         -          -      -7.48%    12/31/98
      Class B             -9.28%         -          -        -7.11%    -11.77%         -          -      -7.29%    12/31/98
      Class C             -9.30%         -          -        -8.81%    -10.13%         -          -      -8.81%     10/1/99
      Class Y             -8.38%         -          -        -6.19%     -8.38%         -          -      -6.19%    12/31/98
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index            -20.88%         -          -       -20.41%    -20.88%         -          -     -20.41%     4/28/00
---------------------------------------------------------------------------------------------------------------------------
Money Market               1.68%      4.44%         -         4.47%      1.68%      4.44%         -       4.47%     2/22/93
---------------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE

For periods prior to September 26, 1997, the performance data relating to Class A and B shares of the Mid-Cap Growth Fund, Value Equity Fund, Tax-Exempt Fund and Government Securities Fund reflect the prior performance and expense ratios of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust, the assets of which were acquired by the corresponding GE Fund. The Government Securities Fund has not offered Class Y shares since the Fund's inception, therefore no performance data is shown for Class Y shares of this Fund.

The performance data has been calculated to assume the current maximum sales charges imposed by the Trust, which are generally higher than the sales charges formerly imposed by the Trust.

The mutual fund results are net of fees and expenses and assume changes in share price, reinvestment of dividends and capital gains, and, if applicable, the deduction of any sales charges as set forth under the "Load Adjusted" column. GEAM has voluntarily agreed to reduce or otherwise limit certain expenses of the Trust. Also, certain of the results for funds that were series of Investors Trust were favorably affected by expense waivers or limitations. Absent these limits, the GE Funds' and Investors Trust Funds' performance would have been lower.

          The Funds may compare their average annual total returns to the returns of the following securities market indices. The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index), the S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), the S&P/BARRA Composite Index of 500 value stocks (S&P 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI
EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index and the Lehman Brothers Government Bond Index, CS First Boston High Yield Index, MSCI Europe Index, Russell 2000 Index and Russell 1000 Value Index are unmanaged indexes and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The MSCI World Index is a composite of 1,561 stocks in companies from 22 countries representing the European, Pacific Basin and American regions. The MSCI EAFE Index is a composite of 1,103 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI is a composite of investment grade, fixed-rate municipal bonds and is considered to be representative of the municipal bond market. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The Lehman Brothers 10-Year Municipal Index is comprised of 8,987 bonds with a nominal maturity from eight years up to, but not including, 12 years. The Lehman Brothers Government Bond Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The actual allocation mix of this Fund may have varied from time to time. The results shown for the foregoing indexes assume the reinvestment of net dividends.

          The Trust also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data because the latter reflects compounding of return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance.

AGGREGATE TOTAL RETURN

          The Trust may use "aggregate total return" figures in advertisements, which represent the cumulative change in value of an investment in a Class of shares of a Fund for a specific period, and which reflects changes in the Fund's share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Because distribution and shareholder service fees vary across Classes, the total returns for each Class will differ. Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

          "Aggregate total return" represents the cumulative change in the value of an investment in a Class for the specified period and are computed by the following formula:

          Aggregate Total Return = ERV - P
                                   -------
                                    P

                    Where P =      a hypothetical initial payment of $1,000; and

                    ERV  =         Ending Redeemable Value of a hypothetical
                                   $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

DISTRIBUTION RATE

          The Trust may advertise a Fund's distribution rate and/or effective distribution rate. A Fund's distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

          A Fund's distribution rate measures dividends distributed for a specified period. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

COMPARATIVE PERFORMANCE INFORMATION

          In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, the Trust may compare the Fund's performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEAM derived from those indices.

          Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical, to that of the Funds. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

                             PRINCIPAL STOCKHOLDERS

          The following persons are the only persons known by the Trust to hold of record more than 5% of the outstanding shares of any class of the Funds as of December 31, 20021.

NAME AND ADDRESS                                              AMOUNT OF          PERCENT
OF RECORD OWNER                                               OWNERSHIP          OF CLASS
----------------                                            -------------        ---------
PREMIER FUND, CLASS A
Charles Schwab & Co. Inc.                                     413,694.950             5.61%
Special Custody Account for the                                 shares
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

PREMIER FUND, CLASS Y
GE Financial Assurance Co.                                    330,422.900            12.13%
601 Union Street, Suite 1400                                     shares
Seattle, WA  98101-2341

State Street Bank & Trust Co. TTEE                            317,678.362            11.66%
FBO GNA Savings Plan                                             shares
Master Trust Client Ser-W6C
1 Enterprise Dr.
No. Quincy, MA  02171-2126

Charles Schwab & Co. Inc.                                     184,346.871             6.77%
Special Custody Account for the                                  shares
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

State Street Bank & Trust Co. TTEE                          1,430,852.626            52.53%
FBO Asset Management Plan for                                   shares
Affiliated GE Companies
Master Trust Client Ser-W6C
1 Enterprise Dr.
No. Quincy, MA  02171-2126

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
PREMIER RESEARCH EQUITY, CLASS A
GEFA Holdings Inc.                                          1,018,013.493            76.06%
Attn: Jerry Fulps                                               shares
601 Union St. #14
Seattle, WA  98101-2341

PREMIER RESEARCH EQUITY, CLASS B
Painewebber for the Benefit of                                  2,317.525             5.37
Painewebber Customers                                             shares
Rufus J. Caraway
P.O. Box 3321
Weehawken, NJ 07086-8154

GEFA Holdings Inc.                                             10,121.871            23.46%
Attn: Jerry Fulps                                                shares
601 Union St. #14
Seattle, WA  98101-2341

PREMIER RESEARCH EQUITY, CLASS C
Raymond James & Assoc. Inc. Cust.                               1,998.899             9.88%
FBO Fox IRA                                                       shares
BIN# 74822816
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

PaineWebber FBO                                                 3,542.122            17.50%
Thomas Anthony Allegretti TTEE                                    shares
Thomas Anthony Allegretti
Living Trust DTD 4/28/99
7916 Vassar Avenue
Canoga Park, CA 91304-4872

State Street Bank & Trust Company                               1,858.736             9.18%
IRA R/O, Suzanne L. Destefano                                     shares
3401 Amherst Circle, Apt 215
Bedford, TX 76021-2381

GEFA Holdings Inc.                                             10,121.871            50.00%
Attn: Jerry Fulps                                                 shares
601 Union St #14
Seattle, WA  98101-2341

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
PREMIER RESEARCH EQUITY, CLASS Y
GEFA Holdings Inc.                                             10,206.983            99.94%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

PREMIER VALUE EQUITY, CLASS A
GEFA Holdings Inc.                                          1,055,949.627            64.89%
Attn: Jerry Fulps                                               shares
601 Union St #14
Seattle, WA  98101-2341

State Street Bank & Trust Co. TTEE                            153,894.333             9.46%
Centerprise Savings Plan                                         shares
Master Trust Client Service-W6C
805 Pennsylvania Avenue
Kansas City, MO 64105-1307

PREMIER VALUE EQUITY, CLASS B
Deborah Norrie                                                  4,726.005             7.32%
Todd Norrie TTEES                                                 shares
Tyler Norrie Trust Indenture
312 Russet Lane
Southington, CT 06489-1774

GEFA Holdings Inc.                                             10,278.973            15.92%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

PREMIER VALUE EQUITY, CLASS C
GEFA Holdings Inc.                                             10,221.294            59.53%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
PREMIER VALUE EQUITY, CLASS C (CONT.)
Painewebber for the Benefit of                                  2,346.753            13.68%
W. Larry Bryan and                                                shares
Sarah M. Bryan JTWROS
1126 Carthage Drive
Jacksonville, FL 32218-8108

PREMIER VALUE EQUITY, CLASS Y
GEFA Holdings Inc.                                             10,506.092            99.94%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

PREMIER INTERNATIONAL EQUITY, CLASS A
GEFA Holdings Inc.                                          1,031,034.757            82.67%
Attn: Jerry Fulps                                               shares
601 Union St #14
Seattle, WA  98101-2341

PREMIER INTERNATIONAL EQUITY, CLASS B
State Street Bank & Trust Cust.                                 3,136.770            14.64%
IRA R/O                                                           Shares
Debra D. Dawson
3792 S. Twp. Rd. 165
Tiffin, OH 44883

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
PREMIER INTERNATIONAL EQUITY, CLASS B (CONT.)
GEFA Holdings Inc.                                             10,075.748            47.02%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

PREMIER INTERNATIONAL EQUITY, CLASS C
GEFA Holdings Inc.                                             10,092.292            62.03%
Attn: Jerry Fulps                                                shares
601 Union St #14
Seattle, WA  98101-2341

Donaldson Lufkin Jenrette Securities Corp. Inc.                 1,633.189            10.04%
P.O. Box 2052                                                     shares
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette Securities Corp. Inc.                 1,849.767            11.37%
P.O. Box 2052                                                     shares
Jersey City, NJ 07303-2052

PREMIER INTERNATIONAL EQUITY, CLASS Y
GEFA Holdings Inc.                                             10,365.389            99.94%
Attn: Jerry Fulps                                                 shares
601 Union St #14
Seattle, WA  98101-2341

S&P 500 INDEX
GEFA Holdings Inc.                                          2,480,113.695            60.51%
Attn: Jerry Fulps                                               shares
601 Union St #14
Seattle, WA  98101-2341

U.S. EQUITY FUND, CLASS A
Charles Schwab & Co. Inc.                                     631,096.214             5.05%
Special Custody Account For the                                  shares
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
U.S. EQUITY FUND, CLASS C
Painwebber FBO                                                 15,347.722             5.28%
Dana E. Moore TTEE of Dana                                       shares
E. Moore Revoc. Trust U/A/ DTD 08/19/97
4301 Confederate Point Rd., Apt 244
Jacksonville, FL 32210-5503

U.S. EQUITY FUND, CLASS Y
State Street Bank & Trust Co., as Trustee                   3,349,724.442            28.18%
FBO Asset Management Plan for Affiliated GE Companies           shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., Trustee                      1,607,358.016            13.52%
Benchside & Co. - GE Cap. Asset Maint.                          shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                   1,717,159.989            14.45%
Eastmate & Co.                                                  shares
FBO GE Capital Fleet Services
Master Trust Client Services
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                     818,129.192             6.88%
Grampas & Co. Trust                                              shares
FBO Ameridata Technology
Master Trust Client Service W6C
1 Enterprise Drive
No. Quincy, MA 02171

Post & Co.                                                    867,322.200             7.30%
C/o The Bank of New York                                         shares
Attn:  Mutual Fund/Reorg Dept.
P.O. Box 1066
New York, NY 10286-0001

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
U.S. EQUITY FUND, CLASS Y (CONT.)
Standard Life Assurance Company of Canada                   1,487,174.518            12.51%
c/o Josie Cammisano                                             shares
Investment Accounting
1245 Sherbrooke Street West Flr 16
Montreal, Quebec H3G 1G3

SMALL CAP VALUE EQUITY FUND, CLASS A
GE Financial Assurance                                        939,368.382            24.33%
601 Union St.                                                    shares
Seattle, WA  98101-2341

SMALL CAP VALUE EQUITY FUND, CLASS B
GE Financial Assurance                                        666,740.792            45.52%
601 Union St.                                                    shares
Seattle, WA  98101-2341

SMALL CAP VALUE EQUITY FUND, CLASS C
Bear Stearns Securities Corp.                                  27,987.619             5.03%
FBO 493-91612-14                                                 shares
1 Metrotech Center N.
Brooklyn, NY 11201-3870

Sterling Trust Company Cust.                                   33,544.017             6.02%
Grand Vehicle Works Holding Co.                                  shares
1380 Lawrence St., Ste. 1400
Denver, CO 80204-2060

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
SMALL CAP VALUE EQUITY FUND, CLASS Y
Aggressive Allocation Lifestyle Fund                          113,294.671            13.64%
Omnibus Account - Underlying Fund                                shares
Attn Mary Stone
GE Investment Services
3003 Summer St
Stamford, CT 06905-4316

State Street Bank & Trust Company TTEE                         48,203.037             5.80%
GE Universal Plan                                                shares
Master Trust Client Service - W6C
1 Enterprise Drive
Quincy, MA 02171-2126

Moderate Allocation Lifestyle Fund                             65,145.222             7.84%
Omnibus Account - Underlying Fund                                shares
Attn Mary Stone
GE Investment Services
3003 Summer St
Stamford, CT 06905-4316

Key Bank NA TTEE FBO                                          114,766.641            13.81%
Cole National - Cash                                             shares
P.O. Box 94871
Cleveland, OH 44101-4871

Wesbanco Trust & Inv. Services C/F                             76,683.548             9.23%
Oglebay Institute                                                shares
1 Bank Plaza
Wheeling, WV 26003-3543

National City Bank TTEE                                       170,672.818            20.54%
Hathaway Brown Trust 08/27/02                                    shares
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984

State Street Bank & Trust Co. TTEE                            171,739.739            20.67%
FBO GNA Savings Plan                                             shares
Master Trust Client Ser-W6C
1 Enterprise Drive
No. Quincy, MA  02171-2126

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
MID-CAP GROWTH FUND, CLASS A
GNA Corporation                                               727,252.129            26.08%
Attn:  Investments - Accounting                                  shares
Two Union Square - 14th Floor
601 Union Street
Seattle, WA  98101-2341

MID-CAP GROWTH FUND, CLASS C
GE Financial Assurance Co                                       8,948.872            17.48%
601 Union St STE 1400                                             shares
Seattle, WA  98101-2341

Donaldson Lufkin Jenrette Securities Corp.                      2,802.243             5.48%
P.O. Box 2052                                                     shares
Jersey City, NJ 07303-2052

State Street Bank & Trust Cust                                  3,000.487             5.86%
IRA R/O                                                           shares
John F. Kiley
5 Mayfair Ct
Ipswich, MA  01938-1693

Circle Trust Co. Cust.                                          3,473.377             6.79%
The Cobalt Group Inc. 401K                                        shares
Metro Center
One Station Place
Stamford, CT 06902-6800

Circle Trust Company C/F                                        5,471.753            10.69%
Goldk Omnibus Account                                             shares
Metro Center
One Station Place
Stamford, CT 06902-6800

Attn: Mutual Funds                                              2,668.204             5.21%
Fiserv Securities Inc.                                            shares
FAO 15147812
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103-7008

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
MID-CAP GROWTH FUND, CLASS C (CONT.)
Donaldson Lufkin Jenrette                                       4,871.153             9.52%
Securities Corp Inc.                                              shares
PO Box 2052
Jersey City, MJ  07303-2052

MID-CAP GROWTH FUND, CLASS Y
State Street Bank & Trust Co TTEE                               7,309.175            99.93%
GE Universal Plan                                                shares
Master Trust Client Ser-W6C
1 Enterprise Dr.
Quincy, MA  02171-2126

MID-CAP VALUE FUND, CLASS A
State Street Bank & Trust Co                                   27,753.701             8.39%
C/F the Rollover IRA of Emmet E. Delay                           shares
7 Macaffer Drive
Albany, NY 12204-1207

Spectrulite Consortium Inc                                     27,807.248             8.41%
Madison Hrly Employee Pension Plan                               shares
Chris A. Barnes & Patrick J. Knoll Trustees
1001 College Street, P. O. Box 258
Madison, IL 62060-0258

MID-CAP VALUE FUND, CLASS B
PaineWebber for the Benefit of                                  9,785.565            22.75%
Dr. Christopher Johnson &                                        shares
Nancy Johnson JTWROS
25 Woodbine Street
Little Silver, NJ  07739-1312

MID-CAP VALUE FUND, CLASS C
Raymond James & Assoc. Inc.                                     3,029.826             5.23%
FBO Richardson                                                   shares
BIN# 50050243
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

NAME AND ADDRESS                                              AMOUNT OF           PERCENT
OF RECORD OWNER                                               OWNERSHIP           OF CLASS
----------------                                            -------------        ---------
MID-CAP VALUE FUND, CLASS C (CONT.)
Raymond James & Assoc. Inc.                                     4,039.766             6.98%
FBO Gilbert, E.                                                  shares
BIN# 50265168
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                     2,942.396             5.08%
FBO Siler Fam. T.                                                shares
BIN# 82479255
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                     3,528.583             6.10%
FBO Ashton Trust                                                 shares
BIN# 83114325
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                     3,718.689             6.42%
FBO Siler IRA                                                    shares
BIN# 88665878
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

MID-CAP VALUE FUND, CLASS Y
Colonial Penn Insurance Company                             1,071,589.540            100.0%
Attn: Jerry Fulps                                              shares
601 Union St., Ste. 1400
Seattle, WA  98101-2341

VALUE EQUITY FUND, CLASS A
GNA Corporation                                               491,952.276             9.57%
Attn:  Investments - Accounting                                 shares
Two Union Square - 14th Floor
601 Union Street
Seattle, WA  98101-2341

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
VALUE EQUITY FUND, CLASS C
Circle Trust Company Custodian                                 23,652.405           14.02%
Bruce T. Lessien MD Safe Harbour 401K                            shares
Metro Center
1 Station Pl.
Stamford, CT 06902-6800

VALUE EQUITY FUND, CLASS Y
The Horace Bushnell                                           263,318.248           53.94%
Memorial Hall                                                   shares
166 Capitol Ave
Hartford, CT 06106-1646

First Union National Bank                                      35,973.178            7.37%
Omnibus Reinvest/Reinvest                                        shares
1525 West Wt Harris Blvd., CMG 3C4
Charlotte, NC  28262-1151

Nabob Co.                                                      44,662.952            9.15%
PO Box 7088                                                      shares
Wyomissing, PA  19610-6088

Wendel & Co.                                                  142,172.293           29.13%
FBO Smith & Newphew                                             shares
C/O Bank of New York
Mutual Fund Reorg Dept.
P.O. Box 1066, Wall Street Station
New York, NY 10868

GLOBAL FUND, CLASS C
GE Financial Assurance Co                                       3,732.352           16.99%
601 Union St Ste 1400                                            shares
Seattle, WA  98101-2341

Sterling Trust Company Custodian FBO                            3,633.909           16.54%
First Impressions Lithographic                                   shares
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
GLOBAL FUND, CLASS C (CONT.)
Donaldson Lufkin Jenrette Securities Corp. Inc.                 2,766.621           12.59%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette Securities Corp. Inc.                 1,607.143            7.32%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

GLOBAL FUND, CLASS Y
State Street Bank & Trust Co., as Trustee                     719,855.169           91.70%
Eastmate & Co. Trust                                            shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

GE Client Business Services Inc.                               39,258.570            5.00%
Finback & Co.                                                    shares
Master Trust Client Services W6C
1 Enterprise Drive
N. Quincy, MA 02171-2126

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
INTERNATIONAL FUND, CLASS A
Moderate Strategy Lifestyle Fund                              226,274.503           12.48%
Omnibus Account - Underlying Fund                               shares
Attn:  Mary Stone
GE Investment Services
3003 Summer Street
Stamford, CT 06905-4316

State Street Bank & Trust Co.                                 265,505.507           14.64%
FBO Aggregate Industries INC                                    shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Aggressive Strategy LifeStyle Fund                            103,548.473            5.71%
Omnibus Account - Underlying Fund                               shares
Attn: Mary Stone
GE Investment Services
3003 Summer St.
Stamford, CT  06905-4316

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
INTERNATIONAL FUND, CLASS C
Walter Davis                                                    4,943.900            6.56%
Linda D. Davis JTWROS                                            shares
2684 10th Avenue
Merced, CA 95340-3106

Mary S. Swift TTEE                                              3,833.333            5.09%
U/A Dated 8/30/1991                                              shares
William A. Swift Decedents Trust B
10736 Stone Road
Oakdale, CA 95361-9514

Circle Trust Co. Cust.                                          4,004.673            5.32%
The Cobalt Group Inc. 401K                                       shares
Metro Center
One Station Place
Stamford, CT 06902-6800

Circle Trust Company Custodian                                 22,253.357           29.55%
Bruce T. Lessien MD Safe Harbour 401K                            shares
Metro Center
One Station Place
Stamford, CT 06902-6800

INTERNATIONAL FUND, CLASS Y
State Street Bank & Trust Co TTEE                             386,273.934           14.03%
Benchside & Co. - GE Cap Asst Maint                              shares
Master Trust Client SER-W6C
1 Enterprise Dr
N. Quincy, MA  02171-2126

Aggressive Allocation LifeStyle Fund                          163,442.246            5.94%
Omnibus Account - Underlying Fund                                shares
Attn:  Mary Stone
GE Investment Services
3003 Summer Street
Stamford, CT 06905-4316

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
INTERNATIONAL FUND, CLASS Y (CONT.)
State Street Bank & Trust Co. TTEE                          1,093,944.627           39.73%
FBO Asset Mngt Plan for                                        shares
Affiliated GE Companies
Master Trust Client SER-W6C
1 Enterprise Dr.
N. Quincy, Ma  02171-2126

State Street Bank & Trust Company TTEE                        549,189.962           19.94%
Grampas & Co Trust                                              shares
FBO Ameridata Technology
Master Trust Client Services W6C
1 Enterprise Drive
N. Quincy, MA 02171-2126

EUROPE FUND, CLASS A
GE Financial Assurance                                         23,480.123           10.13%
601 Union St Ste 1400                                            shares
Seattle, WA  98101-2341

Michael D. Fraizer                                             18,932.898            8.17%
Elizabeth M Royer Fraizer JT WROS                                shares
8301 Paigley Pl
Richmond, VA  23229-8429

Painewebber for the Benefit of                                 12,135.922            5.24%
Beverly Fischgrund TTEE                                          shares
Fischgrund Trust DTD 2/10/98
1025 North Crescent Drive
Beverly Hills, CA 90210-2803

EUROPE FUND, CLASS B
GE Financial Assurance                                         11,625.908           28.33%
601 Union ST STE 1400                                            shares
Seattle, WA 98101-2341

Raymond James & Assoc Inc FBO                                   3,471.496            8.46%
FBO Metz                                                         shares
880 Carillon Parkway
St. Petersburg, FL 33716-1100

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
EUROPE FUND, CLASS B (CONT.)
J.J.B. Hilliard, W.L. Lyons, Inc.                               2,793.068            6.81%
Hilliard Lyons Customer for                                      shares
Daniel G. Knauss IRA
501 S. 4th Street
Louisville, KY 40202-2520

Mir Jafar Shah                                                  2,459.124            5.99%
4 Natoma Dr                                                      shares
Oakbrook, IL 60523-7712

Raymond James & Assoc Inc FBO                                   4,065.566            9.91%
FBO Fabris IRA                                                   shares
BIN # 75605901
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Assoc Inc FBO                                   2,172.146            5.29%
FBO Lucey WF&AL                                                  shares
BIN # 24252804
880 Carillon Parkway
St. Petersburg, FL 33716-1100

EUROPE FUND, CLASS C
GE Financial Assurance Co                                       8,280.998           79.53%
601 Union St Ste 1400                                            shares
Seattle, WA  98101-2341

Donaldson Lufin Jenrette Securities Corp. Inc.                  1,166.650           11.20%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

EUROPE FUND, CLASS Y
GE Life and Annuity Assurance Company                       1,202,328.605           100.0%
Attn: Jerry Fulps                                              shares
601 Union St Ste 1400
Seattle, WA  98101-2341

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
STRATEGIC FUND, CLASS Y
State Street Bank & Trust Co., Trustee                        791,319.541           19.10%
Benchside & Co., - GE Cap. Asset Maint.                         shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                     817,475.664           19.73%
Eastmate & Co.                                                  shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                     495,274.879           11.95%
Grampas & Co. Trust                                             shares
FBO Ameridata Technology
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                   1,577,354.882           38.07%
FBO Asset Management Plan for Affiliated GE Companies          shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Pension Plan for Employees of Insulating                      233,427.711            5.63%
  Materials Incorporated                                        shares
Jurg Brunner Trustee
1 West Campbell Road
Schenectady, NY  12306-2442

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
TAX-EXEMPT FUND, CLASS A
Richard M Kelleher                                            324,856.444           11.47%
47 Crooked Ln                                                   shares
Duxbury, MA  02332-3903

TAX-EXEMPT FUND, CLASS B
Theodore A. Boyuls                                             20,148.647            6.08%
5 Jamaica Village Road                                           shares
Coronado, CA 92118-3208

TAX-EXEMPT FUND, CLASS C
Donaldson Lufkin Jenrette                                      15,112.769            5.28%
Securities Corp Inc.                                             shares
PO Box 2052
Jersey City, NJ 07303-2052

Raymond James & Associates Inc.                                17,667.491            6.18%
FBO Bohlman, John                                                shares
BIN# 50384246
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates Inc.                                16,348.055            5.72%
FBO Cheatham, R                                                  shares
BIN# 47294395
880 Carillon Parkway
St. Petersburg, FL 33716-1100

BNY Clearing Services LLC                                      44,579.611           15.59%
Wendel & Co. 72500                                               shares
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Bear Stearns Securities Corp.                                  22,757.033            7.96%
FBO 784-12810-20                                                 shares
One Metrotech Center North
Brooklyn, NY 11201-3870

TAX-EXEMPT FUND, CLASS Y

GE Asset Management Incorporated                                2,329.089           97.17%
3003 Summer Street                                               shares
Stamford, CT 06905-4316

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
HIGH YIELD FUND CLASS A
Moderate Strategy Lifestyle Fund                              104,337.094           10.72%
Omnibus Account - Underlying Fund                               shares
Attn Mary Stone
GE Investment Services
3003 Summer St
Stamford, CT 06905-4316

Aggressive Strategy Lifestyle Fund                              50,956.82-           5.24%
Omnibus Account - Underlying Fund                                 shares
Attn Mary Stone
GE Investment Services
3003 Summer St
Stamford, CT 06905-4316

State Street Bank & Trust Co.                                  66,004.107            6.78%
C/F The Rollover IRA of                                          shares
Joseph R. Royer
3095 N Course Dr Apt 1011
Pompano Beach, FL  33069-3306

State Street Bank & Trust Co. TTEE                             54,787.436            5.63%
Centerprise Savings Plan                                         shares
Master Trust Client Services - W6C
Attn:  Theresa Blackwell
805 Pennsylvania Avenue
Kansas City, MO 64105-1307

State Street Bank & Trust Co.                                  59,829.625            6.15%
C/F The Rollover IRA of                                          shares
Henry I. Steckler
8D Seabreeze Avenue
Milford, CT 06460-7946

State Street Bank & Trust Co.                                  51,618.552            5.30%
C/F The Rollover IRA of                                          shares
Robert G. Scheffler
P.O. Box 87
Kattskill Bay, NY 12844-0087

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
HIGH YIELD FUND CLASS C
Mary S. Swift TTEE                                              6,574.924            8.14%
U/A Dated 8/30/1991                                              shares
William A. Swift Decedents Trust B
10736 Stone Road
Oakdale, CA 95361-9514

Margaret F. Nathan TTEE                                        14,158.003           17.53%
UA DTD 01/15/1998                                                shares
Nathan Survivors Trust
7730 Kedvale Ave
Skokie, IL 60076-3602

GE Financial Assurance                                          9,810.248           12.14%
601 Union St STE 1400                                            shares
Seattle, WA 98101-2341

Walter R. Davis                                                 8,523.926           10.55%
Linda D. Davis JTWROS                                            shares
2684 10th Avenue
Merced, CA 95340-3106

Donaldson Lufkin Jenrette Securities Corp. Inc.                 6,561.680            8.12%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

HIGH YIELD FUND CLASS Y
GE Financial Assurance                                      2,915,977.442           95.28%
601 Union St Ste 1400                                          shares
Seattle, WA  98101-2341

FIXED INCOME FUND, CLASS A
State Street Bank & Trust Co. TTEE                            614,261.899            5.08%
FBO Aggregate Industries INc.                                   shares
1 Enterprise Drive
N. Quincy, MA 02171-2126

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
FIXED INCOME FUND, CLASS C
Donaldson Lufkin Jenrette                                       8,979.143            7.11%
Securities Corp Inc.                                             shares
PO Box 2052
Jersey City, NJ 07303-2052

Walter R. Davis                                                 6,816.767            5.40%
Linda D. Davis JTWROS                                            shares
2684 10th Avenue
Merced, CA 95340-3106

State Street Bank & Trust Company                              15,930.801           12.62%
IRA R/O George J. Turner                                         shares
254 Hancock Street
Brooklyn, NY 11216-2201

FIXED INCOME FUND, CLASS Y
State Street Bank & Trust Co., Trustee                        900,723.052           12.05%
Benchside & Co. - GE Cap. Asset Maint.                          shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co. TTEE                          2,843,940.985           38.04%
FBO Asset Management Plan for                                  shares
Affiliated GE Companies
Master Trust Client Ser-W6C
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                   1,027,330.740           13.74%
Eastmate & Co. Trust                                           shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
FIXED INCOME FUND, CLASS Y (CONT.)
State Street Bank & Trust Co., TTEE                           595,715.633            7.97%
Grampas & Co. Trust                                             shares
FBO Ameridata Technology
Master Trust Client Service-W6C
One Enterprise Drive
No. Quincy, MA 02171-2126

SHORT-TERM GOVERNMENT FUND, CLASS C
Circle Trust Company Custodian                                 22,846.439            5.67%
Bruce T. Lessien MD Safe Harbour 401K                            shares
Metro Center
1 Station Place
Stamford, CT 06902-6800

State Street Bank & Trust Cust.                                28,479.847            7.07%
IRA R/O Evelyn Garcia                                            shares
8716 SW 79th Pl.
Miami, FL 33143-7039

Donaldson Lufkin Jenrette                                      35,848.887            8.90%
Securities Corp Inc.                                             shares
PO Box 2052
Jersey City, NJ  07303-2052

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                              -----------        --------
SHORT-TERM GOVERNMENT FUND, CLASS Y
State Street Bank & Trust Company TTEE                          5,958.751            6.12%
GE Universal Plan                                                shares
Master Trust Client Services - W6C
1 Enterprise Drive
Quincy, MA 02171-2126

Cumberland Resources Corporation                               85,127.174           87.42%
P.O. Box 2560                                                    shares
Wise, VA 24293-2560

Building with Books Inc.                                        6,185.503            6.35%
P.O. Box 16741                                                   shares
Stamford, CT 06905-8741

GOVERNMENT SECURITIES FUND, CLASS C
Mildred Helen Schuh                                            15,314.395           12.64%
13740 SW 109th Street                                            shares
Miami, FL 33188-0001

Geraldean Edge                                                  8,824.782            7.29%
11329 SW 109th Rd., Apt. D                                       shares
Miami, FL 33176-8417

State Street Bank & Trust Cust.                                11,636.329            9.61%
IRA R/O Robert H. Krebs                                          shares
1005 Shadyside Lane
Weston, FL 33327-1856

Barbara Wander                                                  6,092.015            5.03%
9822 Malvern Drive                                               shares
Tamarac, FL 33321-1995

Donaldson Lufkin Jenrette Securities Corp. Inc.                12,697.619           10.48%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette Securities Corp. Inc.                 6,579.847            5.43%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

NAME AND ADDRESS                                               AMOUNT OF         PERCENT
OF RECORD OWNER                                                OWNERSHIP         OF CLASS
----------------                                               ---------         --------
GOVERNMENT SECURITIES FUND, CLASS C (CONT.)
Donaldson Lufkin Jenrette Securities Corp. Inc.                 6,579.847            5.43%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette Securities Corp. Inc.                 6,579.847            5.43%
P.O. Box 2052                                                    shares
Jersey City, NJ 07303-2052

          As of December 31, 2002: (i) the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund's outstanding shares; (ii) GE Financial Assurance ("GEFA"), a Virginia corporation, owned 83.86% of the outstanding shares of the Europe Equity Fund and 65.55% of the outstanding shares of High Yield Fund; (iii) Colonial Penn Insurance Company ("Colonial Penn"), a Pennsylvania corporation, owned 71.29% of the outstanding shares of the Mid-Cap Value Fund; (iv) GE Financial Assurance Holdings, Inc. ("GEFAH"), a Delaware corporation, owned 74.25% of the outstanding shares of the Premier Research Fund; 63.21% of the outstanding shares of the Premier Value Fund; 81.96% of the outstanding shares of the Premier International Fund; 60.51% of the outstanding shares of the S&P 500 Index Fund; and (v) State Street Bank & Trust Company ("State Street"), as Trustee, owns 26.27% of the outstanding shares of the Global Fund. So long as GEFA, Colonial Penn, GEFAH and State Street own more than 25% of the outstanding shares of the referenced Funds, they may be deemed to control these Funds.

                     FUND HISTORY AND ADDITIONAL INFORMATION

          The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the "Declaration").

          Currently, there are twenty three funds in the Trust. The U.S. Equity Fund was established as a series of the Trust on August 24, 1992. The Global Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Money Market Fund were added as series of the Trust on November 11, 1992. The Short-Term Government Fund and the International Fund were added as series of the Trust on March 1, 1994. The Mid-Cap Growth Fund and the International Income Fund were added as series of the Trust on June 17, 1994. The Premier Fund was added as a series of the Trust on July 22, 1996. The Value Equity Fund and the Government Securities Fund were added as series of the Trust on June 2, 1997. The Small-Cap Value Fund, the Small-Cap Growth Fund, the Mid-Cap Value Fund and the High Yield Fund were added as series of the Trust on May 8, 1998. The Europe Fund was added as series of the Trust on November 6, 1998. The Premier Research Fund, the Premier International Fund, the Premier Value Fund and the S&P 500 Index Fund were added as series of the Trust on December 13, 1999.

          On September 26, 1997, the Trust, on behalf of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund, GE Government Securities Fund and GE Short-Term Government Fund, acquired all or substantially all of the assets of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund, Investors Trust Government Fund and Investors Trust Adjustable Rate Fund, respectively (each a series of Investors Trust).

          In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. State Street maintains a record of each shareholder's ownership of shares of a Fund.

          SHAREHOLDER LIABILITY. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

          SHAREHOLDER RIGHTS AND VOTING. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board of Trustees may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes which do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders.

          When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

          COUNSEL. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel for the Trust.

          INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust. Coopers & Lybrand L.L.P. (one of the predecessor firms of PricewaterhouseCoopers LLP), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants to Investors Trust, all or substantially all the assets of which were acquired by the Trust on September 26, 1997.

                              FINANCIAL STATEMENTS

          The Annual Report dated September 30, 2002, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Reports. On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds, except the Money Market Fund, effective September 17, 1999. The Redesignation will combine each Fund's respective Class A and Class C shares into a single class and Class D shares will be renamed Class Y shares. At the same time, the Trustees also approved, effective September 17, 1999, a 0.25% reduction in the annual distribution and shareholder servicing fee rate for Class A shareholders. The Annual Report dated October 31, 1996 for Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, which are the predecessor funds to the Mid-Cap Growth Fund, the Value Equity Fund, the Tax-Exempt Fund and the Government Securities Fund, respectively (collectively with the Annual Report for GE Funds, the "Financial Reports"), are incorporated herein by reference.

          The International Income Fund and the Small-Cap Growth Equity Fund have not yet commenced operations and have no assets as of the date of this SAI. The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065,
(800) 242-0134.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

          Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

          Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

          Thomson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

          Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

          AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

          BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

          Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

          AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

          General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

          Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

          AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

          A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

          General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

          BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

          BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C -- The rating C is reserved for income bonds on which no interest is being paid.

          D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

          Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

          Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

          B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                     PART C

                                OTHER INFORMATION

Item 23.    EXHIBITS

Exhibit No. DESCRIPTION OF EXHIBIT

(a)(1)         Declaration of Trust*

(a)(2) Certificate of Amendment of Declaration of Trust and Change of Series Designation*

(a)(3) Form of Amendment to Declaration of Trust to add GE Short-Term Government Fund ("Short-Term Government Fund") and GE International Equity Fund ("International Fund")*

(a)(4) Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and GE International Fixed Income Fund ("International Income Fund")*

(a)(5) Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund ("Premier Fund")*

(a)(6) Form of Amendment to Declaration of Trust to add GE Value Equity Fund ("Value Equity Fund") and GE Government Securities Fund ("Government Securities Fund")*

(a)(7) Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund ("Small-Cap Value Fund"), GE Small-Cap Growth Equity Fund ("Small-Cap Growth Fund"), GE Mid-Cap Value Equity Fund ("Mid-Cap Value Fund") and GE High Yield Fund ("High Yield Fund")*

(a)(8) Form of Amendment to Declaration of Trust to add GE Europe Equity Fund ("Europe Fund") and GE Emerging Markets Fund ("Emerging Markets Fund")*

(a)(9)         Certificate of Amendment to Declaration of Trust*

(a)(10)        Amendment to Establishment and Designation of Classes*

(a)(11)        Form of Amendment to Establishment and Designation of Classes*

(a)(12) Form of Amendment to Declaration of Trust to add GE Premier Research Equity Fund ("Premier Research Fund"), GE Premier International Equity Fund ("Premier International Fund"), GE Premier Value Equity Fund ("Premier Value Fund") and GE S&P 500 Index Fund*

(b)            By-Laws*

(c)            Not applicable

(d)(1)         Form of Investment Advisory and Administration Agreement*

(d)(2) Form of Investment Advisory Agreement for Short-Term Government Fund and International Fund*

(d)(3) Form of Investment Advisory Agreement for Mid-Cap Growth Fund and International Income Fund*

(d)(4)         Form of Investment Advisory and Administration Agreement for
               Premier Fund*

(d)(5) Form of Investment Advisory and Administration Agreement for Value Equity Fund and Government Securities Fund*

(d)(6) Form of Amended and Restated Investment Advisory and Administration Agreement for Tax-Exempt Fund*

(d)(7) Form of Investment Advisory and Administration Agreement for Small-Cap Value Fund and Small-Cap Growth Fund*

(d)(8) Form of Amended and Restated Investment Advisory and Administration Agreement for Mid-Cap Value Fund*

(d)(9) Form of Amended and Restated Investment Advisory and Administration Agreement for High Yield Fund*

(d)(10)        Form of Investment Advisory and Administration Agreement for
               Europe Fund*

(d)(11) Form of Investment Advisory and Administration Agreement for Emerging Markets Fund*

(d)(12) Form of Investment Advisory and Administration Agreement for Premier Research Fund*

(d)(13) Form of Investment Advisory and Administration Agreement for Premier International Fund*

(d)(14) Form of Investment Advisory and Administration Agreement for Premier Value Fund*

(d)(15) Form of Investment Advisory and Administration Agreement for S&P 500 Index Fund*

(d)(16)        Form of Sub-Investment Advisory Agreement for Small-Cap Value
               Fund*

(d)(17)        Form of Sub-Investment Advisory Agreement for High Yield Fund*

(d)(18)        Form of Sub-Investment Advisory Agreement for S&P 500 Index Fund*

(e)            Form of Distribution Agreement, as amended*

(f)            Not applicable

(g)            Form of Custodian Contract*

(h)(1)         Form of Transfer Agency and Service Agreement*

(h)(2) Form of Administration Agreement for Short-Term Government Fund and International Fund*

(h)(3) Form of Administration Agreement for Mid-Cap Growth Fund and International Income Fund*


(h)(4)         Amended and Restated Expense Limitation Agreement, filed herewith


(i)(1)         Opinion and Consent of Willkie Farr & Gallagher*

(i)(2)         Opinion and Consent of Bingham Dana LLP*


(j)(1)         Consent of PricewaterhouseCoopers LLP, filed herewith

(j)(2)         Consent of Willkie Farr & Gallagher, filed herewith


(k)            Not applicable

(l)(1)         Purchase Agreement*

(l)(2) Form of Purchase Agreement for Short-Term Government Fund and International Fund*

(l)(3) Form of Purchase Agreement for Mid-Cap Growth Fund and International Income Fund*


(m)(1) Form of Amended and Restated Shareholder Servicing and Distribution Plan, filed herewith

(m)(2) Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, filed herewith

(m)(3) Form of Amended and Restated Shareholder Servicing and Distribution Agreement, filed herewith

(m)(4) Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, filed herewith

(n) Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended*

(o)            Not applicable

(p)(1)         GEAM of Code of Ethics*

(p)(2)         SSgA Funds Management ("SSga")Code of Ethics*

(p)(3)         Palisade Capital Management, L.L.C. Code of Ethics*

(p)(4)         Morgan Stanley Investments LP Code of Ethics*
------------

*    Previously filed.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         See Item 26.

Item 25. INDEMNIFICATION

     Reference is made to Article IV of the Declaration of Trust of GE Funds ("Registrant") filed as Exhibit (a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 as amended (the "Securities Act"), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to "About the Investment Adviser" in the Prospectus forming Part A, and "Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

     The list required by this Item 26 of partners and officers of Morgan Stanley Investments LP ("Morgan Stanley"), the High Yield Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those partners and officers during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Morgan Stanley pursuant to the Advisors Act (SEC File No. 801-10437).

     GEAM serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

NAME                        CAPACITY WITH ADVISOR                BUSINESS NAME AND ADDRESS
John H. Myers               President, CEO & Director            3003 Summer Street
                                                                 Stamford, CT

Eugene K. Bolton            Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Michael J. Cosgrove         Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Alan M. Lewis               Executive Vice President, General    3003 Summer Street
                            Counsel and Secretary                Stamford, CT

Ralph R. Layman             Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Robert A. MacDougall        Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Donald W. Torey             Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

John J. Walker              Chief Financial Officer              3003 Summer Street
                                                                 Stamford, CT

     SSgA serves as sub-adviser to the S&P500 Index Fund. SSgA manages registered investment company accounts. The business, profession, vocation or employment of a substantial nature which each director or officer of SSgA is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

NAME                    CAPACITY WITH ADVISOR       BUSINESS NAME AND ADDRESS
Gustaff V. Fish, Jr.    President & Director        Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

Thomas P. Kelly         Treasurer                   Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

Mark J. Duggan          Chief Legal Officer         Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini      Chief Compliance Officer    Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

Timothy Harbert         Director                    Two International Place, Boston, MA
                                                    Executive Vice President, State Street Bank and Trust Company, Boston, MA

Mitchell H. Shames      Director                    Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

Agustin Fleites         Director                    Two International Place, Boston, MA
                                                    Principal, State Street Bank and Trust Company, Boston, MA

     Palisade serves as sub-adviser to the Small-Cap Value Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

NAME                         CAPACITY WITH ADVISOR                BUSINESS NAME AND ADDRESS
Martin L. Berman             Chairman                             CEO, Palisade Capital Securities, L.L.C.
                                                                  Fort Lee, NJ

Steven E. Berman             COO                                  President, Palisade Capital Securities, L.L.C.
                                                                  Fort Lee, NJ

Jack Feiler                  President, CIO                       Executive Vice President, Palisade Capital Securities, L.L.C.
                                                                  Fort Lee, NJ

Richard S. Meisenberg        Managing Director                    Vice President, Palisade Capital Securities, L.L.C.
                                                                  Fort Lee, NJ

Richard Whitman              Executive Vice President -           General Partner, Benchmark Partners, LP
                             Investments                          New York, NY

Dennison T. Veru             Executive Vice President             Director, Sports Club Company, Inc.
                                                                  Los Angeles, CA
                                                                  Director, Stockcube, PLC
                                                                  London, England

Item 27. PRINCIPAL UNDERWRITERS


     (a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for GE Investments Funds, Inc., GE Institutional Funds, GE LifeStyle Funds, GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.), Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.


     (b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

     (c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; 201 Merritt 7, Norwalk, Connecticut 06856; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., a subsidiary of State Street, located at P.O. Box 419631, Kansas City, Missouri 64141-6631.


Item 29. MANAGEMENT SERVICES

     Not applicable.

Item 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 27th day of January, 2003.


                                         By: /s/ Michael J. Cosgrove
                                             -----------------------
                                             Michael J. Cosgrove
                                             President and Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                    TITLE                        DATE
/s/ Michael J. Cosgrove             Trustee, President and              1/27/03
--------------------------          Chairman of the Board
    Michael J. Cosgrove             (Chief Executive Officer)


/s/ John R. Costantino              Trustee                             1/27/03
------------------------
    John R. Costantino*


/s/ Alan M. Lewis                   Trustee                             1/27/03
-----------------
    Alan M. Lewis


/s/ William J. Lucas                Trustee                             1/27/03
--------------------
    William J. Lucas*


/s/ Robert P. Quinn                 Trustee                             1/27/03
-------------------
    Robert P. Quinn*


/s/ Robert Herlihy                  Treasurer                           1/27/03
------------------                  (Principal Financial
    Robert Herlihy                  Officer)


* Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated December 9, 1998 and incorporated by reference to Exhibit 99(p) to post-effective amendment number five to the Registration Statement, filed with the Commission on March 17, 1999.


         /s/ Matthew J. Simpson
         ------------------------------
         Matthew J. Simpson